UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08510

Matthews International Funds
(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Address of principal executive offices) (Zip code)

William J. Hackett, President Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		415-788-7553

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Performance and Expenses

		Average Annual Total Return				2013 Annual
	1 year	5 years	10 years	Since Inception	Inception Date	Operating Expenses	Prospectus Expense Ratios*
Matthews Asia Strategic Income Fund
Investor Class (MAINX)	-0.50%	n.a.	n.a.	5.80%	11/30/11	1.28%	1.85%
After Fee Waiver and Reimbursement/After Voluntary Fee Waiver and Expense Reimbursement						n.a./1.20%[2]	1.40%1/1.17%[2]
Institutional Class (MINCX)	-0.20%	n.a.	n.a.	6.01%	11/30/11	1.09%	1.70%
After Fee Waiver and Reimbursement/After Voluntary Fee Waiver and Expense Reimbursement						n.a./1.00%[2]	1.25%1/1.00%[2]
Matthews Asian Growth and Income Fund
Investor Class (MACSX)	4.83%	14.92%	11.12%	10.74%	9/12/94	1.08%	1.11%
Institutional Class (MICSX)	5.04%	n.a.	n.a.	6.58%	10/29/10	0.93%	0.97%
Matthews Asia Dividend Fund
Investor Class (MAPIX)	11.27%	17.16%	n.a.	10.77%	10/31/06	1.06%	1.09%
Institutional Class (MIPIX)	11.43%	n.a.	n.a.	7.49%	10/29/10	0.93%	0.97%
Matthews China Dividend Fund
Investor Class (MCDFX)	13.35%	n.a.	n.a.	11.26%	11/30/09	1.24%	1.47%
After Fee Waiver, Reimbursement and Recapture						1.34%	1.50%[3]
Institutional Class (MICDX)	13.72%	n.a.	n.a.	8.53%	10/29/10	1.08%	1.29%
Matthews Asia Focus Fund
Investor Class (MAFSX)	n.a.	n.a.	n.a.	-2.63%[4]	4/30/13	3.50%	2.38%
After Fee Waiver and Reimbursement/After Voluntary Fee Waiver and Expense Reimbursement						1.92%5/1.71%[6]	1.91%5/1.70%[6]
Institutional Class (MIFSX)	n.a.	n.a.	n.a.	-2.48%[4]	4/30/13	3.32%	2.22%
After Fee Waiver and Reimbursement/After Voluntary Fee Waiver and Expense Reimbursement						1.75%5/1.50%[6]	1.75%5/1.50%[6]
Matthews Asia Growth Fund
Investor Class (MPACX)	19.35%	17.59%	10.39%	10.55%	10/31/03	1.12%	1.16%
Institutional Class (MIAPX)	19.63%	n.a.	n.a.	7.67%	10/29/10	0.93%	0.98%
Matthews Pacific Tiger Fund
Investor Class (MAPTX)	3.63%	18.96%	12.68%	8.89%	9/12/94	1.09%	1.11%
Institutional Class (MIPTX)	3.78%	n.a.	n.a.	3.74%	10/29/10	0.92%	0.95%
Matthews Emerging Asia Fund
Investor Class (MEASX)	n.a.	n.a.	n.a.	-0.61%[4]	4/30/13	2.39%	2.83%
After Fee Waiver and Reimbursement/After Voluntary Fee Waiver and Expense Reimbursement						2.18%5/1.98%[6]	2.16%5/1.95%[6]
Institutional Class (MIASX)	n.a.	n.a.	n.a.	-0.55%[4]	4/30/13	2.21%	2.67%
After Fee Waiver and Reimbursement/After Voluntary Fee Waiver and Expense Reimbursement						2.00%5/1.75%[6]	2.00%5/1.75%[6]
Matthews China Fund
Investor Class (MCHFX)	6.84%	14.89%	12.27%	10.76%	2/19/98	1.08%	1.12%
Institutional Class (MICFX)	6.97%	n.a.	n.a.	-1.31%	10/29/10	0.91%	0.91%
Matthews India Fund
Investor Class (MINDX)	-5.90%	15.50%	n.a.	8.62%	10/31/05	1.13%	1.18%
Institutional Class (MIDNX)	-5.67%	n.a.	n.a.	-7.72%	10/29/10	0.95%	0.98%
Matthews Japan Fund
Investor Class (MJFOX)	34.03%	12.01%	3.96%	5.53%	12/31/98	1.10%	1.20%
Institutional Class (MIJFX)	34.27%	n.a.	n.a.	13.51%	10/29/10	0.96%	1.04%
Matthews Korea Fund
Investor Class (MAKOX)	10.11%	20.46%	12.20%	6.23%	1/3/95	1.13%	1.16%
Institutional Class (MIKOX)	9.87%	n.a.	n.a.	10.96%	10/29/10	0.97%	1.00%
Matthews Asia Small Companies Fund
Investor Class (MSMLX)	7.19%	23.92%	n.a.	17.12%	9/15/08	1.47%	1.50%
Institutional Class (MISMX)[7]	7.36%	23.96%	n.a.	17.15%	4/30/13	1.25%	1.36%
Matthews China Small Companies Fund
Investor Class (MCSMX)	28.85%	n.a.	n.a.	0.15%	5/31/11	2.04%	3.26%
After Fee Waiver and Reimbursement						2.00%[8]	2.00%[8]
Matthews Asia Science and Technology Fund
Investor Class (MATFX)	35.61%	21.92%	10.14%	2.11%	12/27/99	1.18%	1.18%
Institutional Class (MITEX)[7]	35.75%	21.95%	10.15%	2.12%	4/30/13	1.00%	1.02%

*  These figures are from the Fund's prospectus dated as of April 30, 2013 and may differ from the actual expense ratios for fiscal year 2013, as shown in the Financial Highlights section of this report, and may not reflect actual expense ratios for the newer Funds or Classes that commenced operations in 2013.

1  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2014 to the extent needed to limit Total Annual Fund Operating Expenses to 1.25% for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. Because certain expenses of the Investor Class are higher than the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 1.25%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waivers and expense reimbursements may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

2  Matthews has also agreed to waive fees and reimburse additional expenses for the Institutional Class of the Fund on a voluntary basis if its expense ratio exceeds 1.00%. Furthermore, any amounts voluntarily waived by Matthews in respect of the Institutional Class, excluding any voluntary waiver of class-specific shareholder servicing fees, may also be waived for the Investor Class. These voluntary waivers and/or reimbursements may be terminated at any time in the sole and absolute discretion of Matthews, subject to prior notice to the Board of Trustees.

3  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2014 to the extent needed to limit total annual operating expenses to 1.50%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waivers and expense reimbursements may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

4  Actual return, not annualized.

5  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2015 to the extent needed to limit Total Annual Fund Operating Expenses to 1.75% for the Institutional Class of the Asia Focus Fund and to 2.00% for the Institutional Class of the Emerging Asia Fund, and agreed to reduce the expense ratio by an equal amount for the corresponding Investor Class of each Fund. Because certain expenses of the Investor Class are higher than the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 1.75% or 2.00%, respectively. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waivers and expense reimbursements may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

6  Matthews has also agreed to waive fees and reimburse additional expenses for the Institutional Class of each Fund on a voluntary basis if its expense ratio exceeds 1.50% for the Asia Focus Fund and 1.75% for the Emerging Asia Fund. Furthermore, any amounts voluntarily waived by Matthews in respect of an Institutional Class, excluding any voluntary waiver of class-specific shareholder servicing fees, may also be waived for its corresponding Investor Class. These voluntary waivers and/or reimbursements may be terminated at any time in the sole and absolute discretion of Matthews, subject to prior notice to the Board of Trustees.

7  Institutional Class Shares were first offered on April 30, 2013. For performance since that date, please see each Fund's performance table in the report. Performance for the Institutional Class Shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and Investor Class may arise due to differences in fees charged to each class.

8  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2014 to the extent needed to limit total annual operating expenses to 2.00%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waivers and expense reimbursements may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds' fees and expenses had not been waived, returns would have been lower. For the Funds' most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

Contents

Message from the President of the Matthews Asia Funds	2
Message to Shareholders	4
Manager Commentaries, Fund Characteristics and Schedules of Investments:
ASIA FIXED INCOME STRATEGY
Matthews Asia Strategic Income Fund	6
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund	12
Matthews Asia Dividend Fund	17
Matthews China Dividend Fund	22
ASIA GROWTH STRATEGIES
Matthews Asia Focus Fund	27
Matthews Asia Growth Fund	31
Matthews Pacific Tiger Fund	36
Matthews Emerging Asia Fund	41
Matthews China Fund	46
Matthews India Fund	51
Matthews Japan Fund	55
Matthews Korea Fund	60
ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund	65
Matthews China Small Companies Fund	70
ASIA SPECIALTY STRATEGY
Matthews Asia Science and Technology Fund	75
Disclosures	79
Index Definitions	79
Disclosure of Fund Expenses	80
Statements of Assets and Liabilities	82
Statements of Operations	90
Statements of Changes in Net Assets	94
Financial Highlights	102
Notes to Financial Statements	117
Report of Independent Registered Public Accounting Firm	134
Tax Information	135
Approval of Investment Advisory Agreement	138
Trustees and Officers of the Funds	143

Cover photo: Jinnamgwan Pavilion, the largest single-story pavilion in Korea

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds' investment objectives, risks and expenses. Additional copies of the prospectus or summary prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of December 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund's future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds' prospectus and Statement of Additional Information for more risk disclosure.

Message to Shareholders from the President of the Matthews Asia Funds

Dear Fellow Shareholders,

As President of the Matthews Asia Funds and CEO of Matthews International Capital Management, LLC (advisor to the Matthews Asia Funds), I am delighted to offer an annual review of the Funds for the year ended 2013. In what was a challenging time for global markets in which sentiment toward Asia was muted, I am pleased with the results that have been achieved for our shareholders. Some of our Funds continued to experience significant interest from shareholders with long-term investment horizons who understand that short-term volatility with respect to investing in Asia is to be expected. Fortunately, many of our investors also appear to equally anticipate long-term prospects for growth and sustainable wealth creation in the region.

Not All Emerging Markets are the Same

In 2013, we saw a change in investor sentiment toward emerging markets as the potential effect of higher U.S. interest rates combined with slower growth in China began to negatively impact financial markets. Given this more challenging environment, it was a year in which the phrase "not all emerging markets are the same" became increasingly commonplace. While Asia is not immune to the challenges now facing emerging markets, I believe there is some comfort in knowing that the region has reached a point in its development whereby the majority of countries in Asia are fundamentally much stronger on a relative basis compared to other emerging market regions. At Matthews Asia, we aim to filter out the market "noise" and avoid predicting the unpredictable. Instead, we focus on what we can influence—identifying quality companies that we believe can add value for investors over the long term. The ability to be selective, whether at a country or company level, is one that we can bring to a portfolio as active investors, and this approach is one that I believe will be even more important over the coming years.

Performance

I am pleased to report that against this background, the vast majority our Funds continued to deliver strong absolute and relative performance in 2013. While we saw largely negative newsflow on Asia during the year, some markets performed well. It was particularly gratifying to see our three China-focused Funds all deliver positive returns. While we do not measure success over the short term, the results highlight the importance of rising above near-term challenges faced by some countries, and focusing instead on events at a company level.

Continued Interest from Investors

We continued to witness strong inflows into our Funds throughout 2013. Serving a growing number of shareholders who recognize the potential benefits of investing in Asia and entrust their assets to us is particularly pleasing. However, strong inflows into our Funds can also be challenging. We made the decision to soft-close two Funds—Matthews Asia Dividend and Matthews Pacific Tiger—to new investors during the year in order to slow the pace of inflows. Throughout our history, we have endeavored to keep the interests of shareholders at the forefront of our actions. We believe that restricting access to the Funds is a prudent step toward maintaining the integrity of our investment

2 MATTHEWS ASIA FUNDS

process and is consistent with our approach to deal with these issues in a timely fashion that benefits existing shareholders over the long term. We will continue to closely monitor the capacity of all our Funds and act accordingly to preserve the interests of our shareholders.

New Fund Launches

As we see Asia continuing to develop, albeit at a slightly slower pace, new opportunities present themselves to investors. It is against this backdrop that we launched two new Funds during the course of the year: the Matthews Emerging Asia Fund, which is focused on the fast-growing markets in frontier and emerging Asia and the Matthews Asia Focus Fund, which takes advantage of the many strong companies with healthy balance sheets and good management teams that now exist in the region. In some respects, the launch of these two Funds highlights the remarkable pace at which the region has developed. As we look to celebrate the 20th anniversary this year of our two Funds—Matthews Asian Growth and Income and Matthews Pacific Tiger—that laid the foundations for the Matthews Asia Fund family, we are reminded that while the journey isn't always smooth, we believe the long-term outlook for the region is bright and we remain optimistic.

Finally, thank you for your continued confidence in Matthews Asia Funds and as always, we welcome your comments.

William Hackett
President of the Matthews Asia Funds
Chief Executive Officer, Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA 3

Message to Shareholders
from the Chief Investment Officer

Dear Fellow Shareholders,

Last year began with concerns over China, which quickly spread to worries over the entire emerging market universe. By mid-year, investors started to fret over the deleterious effects of tighter U.S. monetary policy on Asian and Latin American economies. Asia, excluding Japan, muddled through and ended with price-to-earnings ratios somewhat lower than they were at the end of 2012, and dividend yields slightly raised.

The discourse over China has been lively and sometimes illuminating. But a lot of it has been somewhat crude—with people dismissing China's economy as "fake," describing its property market as being in a bubble and predicting the imminent collapse of its banking system. Often, I think, this is a symptom of seeing the problems of others through one's own lens. Indeed, it has not been uncommon to hear of China's "subprime" issue when in fact the country really doesn't have a subprime mortgage market at all. What the discussion has lacked, I believe, is nuance. For sure, there are issues in China's economy. Take, for example, its property market, where there is too little low-income housing. Or credit growth, where concerns are more about an overly rapid pace of growth than the actual level of debt, which does not seem unusual for a country with such a high savings rate. Or let us consider China's banking system, which is inefficient and in need of reform and perhaps capital injections, but nevertheless does not seem to threaten economic collapse because it is, to a certain extent, a closed system.

But if anything brought the lack of nuance in the "China debate" into sharp relief, it was the Communist Party's own reflections on its policy meeting at year end. The new administration, obviously confident in its own power, published a comprehensive piece of reform rhetoric. Asian markets rebounded sharply, and this showed a lack of nuance too. Was it worth the sharp rebound? It was only rhetoric after all! The hard slog of legislation and implementation is yet to come. However, these developments did return to people's consciousness the thought that China's growth story, if it is anything, is a dynamic one. It also demonstrated that the growth story is transitioning and evolving from one economic system to another and embracing new reforms in a thoughtful, pragmatic way. By the end of the year, optimism had crept in to sweeten up the sour mood—but was it realistic optimism?

U.S. Federal Reserve tapering of quantitative easing policies was a big topic as well. And again, I think the implications for Asia were perhaps misconstrued: the correlation between Asian stock market performance and U.S. Federal interest rates is not at all clear in the short course of a year. The correlation between Asia's stock market performance and growth is much stronger. Indeed, in the past, you would probably have had a better chance of forecasting the future direction of U.S. interest rates by using Asia's stock market performance as a leading indicator than you would the other way around. It is nominal GDP growth (growth plus inflation) that seems to matter for Asia's stock market performance. This point appeared to have been reinforced recently, when the Federal Reserve's actual tapering announcement was couched in language that revealed it expected future growth to improve and was prepared to keep monetary policy loose if it did not. Instead of falling, markets rallied on the news. So, if tapering is to happen—particularly since rates are currently close to zero and developed economies are depressed—I suspect it merely signals faster

4 MATTHEWS ASIA FUNDS

future growth rates, which would actually be benign for Asian markets. In the meantime, Japan's monetary experiment continued and by year-end there was evidence that employment, growth rates and even some wages were all rising.

Finally, we had the usual lumping together of Asia and other "emerging" markets and some people writing off emerging markets altogether as they trailed the performance of the U.S. As if they didn't matter! Asia, for example, accounts for roughly 60% of the world's population. If we have a framework of analysis that allows us to cavalierly dismiss over half the world's productive labor in a single stroke, we probably need a new framework. Or, at the very least, we should be careful how we use the existing one. Asia is at least one part of the world that continues to close the income gap between rich nations and poor ones and improve the lives of its citizens. So, I would rather divide the world up into countries that have put in place the right kind of incentives and institutions to grow; and those that have not. In addition, if one looks at the longer term, the difference in equity performance between countries within Asia tends to narrow. On the one hand, this encourages people to focus on the year-to-year occurrences because the differences there are greatest and getting those right consistently would surely add value. On the other hand, we take a different view, feeling that short-term fluctuations in a country's fortunes are hard to forecast. Over the long term, we believe that the best businesses, however, will steadily increase their advantage over competitors. So, we seek to examine a different question. What are the elements that determine the success of businesses over the long term? Here, we have a clear set of principles to follow. Over the long term, it is the growth in cash flows and book values of businesses that determine returns. These arise from a business' competitive advantage and the competitive landscape in which it operates. These can be enhanced and nurtured by a quality management team—that is, one that allocates capital sensibly. Minority shareholders will share in this growth to the extent to which management teams are incentivized and willing to allow them. These returns tend to be earned by companies that have strong balance sheets and stable and reasonable rates of growth. The key then is to invest in such companies at a reasonable valuation.

I suspect it is this last component that will require particular attention in the year ahead. Many of the qualities that we admire in businesses tend to attract a premium. But in many instances this premium has widened over the last few years. So even when Asia's aggregate valuations are below average—i.e., a dividend yield of about 2.5% and price-to-forward earnings ratio of about 11x (for the Asia Pacific universe as defined by FactSet)—it is still crucial to judge where companies are adequately appreciated for their future growth and where they may not be. The most compelling future returns may come from identifying those businesses with long-term prospects that have been overwhelmed by shorter-term macroeconomic concerns. That remains the job for our investment team in 2014.

Robert Horrocks, PhD
Chief Investment Officer
Matthews International Capital Management, LLC

*  Forward earnings are calculated by dividing market price per share by expected earnings per share.

matthewsasia.com | 800.789.ASIA 5

ASIA FIXED INCOME STRATEGY

PORTFOLIO MANAGERS

Teresa Kong, CFA	Gerald M. Hwang, CFA
Lead Manager	Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$10.42	$10.42
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.28%	1.09%
After fee waiver and Reimbursement[2]	n.a.	n.a.
After Voluntary Fee Waiver and Expense Reimbursement[3]	1.20%	1.00%

Portfolio Statistics

Total # of Positions	50
Net Assets	$45.7 million
Modified Duration	3.7[4]
Portfolio Turnover	48.71%[5]

Benchmarks

HSBC Asian Local Bond Index

J.P. Morgan Asia Credit Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in income-producing securities including, but not limited to, debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asian region. Investments may be denominated in any currency, and may represent any part of a company's capital structure from debt to equity or with features of both.

1  Actual 2013 expense ratios.

2  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2014 to the extent needed to limit Total Annual Fund Operating Expenses to 1.25% for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. Because certain expenses of the Investor Class are higher than the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 1.25%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waivers and expense reimbursements may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

3  Matthews has also agreed to waive fees and reimburse additional expenses for the Institutional Class of the Fund on a voluntary basis if its expense ratio exceeds 1.00%. Furthermore, any amounts voluntarily waived by Matthews in respect of the Institutional Class, excluding any voluntary waiver of class-specific shareholder servicing fees, may also be waived for the Investor Class. These voluntary waivers and/or reimbursements may be terminated at any time in the sole and absolute discretion of Matthews, subject to prior notice to the Board of Trustees.

4  Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

5  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary

For the year ending December 31, 2013, the Mathews Asia Strategic Income Fund returned –0.50% (Investor Class) and –0.20% (Institutional Class) while its primary benchmark, the HSBC Asian Local Bond Index, and its secondary benchmark, the J.P. Morgan Asia Credit Index, returned –5.72% and –1.37%, respectively. For the fourth quarter of 2013, the Mathews Asia Strategic Income Fund returned 2.15% (Investor Class) and 2.22% (Institutional Class), while its primary and secondary indices returned –0.26% and 1.57%, respectively.

The year was among some of the toughest for fixed income markets globally. The market began to price in an increasing likelihood of a U.S. Federal Reserve tapering in May, which led to a substantial rise in both the level and volatility of interest rates in the U.S. through the summer. The implications of a repricing of interest rates in the U.S. reverberated across global markets, driving up yields and volatility. As U.S. rates and volatility rose, most global currencies, including the majority of Asia's currencies, depreciated versus the U.S. dollar. With headwinds on both the rates and currencies front, most fixed income asset classes saw negative returns. For example, the Barclays Capital U.S. Aggregate Bond Index returned –2.02%, Barclays Capital Global Aggregate Bond Index returned –2.60% and the J.P. Morgan Emerging Market Bond Index returned –6.58%.

Within this context, the Fund proved relatively resilient. The Fund outperformed its benchmarks through: increasing its allocation to U.S. dollar-denominated debt versus local-denominated debt; increasing its allocation to lower rated, but improving corporate credits that were less sensitive to interest rate volatility; and increasing its U.S. interest rate hedge.

The Fund's top contributor to performance for the year was Home Inns & Hotels convertible bonds. The Home Inns Bonds best exemplify the type of convertibles that we actively seek out for this portfolio—the "busted" convertible with a deep "out of the money" call option on the equity. When we started the position in the bond in 2012, the market was focused on the downside risks. We, on the other hand, saw the positive asymmetries working for us in this bond—even if all the negatives were to play out, we did not see much more downside as the bonds were trading very close to the bond floor, which in this case, was not theoretical, but one backed by strong fixed charge coverage and low leverage. However, in our view, if any one of the negative trends were to reverse, we anticipated substantial upside from the rising sensitivity of the bond to the price of the stock. As it turned out, company fundamentals improved while the macroeconomic and regulatory backdrop became more benign than the market had initially anticipated.

Rounding out the top three contributors to return were our holdings in Korea Treasury bonds and Sri Lankan government bonds . The South Korean won was one of the few Asian currencies that appreciated versus the U.S. dollar through the year. Despite a depreciating currency from an export rival (the Japanese yen), Korea's strong current account and fiscal surpluses provided ample support for the currency. Sri Lankan bonds also produced high total returns as the high yield on the bonds offset the small depreciation in the currency. The limited foreign participation in the local bond market also helped to shelter it from the sell-off experienced by other countries with negative current and fiscal accounts.

(continued)

6 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2013

			Average Annual Total Returns
	3 Months	1 Year	Since Inception	Inception Date
Investor Class (MAINX)	2.15%	-0.50%	5.80%	11/30/11
Institutional Class (MINCX)	2.22%	-0.20%	6.01%	11/30/11
HSBC Asian Local Bond Index[6]	-0.26%	-5.72%	1.65%
J.P. Morgan Asia Credit Index[6]	1.57%	-1.37%	6.36%
Lipper Emerging Markets Hard Currency Debt Category Average[7]	0.77%	-5.83%	5.81%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2013					2012
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAINX)	$0.11	$0.10	$0.03	$0.11	$0.35	$0.09	$0.07	$0.11	$0.15	$0.42
Institutional (MINCX)	$0.12	$0.11	$0.03	$0.12	$0.38	$0.10	$0.07	$0.12	$0.15	$0.44

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 3.95% (3.46% excluding expense waiver)

Inst'l Class: 4.18% (3.74% excluding expense waiver)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/13, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST:

5.84%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

6  It is not possible to invest directly in an index. Source: Index data from HSBC, J.P. Morgan and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definitions.

7  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS8

	Sector	Currency	% of Net Assets
Home Inns & Hotels Management, Inc., Cnv., 2.000%, 12/15/2015	Consumer Discretionary	U.S. Dollar	6.4%
Global Logistic Properties, Ltd., 3.375%, 5/11/2016	Financials	Chinese Renminbi	4.5%
KWG Property Holding, Ltd., 12.500%, 8/18/2017	Financials	U.S. Dollar	4.3%
MCE Finance, Ltd., 5.000%, 2/15/2021	Consumer Discretionary	U.S. Dollar	4.3%
Shimao Property Holdings, Ltd., 6.625%, 1/14/2020	Financials	U.S. Dollar	4.2%
United Overseas Bank, Ltd., 3.150%, 7/11/2022	Financials	Singapore Dollar	3.5%
Korea Treasury Bond, 2.750%, 9/10/2017	Foreign Government Bonds	Korean Won	3.3%
Malaysian Government Bond, 3.492%, 3/31/2020	Foreign Government Bonds	Malaysian Ringgit	3.2%
Sri Lanka Government Bond, 8.500%, 6/1/2018	Foreign Government Bonds	Sri Lankan Rupee	3.2%
ICICI Bank, Ltd., 6.375%, 4/30/2022	Financials	U.S. Dollar	3.1%
% OF ASSETS IN TOP TEN			40.0%

8  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 7

CURRENCY ALLOCATION (%)9,10

U.S. Dollar (USD)	52.2
Singapore Dollar (SGD)	9.4
Korean Won (KRW)	7.7
Sri Lanka Rupee (LKR)	6.3
Chinese Renminbi (CNY)	5.6
Malaysian Ringgit (MYR)	5.5
Thai Baht (THB)	4.2
Australian Dollar (AUD)	2.9
Philippine Peso (PHP)	2.1
Indonesian Rupiah (IDR)	1.6
Hong Kong Dollar (HKD)	1.0
Cash and Other Assets, Less Liabilities	1.5

COUNTRY ALLOCATION (%)10,11

China/Hong Kong	28.6
Singapore	11.2
Indonesia	8.8
Australia	7.8
South Korea	7.7
Malaysia	7.7
India	6.4
Sri Lanka	6.3
Thailand	5.5
Philippines	4.5
United Kingdom	2.4
Japan	1.6
Cash and Other Assets, Less Liabilities	1.5

SECTOR ALLOCATION (%)10

Financials	46.7
Government Bonds	25.3
Consumer Discretionary	15.9
Telecommunication Services	5.2
Utilities	2.5
Industrials	2.4
Energy	0.5
Cash and Other Assets, Less Liabilities	1.5

ASSET TYPE BREAKDOWN (%)9,10

Non-Convertible Corporate Bonds	61.5
Government Bonds	25.3
Common Equities and ADRs	6.4
Convertible Corporate Bonds	5.3
Cash and Other Assets, Less Liabilities	1.5

9  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

10  Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

11  Not all countries where the Fund may invest are included in the benchmark index.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary (continued)

The top detractor to Fund performance was our basket of currency forwards. In the first half of the year, we held a small basket of forwards whereby we were long on currencies that we believed were undervalued and short on ones that were overvalued. This basket underperformed as the market volatility spiked and technical factors such as liquidity and market positioning overwhelmed fundamentals. Since the higher volatility persisted through the summer instead of subsiding, we unwound the basket and closed out the position. The other detractors to performance included our positions in local currency Indonesia government bonds and Malaysia government bonds. Even though we maintained a less than 2% position in Indonesian government bonds, the almost 20% depreciation of the currency hurt this position. The sell-off in Malaysian government bonds was in line with other local government bonds, but because of our relatively high allocation, our exposure to Malaysia also detracted from performance. The small magnitude of these losses is testimony to the tight controls and strong risk management we exercise in portfolio management.

Looking forward, a stronger global backdrop, backed by recovery in the U.S. and stabilization in Europe should provide an additional boost to Asia's export growth. Asia has proved its resilience since the global financial crisis by relying primarily on local consumption, government investment, and intra-regional trade. Recovery in demand from the U.S. and Europe will provide an additional source of growth to Asian economies and companies. While rising U.S. interest rates might pose a headwind to Asian rates, we see much of that already priced into the current level of interest rates. This is evidenced by almost no change in interest rates since the Fed announced tapering in December. Asian currencies on the other hand, will see a tale of two cities. While currencies like the Singaporean dollar and Chinese renminbi with strong fiscal and current accounts will likely continue to appreciate, others with negative current and fiscal accounts will likely continue to depreciate relative to the dollar. Finally, we still see attractive return potential from credit overall. This is due to the overall benign credit cycle and high recoveries we are still experiencing across global markets. However, we still need to be very judicious in security selection as some countries are over-extended in their credit and we do expect defaults to go up. Overall, we expect Asian bonds, especially U.S. dollar-denominated, higher yielding bonds, to outperform most other fixed income asset classes. This includes government, investment grade credit and emerging market bonds from Latin America, Eastern Europe, the Middle East and Africa.

Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

8 MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund  December 31, 2013

Schedule of Investmentsa

NON-CONVERTIBLE CORPORATE BONDS: 61.5%

	Face Amount*		Value
CHINA/HONG KONG: 21.2%
KWG Property Holding, Ltd. 12.500%, 08/18/17		1,800,000	$1,980,000
MCE Finance, Ltd. 5.000%, 02/15/21		2,000,000	1,950,000
Shimao Property Holdings, Ltd. 6.625%, 01/14/20		2,000,000	1,942,500
FPT Finance, Ltd. 6.375%, 09/28/20		1,050,000	1,081,500
Longfor Properties Co., Ltd. 9.500%, 04/07/16		1,000,000	1,061,250
Golden Eagle Retail Group, Ltd. 4.625%, 05/21/23[b]		1,000,000	852,960
Wheelock Finance, Ltd. 4.500%, 09/02/21	SGD	750,000	596,066
Beijing Enterprises Water Group, Ltd. 3.750%, 06/30/14	CNY	1,500,000	247,723
Total China/Hong Kong			9,711,999
SINGAPORE: 8.9%
Global Logistic Properties, Ltd. 3.375%, 05/11/16	CNY	12,500,000	2,060,013
United Overseas Bank, Ltd. 3.150%[c], 07/11/22	SGD	2,000,000	1,609,527
Oversea-Chinese Banking Corp., Ltd. 3.750%[c], 11/15/22		400,000	411,541
Total Singapore			4,081,081
AUSTRALIA: 7.8%
Macquarie Bank, Ltd. 6.625%, 04/07/21		1,100,000	1,215,081
Lend Lease Financial International, Ltd. 4.625%, 07/24/17	SGD	1,250,000	1,033,991
SPI Electricity & Gas Australia Holdings Pty, Ltd. 5.750%, 06/28/22	AUD	1,000,000	872,785
Crown Group Finance, Ltd. 5.750%, 07/18/17	AUD	500,000	459,580
Total Australia			3,581,437
INDONESIA: 7.2%
Alam Synergy Pte, Ltd. 6.950%, 03/27/20[b]		1,500,000	1,327,500
Theta Capital Pte, Ltd. 7.000%, 05/16/19		1,000,000	996,833
TBG Global Pte, Ltd. 4.625%, 04/03/18[b]		1,000,000	967,500
Total Indonesia			3,291,833
INDIA: 6.4%
ICICI Bank, Ltd. 6.375%[c], 04/30/22		1,500,000	1,436,250
Axis Bank, Ltd. 7.250%[c], 08/12/21		1,000,000	995,260
Bank of Baroda 6.625%[c], 05/25/22		500,000	481,444
Total India			2,912,954
	Face Amount*		Value
PHILIPPINES: 2.4%
Alliance Global Group, Inc. 6.500%, 08/18/17		1,050,000	$1,107,750
Total Philippines			1,107,750
UNITED KINGDOM: 2.4%
Jaguar Land Rover Automotive PLC 7.750%, 05/15/18[b]		500,000	538,125
Jaguar Land Rover PLC, Reg S 7.750%, 05/15/18		500,000	538,125
Total United Kingdom			1,076,250
MALAYSIA: 2.2%
Malayan Banking BHD 3.250%[c], 09/20/22		1,000,000	986,500
Total Malaysia			986,500
JAPAN: 1.6%
Softbank Corp. 4.500%, 04/15/20[b]		500,000	487,500
ORIX Corp. 4.000%, 11/29/14	CNY	1,500,000	249,329
Total Japan			736,829
THAILAND: 1.4%
Bangkok Bank Public Co., Ltd. 9.025%, 03/15/29		500,000	616,349
Total Thailand			616,349
TOTAL NON-CONVERTIBLE CORPORATE BONDS			28,102,982
(Cost $28,987,072)

FOREIGN GOVERNMENT OBLIGATIONS: 25.3%

SOUTH KOREA: 7.7%
Korea Treasury Bond 2.750%, 09/10/17	KRW	1,600,000,000	1,507,400
Korea Treasury Bond 3.500%, 09/10/16	KRW	1,000,000,000	967,425
Korea Treasury Bond 3.250%, 12/10/14	KRW	500,000,000	478,825
Korea Treasury Bond 4.000%, 09/10/15	KRW	300,000,000	291,416
Korea Treasury Bond 3.250%, 06/10/15	KRW	300,000,000	287,788
Total South Korea			3,532,854
SRI LANKA: 6.3%
Sri Lanka Government Bond 8.500%, 06/01/18	LKR	200,000,000	1,459,510
Sri Lanka Government Bond 8.500%, 07/15/18	LKR	100,000,000	725,608
Sri Lanka Government Bond 8.000%, 11/15/18	LKR	100,000,000	710,716
Total Sri Lanka			2,895,834

matthewsasia.com | 800.789.ASIA 9

Matthews Asia Strategic Income Fund  December 31, 2013

Schedule of Investmentsa (continued)

FOREIGN GOVERNMENT OBLIGATIONS: (continued)

	Face Amount*		Value
MALAYSIA: 4.6%
Malaysian Government Bond 3.492%, 03/31/20	MYR	5,000,000	$1,483,398
Malaysian Government Bond 3.580%, 09/28/18	MYR	1,000,000	302,614
Malaysia Investment Issue 3.309%, 08/30/17	MYR	1,000,000	301,163
Total Malaysia			2,087,175
THAILAND: 3.0%
Thailand Government Bond 3.125%, 12/11/15	THB	45,000,000	1,381,792
Total Thailand			1,381,792
PHILIPPINES: 2.1%
Republic of Philippines 6.250%, 01/14/36	PHP	40,000,000	955,331
Total Philippines			955,331
INDONESIA: 1.6%
Indonesia Government Bond 8.250%, 07/15/21	IDR	9,000,000,000	730,486
Total Indonesia			730,486
TOTAL FOREIGN GOVERNMENT OBLIGATIONS			11,583,472
(Cost $12,178,306)

CONVERTIBLE CORPORATE BONDS: 6.4%

CHINA/HONG KONG: 6.4%
Home Inns & Hotels Management, Inc., Cnv. 2.000%, 12/15/15	2,800,000	2,922,500
Total China/Hong Kong		2,922,500
TOTAL CONVERTIBLE CORPORATE BONDS		2,922,500
(Cost $2,550,569)

COMMON EQUITIES: 5.3%

	Shares
SINGAPORE: 2.3%
StarHub, Ltd.	140,000	475,930
Ascendas REIT	170,000	296,367
Mapletree Logistics Trust, REIT	320,000	267,522
Total Singapore		1,039,819
THAILAND: 1.1%
Kasikornbank Public Co., Ltd.	60,000	286,802
PTT Exploration & Production Public Co., Ltd.	45,000	228,573
Total Thailand		515,375
CHINA/HONG KONG: 1.0%
HSBC Holdings PLC	40,000	436,053
Total China/Hong Kong		436,053
	Shares	Value
MALAYSIA: 0.9%
Axiata Group BHD	200,000	$421,310
Total Malaysia		421,310
TOTAL COMMON EQUITIES		2,412,557
(Cost $2,209,936)
TOTAL INVESTMENTS: 98.5%		45,021,511
(Cost $45,925,883d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.5%		691,373
NET ASSETS: 100.0%		$45,712,884

a  Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund's Board of Directors.

c  Variable rate security. The rate represents the rate in effect at December 31, 2013.

d  Cost for federal income tax purposes is $45,944,227 and net unrealized depreciation consists of:

Gross unrealized appreciation	$1,144,791
Gross unrealized depreciation	(2,067,507)
Net unrealized depreciation	($922,716)

*  All values are in USD unless otherwise noted.

AUD  Australian Dollar

BHD  Berhad

Cnv.  Convertible

CNY  Chinese Renminbi (Yuan)

IDR  Indonesian Rupiah

JPY  Japanese Yen

KRW  Korean Won

LKR  Sri Lanka Rupee

MYR  Malaysian Ringgit

PHP  Philippine Peso

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

THB  Thai Baht

USD  U.S. Dollar

10 MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund  December 31, 2013

Schedule of Investmentsa (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

	Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
SHORT	USD	500,000	JPY	48,694,000	Brown Brothers Harriman	01/08/14	$37,595

FINANCIAL FUTURES CONTRACTS SOLD SHORT AS OF DECEMBER 31, 2013 WERE AS FOLLOWS:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
30	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March, 2014	$3,691,406	$64,922

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 11

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Robert J. Horrocks, PhD

Lead Manager

Kenneth Lowe, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$18.91	$18.90
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.08%	0.93%

Portfolio Statistics

Total # of Positions	59
Net Assets	$4.4 billion
Weighted Average Market Cap	$30.3 billion
Portfolio Turnover	15.27%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging and frontier countries and markets in the Asian region.

1  Actual 2013 expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the year ending December 31, 2013, the Matthews Asian Growth and Income Fund gained 4.83% (Investor Class) and 5.04% (Institutional Class) whilst its benchmark, the MSCI All Country Asia ex Japan Index gained 3.34%. For the fourth quarter of the year, the Fund returned 1.10% (Investor Class) and 1.17% (Institutional Class) versus 3.42% for the Index.

The year 2013 was yet again driven by macroeconomic events, with varying monetary policy changes and politics taking center stage over the bottom-up fundamentals of companies. This included the decision to begin a "tapering" of quantitative easing by the Federal Reserve in the U.S., where we saw an initial reduction in the monthly purchases of assets by the Treasury. That, in turn, caused long-term bond yields to back up and helped to spark panic over the future cost of capital in many emerging markets. We also witnessed the start to "Abenomics," the economic policies advocated by Prime Minister Shinzo Abe in Japan—one of the most aggressively targeted quantitative easing experiments in history. Additionally, November saw the much-vaunted Third Plenary meeting of the Communist Party occur in Beijing with the new Chinese government laying out its plans to resume their path toward reforms. All of these issues, in one way or another, helped drive North Asian markets higher as their cheaper valuations and larger exposure to a Western recovery proved more alluring relative to the more volatile and smaller Southeast Asian economies that broadly struggled as currencies were sold off.

As bottom-up stock pickers, we try to avoid the "noise" of backdrops like this and focus on fundamental analysis. We are, however, always aware of how these issues may affect our holdings. In that sense, 2013 can be viewed as a reasonable year for the Fund as stock selection was the primary driver of both our positive absolute and relative returns. The largest contributor to performance came through our holdings within South Korea, via both preferred stock and equities. These preferred shares range from automaker Hyundai Motor to Samsung Fire and Marine, a domestic non-life insurer. The primary driver of their performance were valuations, with many of these preferred shares trading at hefty discounts to the underlying equities whilst also offering a very attractive yield enhancement and throughout the year some of this valuation discount began to narrow. Additionally, our holding in GS Home Shopping performed well as management of this retailing platform continues to deliver operationally. The company has benefited from rational competition, keeping the costs of system operators' commissions contained in conjunction with gaining traction in increasing their sales through mobile devices and improving their product mix to enhance margins.

The Fund also benefited from our exposure to Japanese equities as the domestic stock market rallied over 30% during the year. Whilst we did not invest in our Japanese holdings with a view to the changing political and monetary backdrop, Fund performance benefited from this market rally. Domestically oriented companies like Japan Real Estate Investment Trust and Lawson, a major convenience store chain, both showed meaningful increases. The belief that quantitative easing can help to end Japanese deflation and boost asset prices and wages has helped drive these stocks higher.

(continued)

12 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2013

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MACSX)	1.10%	4.83%	5.94%	14.92%	11.12%	10.74%	9/12/94
Institutional Class (MICSX)	1.17%	5.04%	6.09%	n.a.	n.a.	6.58%	10/29/10
MSCI AC Asia ex Japan Index[3]	3.42%	3.34%	1.69%	16.82%	10.97%	4.10%[4]
Lipper Pacific Region Funds Category Average[5]	0.68%	9.24%	4.28%	13.36%	7.76%	4.32%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2013			2012
	June	December	Total	June	December	Total
Investor (MACSX)	$0.24	$0.22	$0.46	$0.20	$0.27	$0.47
Institutional (MICSX)	$0.26	$0.24	$0.50	$0.21	$0.28	$0.49

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

0.31% (Investor Class) 0.47% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/13, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.31%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
Singapore Technologies Engineering, Ltd.	Industrials	Singapore	3.4%
AIA Group, Ltd.	Financials	China/Hong Kong	3.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.1%
Jardine Matheson Holdings, Ltd.	Industrials	China/Hong Kong	2.9%
AMMB Holdings BHD	Financials	Malaysia	2.8%
Keppel Corp., Ltd.	Industrials	Singapore	2.6%
United Overseas Bank, Ltd.	Financials	Singapore	2.5%
Japan Tobacco, Inc.	Consumer Staples	Japan	2.4%
China Petroleum & Chemical Corp. (Sinopec), Cnv., 0.000%, 4/24/2014	Energy	China/Hong Kong	2.4%
Hong Kong Exchanges and Clearing, Ltd., Cnv., 0.500%, 10/23/2017	Financials	China/Hong Kong	2.3%
% OF ASSETS IN TOP TEN			27.8%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 13

COUNTRY ALLOCATION (%)7

China/Hong Kong	29.5
Singapore	16.2
South Korea	10.8
Japan	7.8
Malaysia	7.3
Australia	6.9
Taiwan	4.0
Thailand	3.9
Indonesia	2.6
India	2.3
United Kingdom	1.8
Philippines	1.7
New Zealand	1.5
Vietnam	1.3
Cash and Other Assets, Less Liabilities	2.4

SECTOR ALLOCATION (%)

Financials	23.2
Industrials	15.4
Consumer Staples	14.4
Consumer Discretionary	13.3
Telecommunication Services	9.3
Utilities	5.9
Information Technology	4.8
Energy	4.1
Materials	4.0
Health Care	3.2
Cash and Other Assets, Less Liabilities	2.4

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	71.7
Mid Cap ($1B–$5B)	25.9
Small Cap (under $1B)	0.0
Cash and Other Assets, Less Liabilities	2.4

ASSET TYPE BREAKDOWN (%)9

Common Equities and ADRs	80.3
Convertible Corporate Bonds	11.5
Preferred Equities	5.8
Cash and Other Assets, Less Liabilities	2.4

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9  Bonds are not included in the MSCI All Country Asia ex Japan Index.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (continued)

The main detractors to performance through the year arose from Australia and Thailand, with both suffering currency drops and some stock-specific weakness. In Australia, the worst performer was bottler Coca-Cola Amatil, which struggled as the carbonated soft drink market in the country has started to decline following a more health conscious trend amongst consumers keen on reducing their sugar intake. Further, the company has begun to endure increasing pricing pressure from its largest peer, Pepsi-Schweppes, despite what should be an attractive market duopoly. These factors have caused multiple reductions in guidance from a well-respected management team. In the case of Thailand, television operator BEC World and oil and gas major PTT Public stuttered. Whilst much of this weakness can be attributed to the political turmoil that is underway with a military coup looking ever more likely, stock-specific factors were also to blame. BEC World has suffered from the threat of increasing competition as the free-to-air operator will have to contend with digital television peers from 2015. For PTT, there has been increasing regulatory uncertainty over previously mooted price reforms that would have helped to reduce subsidy burdens for the company.

During the fourth quarter, we made some small changes to the portfolio, adding New Zealand pay T.V. operator SKY Network Television. The company is essentially a monopoly business that generates very healthy returns and cash flow. Further, we believe that there is still attractive growth available for the company through new subscriber growth and also via existing subscribers as they trade up to high-definition channels and their MYSKY digital video recording offerings. Despite this, we were able to purchase the stock at an appealing 4.5% dividend yield. This purchase was funded by the sale of Chinese composite insurer China Pacific Insurance Company and Thai property developer Land & Houses.

Looking toward 2014, many obstacles can be seen on the horizon as the macroeconomic issues of 2013 persist. As time progresses we will no doubt better understand the commitment of both Abe and the BOJ to such a large and arguably risky monetary experiment, with the upcoming year being key to understanding whether wage inflation will actually come to fruition from such policies. Further, during the year of the horse on the Chinese lunar calendar—China will need to make some headway down its path of reform. The Communist Party has aspirations to encourage markets to play a more active role in resource allocation, increase private investment into state-owned entities, and liberalize the capital account and interest rates, amongst other things, by 2020. Progress in these aims whilst also managing an ever-expanding debt pile and still producing economic growth, will be critical for the region at large. Such an environment will no doubt prove volatile, but some comfort should be taken from valuations that look fairly attractive at about 13x forward earnings* and 1.7x book value (for the Asia Pacific ex Japan universe as defined by FactSet). In addition, these are even more interesting when viewed in relation to U.S. market valuations or cyclically adjusted price-to-earnings ratios. During these more volatile times, the Fund will keep trying to strike a balance between risk and return, long-term growth and current income, maintaining a keen eye on capital preservation.

*  Forward earnings are calculated by dividing market price per share by expected earnings per share.

14 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  December 31, 2013

Schedule of Investmentsa

COMMON EQUITIES: 80.3%

	Shares	Value
CHINA/HONG KONG: 22.2%
AIA Group, Ltd.	29,573,600	$148,858,357
Jardine Matheson Holdings, Ltd.	2,402,000	125,648,620
CLP Holdings, Ltd.	11,771,700	93,106,549
HSBC Holdings PLC ADR	1,679,433	92,587,141
China Mobile, Ltd. ADR	1,555,700	81,347,553
Vitasoy International Holdings, Ltd.†	51,771,000	79,825,797
Hang Lung Properties, Ltd.	24,970,920	79,155,040
VTech Holdings, Ltd.	5,860,700	76,128,415
Television Broadcasts, Ltd.	10,328,300	69,182,993
CITIC Telecom International Holdings, Ltd.†	191,298,250	61,589,634
Cafe' de Coral Holdings, Ltd.	18,352,000	59,228,216
China Pacific Insurance Group Co., Ltd. H Shares	1,983,600	7,803,207
Total China/Hong Kong		974,461,522
SINGAPORE: 14.3%
Singapore Technologies Engineering, Ltd.	48,017,125	150,677,772
Keppel Corp., Ltd.	12,825,900	113,730,196
United Overseas Bank, Ltd.	6,487,000	109,183,312
Ascendas REIT	53,925,000	94,009,271
SIA Engineering Co., Ltd.	18,588,000	74,531,701
ARA Asset Management, Ltd.	31,219,210	46,014,288
Singapore Post, Ltd.	38,209,000	40,118,012
Total Singapore		628,264,552
JAPAN: 7.8%
Japan Tobacco, Inc.	3,264,600	106,226,032
Lawson, Inc.	1,333,600	99,801,213
Hisamitsu Pharmaceutical Co., Inc.	1,515,200	76,354,429
Japan Real Estate Investment Corp., REIT	11,180	59,813,740
Total Japan		342,195,414
MALAYSIA: 7.3%
AMMB Holdings BHD	56,073,200	123,941,373
Genting Malaysia BHD	75,188,700	100,542,362
Axiata Group BHD	29,634,423	62,426,353
Telekom Malaysia BHD	20,245,551	34,304,017
British American Tobacco Malaysia BHD	85,300	1,669,802
Total Malaysia		322,883,907
AUSTRALIA: 6.9%
Orica, Ltd.	4,431,561	94,412,291
Coca-Cola Amatil, Ltd.	6,909,102	74,214,471
Woolworths, Ltd.	2,378,518	71,889,668
CSL, Ltd.	1,044,381	64,306,901
Total Australia		304,823,331
SOUTH KOREA: 5.0%
GS Home Shopping, Inc.	298,935	87,545,794
KT&G Corp.	1,104,197	78,399,175
S1 Corp.	771,922	55,062,286
Total South Korea		221,007,255
	Shares	Value
TAIWAN: 4.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	20,673,187	$73,180,037
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,558,724	62,064,147
Chunghwa Telecom Co., Ltd. ADR	1,277,525	39,552,174
Total Taiwan		174,796,358
THAILAND: 3.9%
PTT Public Co., Ltd.	8,719,200	76,049,537
BEC World Public Co., Ltd.	30,807,800	47,491,896
Glow Energy Public Co., Ltd.	21,887,400	47,092,736
Total Thailand		170,634,169
INDONESIA: 2.6%
PT Perusahaan Gas Negara Persero	159,343,000	58,735,871
PT Telekomunikasi Indonesia Persero ADR	1,544,000	55,352,400
Total Indonesia		114,088,271
UNITED KINGDOM: 1.8%
BHP Billiton PLC	2,588,378	80,109,924
Total United Kingdom		80,109,924
PHILIPPINES: 1.7%
Globe Telecom, Inc.	2,065,510	76,467,848
Total Philippines		76,467,848
NEW ZEALAND: 1.5%
Sky Network Television, Ltd.	13,327,439	64,009,393
Total New Zealand		64,009,393
VIETNAM: 1.3%
Vietnam Dairy Products JSC	9,093,802	58,196,884
Total Vietnam		58,196,884
TOTAL COMMON EQUITIES		3,531,938,828
(Cost $2,844,124,815)

PREFERRED EQUITIES: 5.8%

SOUTH KOREA: 5.8%
Hyundai Motor Co., Ltd., Pfd.	673,649	80,329,555
Hyundai Motor Co., Ltd., 2nd Pfd.	612,366	76,239,504
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	515,311	70,005,766
LG Household & Health Care, Ltd., Pfd.	121,855	26,464,984
Total South Korea		253,039,809
TOTAL PREFERRED EQUITIES		253,039,809
(Cost $79,401,075)

matthewsasia.com | 800.789.ASIA 15

Matthews Asian Growth and Income Fund  December 31, 2013

Schedule of Investmentsa (continued)

CONVERTIBLE CORPORATE BONDS: 11.5%

	Face Amount*		Value
CHINA/HONG KONG: 7.3%
China Petroleum & Chemical Corp. (Sinopec), Cnv. 0.000%, 04/24/14	HKD	676,210,000	$104,950,638
Hong Kong Exchanges and Clearing, Ltd., Cnv. 0.500%, 10/23/17		96,000,000	102,000,000
Power Regal Group, Ltd., Cnv. 2.250%, 06/02/14	HKD	234,020,000	53,221,344
Hengan International Group Co., Ltd., Cnv. 0.000%, 06/27/18	HKD	265,000,000	36,225,062
PB Issuer No. 2, Ltd., Cnv. 1.750%, 04/12/16		21,820,000	23,227,390
Total China/Hong Kong			319,624,434
INDIA: 2.3%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14		56,200,000	60,162,100
Larsen & Toubro, Ltd., Cnv. 3.500%, 10/22/14		41,200,000	41,282,400
Total India			101,444,500
SINGAPORE: 1.9%
CapitaLand, Ltd., Cnv. 1.950%, 10/17/23	SGD	110,250,000	86,054,321
Total Singapore			86,054,321
TOTAL CONVERTIBLE CORPORATE BONDS			507,123,255
(Cost $496,489,436)
TOTAL INVESTMENTS: 97.6%			4,292,101,892
(Cost $3,420,015,326b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.4%			106,701,918
NET ASSETS: 100.0%			$4,398,803,810

a  Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b  Cost for federal income tax purposes is $3,446,146,834 and net unrealized appreciation consists of:

Gross unrealized appreciation	$944,534,220
Gross unrealized depreciation	(98,579,162)
Net unrealized appreciation	$845,955,058

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

*  All values are in USD unless otherwise noted.

ADR  American Depositary Receipt

BHD  Berhad

Cnv.  Convertible

HKD  Hong Kong Dollar

JSC  Joint Stock Co.

Pfd.  Preferred

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

USD  U.S. Dollar

See accompanying notes to financial statements.

16 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Yu Zhang, CFA

Lead Manager

Robert Horrocks, PhD

Lead Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$15.60	$15.59
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.06%	0.93%

Portfolio Statistics

Total # of Positions	61
Net Assets	$5.8 billion
Weighted Average Market Cap	$27.7 billion
Portfolio Turnover	14.06%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities.

1  Actual 2013 expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Dividend Fund*

Portfolio Manager Commentary

For the year ending December 31, 2013, the Matthews Asia Dividend Fund rose 11.27% (Investor Class) and 11.43% (Institutional Class) while its benchmark, the MSCI All Country Asia Pacific Index, rose 12.19%. For the fourth quarter of the year, the Fund returned 0.18% (Investor Class) and 0.22% (Institutional Class) versus 2.31% for the Index.

The Fund began 2013 with a share price of US$14.58, and shareholders who were invested throughout the year would have received income distributions totaling approximately 60.39 cents per share (Investor Class), or 4.14%.

Two main narratives drove the Asia Pacific equity markets in 2013: the resurgence of Japan and decisions by the U.S. Federal Reserve over tapering its quantitative easing policies. In May, initial comments by the Federal Reserve rattled global equity markets. For Asia, such concerns over tapering were intensified by the fact that many emerging Asian economies were already experiencing an economic slowdown and China was seeing its GDP growth rate moderate further. Other emerging economies in the region—especially those with weak current accounts and those reliant on external funding, such as India and Indonesia—saw an aggressive sell-off of their currencies. Investors viewed those markets as vulnerable to foreign capital withdrawal. As a result, the Indonesian rupiah ended the year down 20% while the Indian rupee showed a 11% decline. As the tapering debate continued for much of the year, equity markets in emerging Asia demonstrated rather subdued performance in U.S. dollar terms—even as markets held up in local currency terms.

Japan's equity market, on the other hand, staged an impressive bull-market rally in 2013—up about 54% in local currency terms and trouncing all other Asian markets. The bold economic policies promoted by the Prime Minister Shinzo Abe, dubbed "Abenomics," have been credited for pulling Japan out of its two decades of deflation and appears to be reviving its economy. The Bank of Japan, under the lead of a new governor installed by the Abe government, launched a US$1.4 trillion quantitative easing program, devaluing Japan's yen. Whether "Abenomics" can lead to a sustainable improvement of Japan's GDP trend growth rate is still unclear. However, an asset reflation theme backed by ultra-easy monetary policy led to a rally in risk assets, such as equities.

During the year, the Fund continued to take a cautious view on some of the traditionally stable, high dividend yielders. We felt that the compressed yield on offer from names which had been bid up aggressively by yield-seeking investors would not offer a sufficient margin of safety. As a result, the Fund reduced its weighting in utilities. We took profits on Cheung Kong Infrastructure and also trimmed our exposure to real estate investment trusts.

Since 2012, the Fund has invested in companies that may have a relatively modest current dividend payout, but have a much better dividend growth outlook. While the debate over U.S. Federal Reserve tapering disrupted Asian markets in 2013, investors should not overlook another important implication of tapering: a sustainable U.S. economic recovery would benefit Asian exporters. In such a scenario, cyclical companies could enjoy certain tailwinds in their business operations. During the fourth quarter, the Fund

*  Closed to most new investors as of June 14, 2013.

(continued)

matthewsasia.com | 800.789.ASIA 17

PERFORMANCE AS OF DECEMBER 31, 2013

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MAPIX)	0.18%	11.27%	6.79%	17.16%	10.77%	10/31/06
Institutional Class (MIPIX)	0.22%	11.43%	6.90%	n.a.	7.49%	10/29/10
MSCI AC Asia Pacific Index[3]	2.31%	12.19%	3.77%	12.55%	3.58%[4]
Lipper Pacific Region Funds Category Average[5]	0.68%	9.24%	4.28%	13.36%	4.23%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2013					2012
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAPIX)	$0.14	$0.13	$0.12	$0.22	$0.61	$0.06	$0.14	$0.13	$0.23	$0.56
Institutional (MIPIX)	$0.14	$0.14	$0.12	$0.22	$0.62	$0.06	$0.14	$0.13	$0.23	$0.56

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.71% (Investor Class) 1.86% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/13, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.02%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 10/31/06.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
ORIX Corp.	Financials	Japan	5.0%
ITOCHU Corp.	Industrials	Japan	4.0%
Japan Tobacco, Inc.	Consumer Staples	Japan	3.5%
China Mobile, Ltd.	Telecommunication Services	China/Hong Kong	3.4%
HSBC Holdings PLC	Financials	China/Hong Kong	3.3%
Ansell, Ltd.	Health Care	Australia	3.1%
Dongfeng Motor Group Co., Ltd.	Consumer Discretionary	China/Hong Kong	2.8%
Pigeon Corp.	Consumer Staples	Japan	2.5%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	2.4%
Primary Health Care, Ltd.	Health Care	Australia	2.4%
% OF ASSETS IN TOP TEN			32.4%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

18 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

Portfolio Manager Commentary (continued)

initiated positions in a few Chinese small- and mid-cap names, including department store operator Springland International and financial leasing firm Far East Horizon. Despite the modest dividend payout for some of these firms, we believe their underlying businesses are well-positioned to deliver better dividend growth.

Not surprisingly, the Fund's Japanese holdings were the top performance contributors in 2013. Holdings, such as ORIX and Pigeon, saw significant appreciation in their share prices, as they continued to deliver solid operational results. In the past, Japan has helped to limit draw-downs when Asia's markets have fallen hard. Japan also is an increasingly interesting economy in which to scout for good dividend growers due to improving shareholder return policies among Japanese firms. If inflation becomes persistent, excess cash on balance sheets may be seen as less attractive. Instead, companies could be incentivized to either reinvest in their business, or pay out more dividends to shareholders.

As Japan's macroeconomic outlook turns more positive, the Fund's investment process in Japan remains very much driven by a bottom-up approach. We used the market rally early in the year as an opportunity to exit some Japanese holdings whose strong stock price had, in our view, run ahead of the potential for improvement in business fundamentals. During the course of the year, we also initiated positions in several Japanese companies that have strong business fundamentals, improving shareholder return policies and attractive valuations. During the fourth quarter, we added Japanese information technology firm Hoya. The firm is currently transitioning its focus from IT components to life sciences and medical device products. This shift may position Hoya for better earnings stability and potential growth. Hoya has a net-cash balance sheet and also generates very strong free cash flow. It therefore has a potential to pay higher dividends and/or buy back shares.

During the year, the top detractors to Fund performance were China Shenhua Energy and United Tractors, mainly due to a depressed coal price. However, both of these companies have a dominant market share and have more diversified businesses than their competitors, making their earnings more resilient. With valuation becoming cheaper, we believe the risk-reward proposition remains attractive. During the fourth quarter, the Fund exited QBE Group, the Australian general insurance company, after the company issued another earnings downgrade and disclosed a sizeable goodwill write-off in its North America operations. While QBE's business should benefit from rising interest rates and a weakening Australian dollar, our initial assessment on QBE's global operations, complicated by its past acquisition-led growth strategy, proved to be wrong. As the company is focusing on repairing its balance sheet, it no longer meets our dividend growth requirement.

Looking ahead into 2014, many uncertainties remain in Asia. In addition, a U.S. monetary regime change poses another challenge to dividend investors globally. However, as bottom-up, patient and long-term investors, we remain optimistic on Asia's dividend growth outlook. The Fund's total-return approach has offered us flexibility to better position the portfolio for a potentially rising interest rate environment. The sell-off in emerging Asia has also opened up opportunities to own quality businesses at attractive valuations. We believe that Asia continues to represent some of the most exciting opportunities for investors looking for both attractive dividend yield and a robust dividend growth.

COUNTRY ALLOCATION (%)7

China/Hong Kong	33.0
Japan	25.0
Australia	8.8
Singapore	7.6
Taiwan	5.7
Indonesia	5.5
South Korea	4.5
Malaysia	2.2
India	1.8
Thailand	1.5
Philippines	1.0
Vietnam	0.8
Cash and Other Assets, Less Liabilities	2.6

SECTOR ALLOCATION (%)

Consumer Staples	20.3
Financials	18.4
Consumer Discretionary	18.4
Industrials	11.3
Telecommunication Services	8.8
Health Care	8.2
Information Technology	3.8
Materials	3.5
Utilities	2.5
Energy	2.2
Cash and Other Assets, Less Liabilities	2.6

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	63.8
Mid Cap ($1B–$5B)	27.3
Small Cap (under $1B)	6.3
Cash and Other Assets, Less Liabilities	2.6

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 19

Matthews Asia Dividend Fund  December 31, 2013

Schedule of Investmentsa

COMMON EQUITIES: 95.0%

	Shares	Value
CHINA/HONG KONG: 33.0%
China Mobile, Ltd. ADR	3,713,600	$194,184,144
HSBC Holdings PLC ADR	3,451,391	190,275,186
Dongfeng Motor Group Co., Ltd. H Shares	101,940,000	160,094,507
Shenzhou International Group Holdings, Ltd.	37,691,000	141,735,717
China Shenhua Energy Co., Ltd. H Shares	40,491,500	128,146,013
Television Broadcasts, Ltd.	18,932,500	126,817,289
Minth Group, Ltd.†	59,807,000	124,452,171
Yum! Brands, Inc.	1,594,000	120,522,340
Jiangsu Expressway Co., Ltd. H Shares†	75,782,000	93,135,739
Guangdong Investment, Ltd.	92,676,000	90,664,779
Haitian International Holdings, Ltd.	37,823,000	85,456,967
Greatview Aseptic Packaging Co., Ltd.†	107,945,000	63,810,998
Xingda International Holdings, Ltd. H Shares†	104,704,000	62,653,697
Springland International Holdings, Ltd.	115,950,000	59,662,445
Cheung Kong Holdings, Ltd.	3,678,000	58,188,816
Yuexiu Transport Infrastructure, Ltd.†	110,490,000	57,917,162
Cafe' de Coral Holdings, Ltd.	16,750,000	54,058,011
The Link REIT	10,597,000	51,396,072
Far East Horizon, Ltd.	54,138,000	46,362,746
Total China/Hong Kong		1,909,534,799
JAPAN: 25.0%
ORIX Corp.	16,347,200	287,250,869
ITOCHU Corp.	18,693,000	231,094,785
Japan Tobacco, Inc.	6,270,700	204,040,795
Pigeon Corp.†	3,003,600	145,673,254
Suntory Beverage & Food, Ltd.	4,148,300	132,339,546
Hoya Corp.	4,116,600	114,490,441
Toyo Suisan Kaisha, Ltd.	3,370,000	101,237,427
NTT DoCoMo, Inc.	4,425,000	72,863,313
Miraca Holdings, Inc.	1,326,500	62,579,359
Lawson, Inc.	815,100	60,998,777
EPS Corp.†	29,184	38,281,342
Total Japan		1,450,849,908
AUSTRALIA: 8.8%
Ansell, Ltd.†	9,815,000	181,147,416
Primary Health Care, Ltd.†	31,495,465	139,204,921
Coca-Cola Amatil, Ltd.	11,229,895	120,626,489
Breville Group, Ltd.†	8,427,453	67,196,888
Total Australia		508,175,714
SINGAPORE: 7.6%
Singapore Technologies Engineering, Ltd.	30,906,000	96,983,050
United Overseas Bank, Ltd.	5,669,000	95,415,476
Ascendas REIT	43,912,000	76,553,271
CapitaRetail China Trust, REIT†	50,392,400	53,109,784
ARA Asset Management, Ltd.	29,964,660	44,165,195
Super Group, Ltd.	14,023,000	42,226,237
Ascendas India Trust†	55,065,000	29,671,699
Total Singapore		438,124,712
	Shares	Value
TAIWAN: 5.7%
Chunghwa Telecom Co., Ltd. ADR	4,164,401	$128,929,855
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,005,040	69,847,898
St. Shine Optical Co., Ltd.	1,911,000	54,566,108
Johnson Health Tech Co., Ltd.†	17,014,539	44,415,291
TXC Corp.	14,239,524	17,247,867
Taiwan Semiconductor Manufacturing Co., Ltd.	4,646,469	16,447,816
Total Taiwan		331,454,835
INDONESIA: 5.5%
PT Indofood Sukses Makmur	203,052,000	110,347,094
PT United Tractors	59,840,000	93,666,352
PT Perusahaan Gas Negara Persero	142,302,000	52,454,340
PT Telekomunikasi Indonesia Persero ADR	795,834	28,530,649
PT Telekomunikasi Indonesia Persero	159,556,000	28,239,641
PT Bank Rakyat Indonesia Persero	6,846,500	4,092,294
Total Indonesia		317,330,370
MALAYSIA: 2.2%
AMMB Holdings BHD	57,950,000	128,089,757
Total Malaysia		128,089,757
SOUTH KOREA: 2.1%
KT&G Corp.	1,707,000	121,198,837
Total South Korea		121,198,837
INDIA: 1.8%
Tata Motors, Ltd. DVR A Shares	33,695,515	104,891,624
Titan Co., Ltd.	627,643	2,328,738
Total India		107,220,362
THAILAND: 1.5%
Thai Beverage Public Co., Ltd.	207,530,000	88,803,994
Total Thailand		88,803,994
PHILIPPINES: 1.0%
Globe Telecom, Inc.	1,503,820	55,673,358
Total Philippines		55,673,358
VIETNAM: 0.8%
Vietnam Dairy Products JSC	7,423,510	47,507,649
Total Vietnam		47,507,649
TOTAL COMMON EQUITIES		5,503,964,295
(Cost $4,616,964,392)

20 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund  December 31, 2013

Schedule of Investmentsa (continued)

PREFERRED EQUITIES: 2.4%

	Shares	Value
SOUTH KOREA: 2.4%
LG Chem, Ltd., Pfd.	949,641	$138,156,493
Total South Korea		138,156,493
TOTAL PREFERRED EQUITIES		138,156,493
(Cost $83,412,440)
TOTAL INVESTMENTS: 97.4%		5,642,120,788
(Cost $4,700,376,832b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.6%		151,783,145
NET ASSETS: 100.0%		$5,793,903,933

a  Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b  Cost for federal income tax purposes is $4,869,616,106 and net unrealized appreciation consists of:

Gross unrealized appreciation	$958,585,482
Gross unrealized depreciation	(186,080,800)
Net unrealized appreciation	$772,504,682

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

DVR  Differential Voting Right

JSC  Joint Stock Co.

Pfd.  Preferred

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 21

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGER

Yu Zhang, CFA

Lead Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$13.74	$13.74
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.24%	1.08%
After Fee Waiver, Reimbursement and Recapture[2]	1.34%	n.a.

Portfolio Statistics

Total # of Positions	38
Net Assets	$150.8 million
Weighted Average Market Cap	$19.2 billion
Portfolio Turnover	20.52%[3]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund may also invest in convertible debt and equity securities.

1  Actual 2013 expense ratios.

2  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2014 to the extent needed to limit total annual operating expenses to 1.50%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waivers and expense reimbursements may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

3  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Dividend Fund

Portfolio Manager Commentary

For the year ending December 31, 2013, the Matthews China Dividend Fund gained 13.35% (Investor Class) and 13.72% (Institutional Class), outperforming its benchmark, the MSCI China Index, which returned 3.96%. For the fourth quarter of the year, the Fund rose 5.69% (Investor Class) and 5.70% (Institutional Class) versus 3.81% for the Index.

In 2013, China's equity markets remained challenging and equity performance was poorer compared to other regional markets in Asia, amid much market volatility. The market experienced sharp downside volatility in both June and in December, triggered by a liquidity crunch. While China's markets recovered swiftly on both occasions once its central bank provided funding relief, these two incidents highlighted a key question regarding the Chinese equity market: do Beijing's policymakers have sufficient willingness and ability to rein in the excessive credit expansion seen since 2009 while at the same time managing a soft landing of its economy? In addition, can China's financial system withstand such deleveraging efforts without suffering systemic problems? As the Chinese equity market as a whole continued to be de-rated much pessimism was built into the market.

The Fund's small- and mid-capitalization holdings delivered the biggest contributions to Fund performance during the year. Among the top five individual contributors, four were mid- to small-cap names with market capitalizations of less than US$5 billion. These included Haitian International, a manufacturer of plastic injection molding machines; Minth Group, an auto parts firm; St. Shine Optical, a contact lens manufacturer; and Sporton International of Taiwan, an electronic product testing service provider. While these companies work in very different industries that face disparate business dynamics, they exhibit some common attributes: leading market positions within their respective industries; strong balance sheets; cash flow-generative business models; and relatively concentrated shareholding structures with original founders still retaining a large stake in the listed company. The first three attributes help support what we categorize as a company's ability to pay dividends. The fourth crucial attribute is that they provide the incentives for paying dividends, or what we often describe as a company's willingness to pay dividends. The rationale being that the main shareholder, or founder, is self-motivated to exact cash flow from the listed company in the form of dividends. Despite the growth nature of their underlying businesses, these four companies either already had a significant dividend payout in place, or had been steadily growing the proportion of earnings paid out in dividends.

At the sector level, the Fund's holdings in industrials and consumer discretionary, both cyclical sectors, were top performance contributors. The Fund's low exposure to mainland Chinese banks and residential real estate developers also contributed positively to the Fund's relative performance. In November, the Communist Party held its Third Plenum meeting, which outlined a blueprint for many highly anticipated reforms, such as financial sector reform. Some planned initiatives include the establishment of a deposit insurance program, liberalizing bank deposit rates, curbing irregularities in trust products and wealth management products, and allowing private players to enter China's banking industry. If implemented successfully, these changes could meaningfully improve China's financial system. We continue to be cautious over the long-term

(continued)

22 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2013

			Average Annual Total Returns
	3 Months	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MCDFX)	5.69%	13.35%	7.42%	11.26%	11/30/09
Institutional Class (MICDX)	5.70%	13.72%	7.65%	8.53%	10/29/10
MSCI China Index[3]	3.81%	3.96%	1.52%	2.40%[4]
Lipper China Region Funds Category Average[5]	6.52%	11.73%	1.35%	5.14%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2013			2012
	June	December	Total	June	December	Total
Investor (MCDFX)	$0.18	$0.05	$0.23	$0.22	0.23	$0.45
Institutional (MICDX)	$0.20	$0.06	$0.26	$0.23	0.25	$0.48

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.79% (Investor Class) 1.84% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/13, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.24%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 11/30/09.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Minth Group, Ltd.	Consumer Discretionary	3.9%
Dongfeng Motor Group Co., Ltd.	Consumer Discretionary	3.7%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	3.6%
Guangdong Investment, Ltd.	Utilities	3.5%
Haitian International Holdings, Ltd.	Industrials	3.5%
HSBC Holdings PLC	Financials	3.4%
Shanghai Jinjiang International Hotels Development Co., Ltd.	Consumer Discretionary	3.3%
China Shenhua Energy Co., Ltd.	Energy	3.2%
Springland International Holdings, Ltd.	Consumer Discretionary	3.2%
Sporton International, Inc.	Industrials	3.1%
% OF ASSETS IN TOP TEN		34.4%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 23

COUNTRY ALLOCATION (%)7

China/Hong Kong	76.4
Taiwan	15.8
Singapore	2.4
Cash and Other Assets, Less Liabilities	5.4

SECTOR ALLOCATION (%)

Consumer Discretionary	32.1
Industrials	17.7
Financials	13.2
Health Care	7.5
Consumer Staples	5.3
Telecommunication Services	4.9
Information Technology	4.3
Utilities	3.5
Energy	3.2
Materials	2.9
Cash and Other Assets, Less Liabilities	5.4

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	30.9
Mid Cap ($1B–$5B)	35.9
Small Cap (under $1B)	27.8
Cash and Other Assets, Less Liabilities	5.4

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Dividend Fund

Portfolio Manager Commentary (continued)

growth prospects for Chinese banks as their profit margins are likely to be squeezed further amid industry deregulation. However, potential investment opportunities could emerge within both banking and non-banking financial industries.

During the year, the Fund further increased its overweight position in the consumer discretionary sector by adding several companies that we believe may enjoy the long-term benefits of China's shift toward an economic growth model, which places more emphasis on consumption-led growth. We also trimmed our exposure in energy-related companies. During the fourth quarter, we added Airmate International, a Taiwanese home appliance maker of products such as electric fans, heaters and air purifiers, which has its entire operations based in mainland China. Traditionally an original equipment manufacturer supplier with an overseas export focus, Airmate has rapidly increased its own-branded business and now sells directly within mainland China. We were impressed by Airmate's product quality and management caliber during visits to its production base. We believe the company may have just begun to scratch the surface of its potential market size in China as it continues to expand its product portfolio. The management team and insiders own a significant stake in the company and we believe dividends should also track its business growth.

During the year, Yantai Changyu Pioneer Wine and China Shenhua Energy were the largest performance detractors. Depressed coal prices continued to hurt Shenhua Energy's coal mining business, as it is the largest coal company in China. Yantai Changyu Pioneer Wine—a firm that distills, produces and distributes products including wine, brandy and sparkling wine—saw its grape wine sales slump amid a government campaign in China to curb official spending on excesses and battle corruption, which tempered demand for wine consumption. While both firms face strong headwinds in their underlying businesses, each company still represents a quality franchise. As valuations have come off aggressively, we believe the current risk-reward opportunities remain attractive.

Looking ahead, 2014 may be a pivotal year for China's economic reform. How much Beijing's new leadership can successfully implement its bold reform agenda will be closely watched by all investors. We believe Chinese equities are attractively priced at the moment. From a total-return perspective we remain convinced that despite its headline risk, China is a fertile ground for dividend investors looking for both attractive dividend yields and robust dividend growth.

24 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund  December 31, 2013

Schedule of Investmentsa

COMMON EQUITIES: 94.6%

	Shares	Value
CONSUMER DISCRETIONARY: 32.1%
Hotels, Restaurants & Leisure: 8.4%
Shanghai Jinjiang International Hotels Development Co., Ltd. B Shares	3,121,990	$4,962,565
Yum! Brands, Inc.	58,800	4,445,868
Cafe' de Coral Holdings, Ltd.	1,006,000	3,246,708
		12,655,141
Auto Components: 6.0%
Minth Group, Ltd.	2,858,000	5,947,202
Xingda International Holdings, Ltd. H Shares	5,108,000	3,056,570
		9,003,772
Automobiles: 3.7%
Dongfeng Motor Group Co., Ltd. H Shares	3,580,000	5,622,310
Textiles, Apparel & Luxury Goods: 3.6%
Shenzhou International Group Holdings, Ltd.	1,431,000	5,381,226
Multiline Retail: 3.2%
Springland International Holdings, Ltd.	9,322,000	4,796,665
Media: 2.9%
Television Broadcasts, Ltd.	646,600	4,331,180
Household Durables: 2.6%
Airmate Cayman International Co., Ltd.	1,418,000	3,968,030
Leisure Equipment & Products: 1.7%
Johnson Health Tech Co., Ltd.	1,018,953	2,659,907
Total Consumer Discretionary		48,418,231
INDUSTRIALS: 17.7%
Machinery: 3.5%
Haitian International Holdings, Ltd.	2,339,000	5,284,717
Transportation Infrastructure: 3.1%
Yuexiu Transport Infrastructure, Ltd.	4,874,000	2,554,876
Jiangsu Expressway Co., Ltd. H Shares	1,752,000	2,153,200
		4,708,076
Professional Services: 3.1%
Sporton International, Inc.	1,013,030	4,673,667
Road & Rail: 2.9%
Guangshen Railway Co., Ltd. H Shares	7,710,000	3,579,014
Guangshen Railway Co., Ltd. ADR	32,900	759,990
		4,339,004
Electrical Equipment: 2.6%
Boer Power Holdings, Ltd.	4,225,000	3,888,797
Air Freight & Logistics: 2.5%
Shenzhen Chiwan Petroleum B Shares	1,861,968	3,829,505
Total Industrials		26,723,766
	Shares	Value
FINANCIALS: 13.2%
Real Estate Investment Trusts: 4.6%
CapitaRetail China Trust, REIT	3,370,800	$3,552,569
Yuexiu, REIT	4,117,000	2,008,647
The Link REIT	273,000	1,324,066
		6,885,282
Commercial Banks: 3.4%
HSBC Holdings PLC ADR	91,600	5,049,908
Diversified Financial Services: 2.8%
Far East Horizon, Ltd.	4,972,000	4,257,926
Real Estate Management & Development: 2.4%
Cheung Kong Holdings, Ltd.	229,000	3,622,958
Total Financials		19,816,074
HEALTH CARE: 7.5%
Health Care Equipment & Supplies: 5.0%
Pacific Hospital Supply Co., Ltd.	1,313,000	4,370,279
St. Shine Optical Co., Ltd.	108,811	3,106,956
		7,477,235
Pharmaceuticals: 2.5%
Tianjin ZhongXin Pharmaceutical Group Corp., Ltd. S Shares	3,571,000	3,856,680
Total Health Care		11,333,915
CONSUMER STAPLES: 5.3%
Food Products: 2.8%
Vitasoy International Holdings, Ltd.	2,744,000	4,230,978
Beverages: 2.5%
Yantai Changyu Pioneer Wine Co., Ltd. B Shares	1,131,747	3,765,533
Total Consumer Staples		7,996,511
TELECOMMUNICATION SERVICES: 4.9%
Wireless Telecommunication Services: 2.5%
China Mobile, Ltd. ADR	71,130	3,719,388
Diversified Telecommunication Services: 2.4%
Chunghwa Telecom Co., Ltd. ADR	119,404	3,696,748
Total Telecommunication Services		7,416,136
INFORMATION TECHNOLOGY: 4.3%
Internet Software & Services: 2.6%
Pacific Online, Ltd.	8,139,000	3,908,848
Semiconductors & Semiconductor Equipment: 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	424,000	1,500,897
Software: 0.7%
Boyaa Interactive International, Ltd.[b]	1,088,000	1,116,862
Total Information Technology		6,526,607

matthewsasia.com | 800.789.ASIA 25

Matthews China Dividend Fund  December 31, 2013

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
UTILITIES: 3.5%
Water Utilities: 3.5%
Guangdong Investment, Ltd.	5,402,000	$5,284,768
Total Utilities		5,284,768
ENERGY: 3.2%
Oil, Gas & Consumable Fuels: 3.2%
China Shenhua Energy Co., Ltd. H Shares	1,524,000	4,823,099
Total Energy		4,823,099
MATERIALS: 2.9%
Containers & Packaging: 2.9%
Greatview Aseptic Packaging Co., Ltd.	7,278,000	4,302,343
Total Materials		4,302,343
TOTAL INVESTMENTS: 94.6%		142,641,450
(Cost $125,883,735c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 5.4%		8,112,975
NET ASSETS: 100.0%		$150,754,425

a  Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $126,321,354 and net unrealized appreciation consists of:

Gross unrealized appreciation	$21,347,977
Gross unrealized depreciation	(5,027,881)
Net unrealized appreciation	$16,320,096

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.
26 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Kenneth Lowe, CFA
Lead Manager
J. Michael Oh, CFA	Sharat Shroff, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAFSX	MIFSX
CUSIP	577125701	577125800
Inception	4/30/13	4/30/13
NAV	$9.66	$9.66
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	3.50%	3.32%
After Fee Waiver and Reimbursement[2]	1.92%	1.75%
After Voluntary Fee Waiver and Expense Reimbursement[3]	1.71%	1.50%

Portfolio Statistics

Total # of Positions	31
Net Assets	$8.4 million
Weighted Average Market Cap	$45.5 billion
Portfolio Turnover	16.23%[4]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

1  Actual 2013 expense ratios.

2  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2015 to the extent needed to limit Total Annual Fund Operating Expenses to 1.75% for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. Because certain expenses of the Investor Class are higher than the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 1.75%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waivers and expense reimbursements may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

3  Matthews has also agreed to waive fees and reimburse additional expenses for the Institutional Class of the Fund on a voluntary basis if its expense ratio exceeds 1.50%. Furthermore, any amounts voluntarily waived by Matthews in respect of the Institutional Class, excluding any voluntary waiver of class-specific shareholder servicing fees, may also be waived for the Investor Class. These voluntary waivers and/or reimbursements may be terminated at any time in the sole and absolute discretion of Matthews, subject to prior notice to the Board of Trustees.

4  The Fund commenced operations on April 30, 2013. The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Focus Fund

Portfolio Manager Commentary

The Matthews Asia Focus Fund was launched on April 30, 2013. For the period ending December 31, 2013, the Fund declined –2.63% (Investor class) and –2.48% (Institutional Class) whilst its benchmark, the MSCI All Country Asia ex Japan Index gained 1.97% over that time period. For the fourth quarter of the year, the Fund returned 1.96% (Investor Class) and 2.11% (Institutional class) versus 3.42% for the Index.

Despite the Fund's relatively short existence, it has already witnessed multiple policy and political changes and fears that have driven markets globally. Broadly speaking, 2013 can be viewed as a year of thematics, including the start of tapering by the Federal Reserve in the U.S.; "Abenomics" in Japan; the renewed promise of reform in China; and political wrangling in countries such as India and Thailand. During the year, all of these factors have meaningfully impacted global equity markets in one way or another, making short-term performance somewhat challenging for bottom-up stock pickers such as ourselves. The "taper tantrum" in particular helped spark outperformance of more export-oriented and superficially cheaper North Asian markets, such as South Korea and China, against the more volatile and externally funded economies of South Asia, whose markets have lagged badly. This is particularly true in U.S. dollar terms as certain currencies such as the Indonesian rupiah, Thai baht and the Indian rupee dropped double-digit percentage points against the dollar.

Amid the backdrop of volatility, it is no wonder that the largest detractor to performance for the Fund during the course of the year was through movements in exchange rates. In particular, the 25% drop in the Indonesian rupiah and 14% drop in Australian dollar were challenging for the Fund. In the former's case, the tighter liquidity conditions from U.S. tapering and the ensuing increase in cost of capital caused some investors to panic and withdraw their funds from the market. This caused a troubling fallout as Indonesia remains a country that requires external capital to function due to its current account and fiscal deficits. Our holding in Bank Rakyat Indonesia, the country's largest micro-financier, was particularly impacted by this as rate-sensitive stocks sold off with Bank Indonesia raising interest rates in an attempt to counter these outflows and protect the currency. Despite a large drop in the company's share price, we remain comfortable holders of this stock as we believe that whilst Indonesia's macroeconomic landscape may have its challenges, the company will remain strong and deliver resilient loan growth, net interest margins and asset quality. Furthermore, it is in the enviable position of having best-in-class capital and liquidity metrics. Australia, on the other hand, had seen a very large appreciation in its currency during the last decade due to its mining boom and a healthy domestic economy. More recently, however, it has seen some of this reverse as these two factors have slowed.

During the year, one of the largest detractors to performance came from our position in Jardine Matheson, the Hong Kong-based conglomerate. The year was tough for the group, which forecast flat net profits as a number of its operating entities suffered short-term issues. For example, its Indonesian auto subsidiary, Astra International, is seeing increasing competition and labor cost issues, whilst margins of its retail behemoth, Dairy Farm, have been under pressure from increasing marketing costs. Although a difficult environment, we believe that the firm's seasoned management team has a great long-term track record of adding value for

(continued)

matthewsasia.com | 800.789.ASIA 27

PERFORMANCE AS OF DECEMBER 31, 2013

	Actual Returns, Not Annualized
	3 Months	Since Inception	Inception Date
Investor Class (MAFSX)	1.96%	-2.63%	4/30/13
Institutional Class (MIFSX)	2.11%	-2.48%	4/30/13
MSCI AC Asia ex Japan Index[5]	3.42%	1.97%
Lipper Pacific ex Japan Funds Category Average[6]	3.35%	-0.88%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

5  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

6  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS7

	Sector	Country	% of Net Assets
AIA Group, Ltd.	Financials	China/Hong Kong	7.0%
Jardine Matheson Holdings, Ltd.	Industrials	China/Hong Kong	6.1%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	5.3%
Yum! Brands, Inc.	Consumer Discretionary	China/Hong Kong	4.8%
Samsonite International SA	Consumer Discretionary	China/Hong Kong	4.3%
Cie Financiere Richemont SA	Consumer Discretionary	Switzerland	4.1%
Singapore Telecommunications, Ltd.	Telecommunication Services	Singapore	3.9%
Mead Johnson Nutrition Co.	Consumer Staples	USA	3.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.8%
Baidu, Inc.	Information Technology	China/Hong Kong	3.7%
% OF ASSETS IN TOP TEN			46.9%

7  Holdings may combine more than one security from same issuer and related depositary receipts.

28 MATTHEWS ASIA FUNDS

Matthews Asia Focus Fund

Portfolio Manager Commentary (continued)

minority shareholders and generating attractive returns. This is exemplified by its year-over-year dividend increase of 6% in the first half of 2013 despite its challenges, as well as an increase in its stakes of certain subsidiaries to utilize its very strong balance sheet.

A couple of our consumer staples holdings also stuttered due to stock-specific reasons. Malaysian brewer Guinness Anchor in particular was weak, having delivered poor earnings in the first quarter of its fiscal calendar. This was predominantly due to weaker distributor stocking given previous stockpiling along with expected subsidy cuts and the proposed introduction of a general sales tax, both of which hampered consumer sentiment generally. These are issues that should not be dismissed; however, we believe that the firm has a strong management team and that the current duopoly market structure and track record of product innovation still provide ample opportunity for Guinness to deliver over the long term.

Although the Fund's first eight months coincided with a difficult period for Asian markets, we take some solace that our stock selection added value. Baidu, the Chinese Internet search engine, was the standout performer as mobile monetization has begun to ramp up faster than previously expected. The smartphone commoditization rollout that is taking place in China should provide Baidu with opportunities across not only search, but games, videos and location services, all of which may prove to be important profit centers in the future. Beyond this, we saw strong performance from holdings such as AIA Group, a pan-Asian life insurer; Compagnie Financière Richemont, the luxury watch and jewelry manufacturer; and Samsonite, the largest branded luggage manufacturer globally. The real commonality among these companies, as leaders in their respective industries, reflects what the Fund sets out to achieve—find leading firms that are trading at price points we believe are cheaper than their intrinsic value.

The upcoming year, much like 2013, may still hold a number of challenges. The most important of these will be the progress that China makes down its path of reform from now through 2020. The ultimate aim of this plan seems very ambitious with areas of focus including reducing corruption, encouraging markets to play a more decisive role in allocating resources, further integrating rural and urban development and liberalizing the capital account and interest rates. The timing of, sequencing of and commitment to these reforms will be pivotally important for the region, particularly in light of the debt pile that has been building over the last 5 to 10 years. Dealing with this balance of debt reduction and reform whilst also maintaining growth will no doubt prove challenging and be a real test for the new regime. Further, whilst some of the tapering talk and subsequent action from the U.S. Federal Reserve have been priced into markets, we still need to be cognizant of the implications that any increase in the speed of the removal of quantitative easing from the U.S. has on the cost of capital in the region. These issues present an environment in which the outlook for earnings is mixed, with some companies far better-placed than others to deliver over the long term.

The Matthews Asia Focus Fund was established with the aim of delivering attractive absolute risk-adjusted returns over the long-term through a high conviction portfolio of only 25 to 35 holdings in companies that we deem to have healthy balance sheets, good management teams, a strong and sustainable return profile and attractive growth profiles and valuations. Whilst a challenging environment, we believe that our select list of companies are still well-positioned to deliver on this objective through economic cycles.

COUNTRY ALLOCATION (%)8

China/Hong Kong	31.7
Australia	11.3
Malaysia	11.2
Singapore	9.5
Indonesia	7.5
Thailand	6.1
South Korea	5.3
Switzerland	4.1
United States	3.9
Taiwan	3.7
India	3.1
United Kingdom	2.6
Liabilities in Excess of Cash and Other Assets	0.0

SECTOR ALLOCATION (%)

Financials	26.7
Consumer Discretionary	19.2
Consumer Staples	14.8
Information Technology	12.7
Industrials	8.7
Telecommunication Services	6.7
Health Care	5.9
Materials	5.3
Liabilities in Excess of Cash and Other Assets	0.0

MARKET CAP EXPOSURE (%)9

Large Cap (over $5B)	81.3
Mid Cap ($1B–$5B)	18.7
Small Cap (under $1B)	0.0
Liabilities in Excess of Cash and Other Assets	0.0

8  Not all countries where the Fund may invest are included in the benchmark index.

9  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 29

Matthews Asia Focus Fund  December 31, 2013

Schedule of Investmentsa

COMMON EQUITIES: 100.0%

	Shares	Value
CHINA/HONG KONG: 31.7%
AIA Group, Ltd.	116,400	$585,898
Jardine Matheson Holdings, Ltd.	8,800	460,328
Yum! Brands, Inc.	5,350	404,513
Samsonite International SA	117,900	359,597
Baidu, Inc. ADR[b]	1,737	308,978
HSBC Holdings PLC	24,400	265,992
Hang Lung Group, Ltd.	43,000	217,525
Jardine Matheson Holdings, Ltd. ADR	1,000	52,810
Total China/Hong Kong		2,655,641
AUSTRALIA: 11.3%
Ansell, Ltd.	16,156	298,178
Orica, Ltd.	10,909	232,411
Insurance Australia Group, Ltd.	40,538	210,662
Coca-Cola Amatil, Ltd.	19,036	204,476
Total Australia		945,727
MALAYSIA: 11.2%
Guinness Anchor BHD	48,400	236,422
Genting Malaysia BHD	175,800	235,080
Axiata Group BHD	111,500	234,880
AMMB Holdings BHD	105,300	232,750
Total Malaysia		939,132
SINGAPORE: 9.5%
Singapore Telecommunications, Ltd.	113,000	327,731
United Overseas Bank, Ltd.	15,000	252,466
Singapore Technologies Engineering, Ltd.	68,000	213,384
United Overseas Bank, Ltd. ADR	200	6,724
Total Singapore		800,305
INDONESIA: 7.5%
PT Bank Rakyat Indonesia Persero	381,000	227,732
PT Indofood Sukses Makmur	372,000	202,161
PT Kalbe Farma	1,921,000	197,866
Total Indonesia		627,759
THAILAND: 6.1%
Thai Union Frozen Products Public Co., Ltd.	124,400	272,472
Kasikornbank Public Co., Ltd.	49,500	236,612
Total Thailand		509,084
SOUTH KOREA: 5.3%
Samsung Electronics Co., Ltd.	337	441,448
Total South Korea		441,448
SWITZERLAND: 4.1%
Cie Financiere Richemont SA	3,454	345,046
Total Switzerland		345,046
UNITED STATES: 3.9%
Mead Johnson Nutrition Co.	3,868	323,984
Total United States		323,984

	Shares	Value
TAIWAN: 3.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	89,000	$315,047
Total Taiwan		315,047
INDIA: 3.1%
Tata Motors, Ltd.	42,828	260,617
Total India		260,617
UNITED KINGDOM: 2.6%
BHP Billiton PLC	6,971	215,751
Total United Kingdom		215,751
TOTAL INVESTMENTS: 100.0%		8,379,541
(Cost $8,423,106c)
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.0%)		(3,760)
NET ASSETS: 100.0%		$8,375,781

a  Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $8,487,007 and net unrealized depreciation consists of:

Gross unrealized appreciation	$512,356
Gross unrealized depreciation	(619,822)
Net unrealized depreciation	($107,466)

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to financial statements.

30 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$21.17	$21.26
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.12%	0.93%

Portfolio Statistics

Total # of Positions	69
Net Assets	$786.3 million
Weighted Average Market Cap	$32.0 billion
Portfolio Turnover	10.77%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

1  Actual 2013 expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Growth Fund

Portfolio Manager Commentary

For the year ending December 31, 2013, the Matthews Asia Growth Fund rose 19.35% (Investor Class) and 19.63% (Institutional Class) while its benchmark, the MSCI All Country Asia Pacific Index, rose 12.19%. For the fourth quarter of the year, the Fund returned 1.79% (Investor Class) and 1.88% (Institutional Class) versus 2.31% for the Index.

Asia's equity markets saw sharp contrasts in 2013. Japan's market rallied strongly while many parts of emerging Asia were weak throughout much of the year. The volatility during the year was due to macroeconomic events that included investor reaction to U.S. Federal Reserve "tapering" of quantitative easing measures and weakness among currencies and investment flows for countries such as Thailand, Indonesia and India. Unfortunately, the trend continued throughout the year and most Asian currencies weakened significantly compared to 2012. Many governments of emerging Asian countries did not help to negate this trend by maintaining loose fiscal policies and allowing current account deficits to accumulate. The weaker global economy was partly to blame. In addition, there has been lingering weak demand for commodities among export-driven countries like Australia and Indonesia. On the other hand, we continue to see evidence of a rising middle class among emerging Asian economies, and believe this may lead to increased demand for imported goods as more affluence leads people to seek a better quality of life.

Despite the volatility in Asia's markets, the Fund performed well during the year, primarily due to our exposure to Japan and our stock selection in China. Several of our top contributors were China-related, consumer discretionary sector holdings that represent various business types, including casino gaming in Macau. We believe this illustrates how critical bottom-up stock selection is.

Sands China, a leading developer, owner and operator of resorts and casinos in Macau, was one of the largest contributors to Fund performance in 2013. The stock did well on the basis of growing casino revenues in Macau. While mainland China's economic growth appears to have slowed, improved infrastructure in Macau, which now has more hotels and better transportation access, has attracted more visitors. In 2013, Macau's casino revenue grew 19% to US$45 billion, outpacing Las Vegas revenues by seven-fold. In fact, Macau is the world's largest gaming market, measured by casino gaming revenue. China Lodging Group, a budget hotel chain in mainland China, also performed well because it has maintained high occupancy rates and steady average room prices.

During the year, India, Thailand, Indonesia and the Philippines were among the biggest detractors to Fund performance. In Thailand, SNC Former Public, a long-term portfolio holding, suffered after investors sold off the stock following acquisition delays. The firm, which makes components for major global air-conditioner companies, has been undergoing a transition and has sought to add more profitable auto-parts business to its lineup. Despite some execution delays, we continue to feel optimistic that SNC Former Public should be able to carry out its plans over the next few years. We believe SNC Former Public is among the top original equipment manufacturers in the business.

The Multi Commodity Exchange of India (MCX) was another firm that posed a drag on Fund performance during the year. The company holds

    (continued)

matthewsasia.com | 800.789.ASIA 31

PERFORMANCE AS OF DECEMBER 31, 2013

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MPACX)	1.79%	19.35%	6.97%	17.59%	10.39%	10.55%	10/31/03
Institutional Class (MIAPX)	1.88%	19.63%	7.15%	n.a.	n.a.	7.67%	10/29/10
MSCI AC Asia Pacific Index[3]	2.31%	12.19%	3.77%	12.55%	7.56%	7.91%[4]
Lipper Pacific Region Funds Category Average[5]	0.68%	9.24%	4.28%	13.36%	7.76%	8.16%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 10/31/03.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
ORIX Corp.	Financials	Japan	5.2%
Toyota Motor Corp.	Consumer Discretionary	Japan	4.7%
SoftBank Corp.	Telecommunication Services	Japan	3.8%
Honda Motor Co., Ltd.	Consumer Discretionary	Japan	3.6%
Mitsubishi UFJ Financial Group, Inc.	Financials	Japan	2.9%
Sands China, Ltd.	Consumer Discretionary	China/Hong Kong	2.6%
St. Shine Optical Co., Ltd.	Health Care	Taiwan	2.6%
Sumitomo Mitsui Financial Group, Inc.	Financials	Japan	2.5%
John Keells Holdings PLC	Industrials	Sri Lanka	2.4%
Haitian International Holdings, Ltd.	Industrials	China/Hong Kong	2.4%
% OF ASSETS IN TOP TEN			32.7%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

32 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

Portfolio Manager Commentary (continued)

more than 90% market share in commodities futures trading in India. However, it lost more than 70% of its value since July when its sister company, the National Spot Exchange, suspended trading following an investigation into dubious trading practices. Once investors gained clarity over the situation, the stock prices recovered somewhat toward the end of the year. We continue to hold our position in the company as we remain optimistic about the future of the exchange following our discussions with management in December.

During the year, Indonesia was among Asia's worst performing markets. The Indonesian Stock Exchange saw a net outflow of nearly US$2 billion—the highest level of outflows since 2005. While our overweight in Indonesia hurt Fund performance; good stock selection offset some of the negative market impact.

The most notable change to the portfolio during the year was our addition of three Japanese mega banks: Mitsubishi UFJ Financial Group, Sumitomo Mitsui Financial Group and Mizuho Financial Group. We were attracted to these companies as we found fundamentals to be improving and valuations compelling. Loan growth among these banks appears strong not only across Asia but also domestically within Japan. While the portfolio remains underweight in financials versus the benchmark, adding these positions marked a notable increase in our weighting in this sector.

Looking forward to 2014, Japan may not play as dominant a role in the mind of investors as it did last year, partly because of the already significant gains it made in 2013 and also because the economy appears to be headed in the right direction. Rather, investors may continue to track the trajectory of China's economy and expected reform efforts. In addition, there has some political turmoil in India and Thailand, with Thai elections looking uncertain to take place in the near term due to the political divide that may force incumbent Prime Minister Yingluck Shinawatra to step down from her post. However, it is important to keep in mind that turbulent times can create attractive opportunities for patient, long-term investors.

COUNTRY ALLOCATION (%)7

Japan	49.8
China/Hong Kong	13.0
Indonesia	6.5
India	5.0
Sri Lanka	4.6
Taiwan	4.1
Thailand	3.4
Australia	2.5
Malaysia	2.5
Philippines	2.4
Vietnam	2.2
Singapore	1.3
Cash and Other Assets, Less Liabilities	2.7

SECTOR ALLOCATION (%)

Financials	21.8
Consumer Discretionary	21.2
Consumer Staples	15.2
Industrials	13.9
Information Technology	8.4
Health Care	7.7
Telecommunication Services	3.8
Energy	2.8
Materials	2.5
Cash and Other Assets, Less Liabilities	2.7

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	60.9
Mid Cap ($1B–$5B)	25.3
Small Cap (under $1B)	11.1
Cash and Other Assets, Less Liabilities	2.7

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 33

Matthews Asia Growth Fund  December 31, 2013

Schedule of Investmentsa

COMMON EQUITIES: 97.2%

	Shares	Value
JAPAN: 49.8%
ORIX Corp.	2,305,600	$40,513,703
Toyota Motor Corp.	603,400	36,792,368
SoftBank Corp.	336,500	29,528,132
Honda Motor Co., Ltd.	684,300	28,245,939
Mitsubishi UFJ Financial Group, Inc.	3,464,100	22,999,534
Sumitomo Mitsui Financial Group, Inc.	373,000	19,397,262
Kakaku.com, Inc.	1,058,400	18,592,296
Sysmex Corp.	284,300	16,792,232
Mizuho Financial Group, Inc.	7,247,400	15,734,334
FANUC Corp.	81,400	14,915,790
Yokogawa Electric Corp.	950,000	14,606,066
Seven & I Holdings Co., Ltd.	344,600	13,720,741
Suntory Beverage & Food, Ltd.	418,200	13,341,465
Glory, Ltd.	480,100	12,459,550
Nidec Corp.	109,400	10,777,503
Komatsu, Ltd.	501,400	10,294,389
Nitto Denko Corp.	231,200	9,776,205
Rinnai Corp.	121,900	9,497,010
Unicharm Corp.	152,600	8,707,129
Bit-isle, Inc.	977,300	7,759,007
Tokio Marine Holdings, Inc.	216,400	7,242,840
Pigeon Corp.	145,400	7,051,835
Mitsui & Co., Ltd.	500,000	6,970,570
Calbee, Inc.	263,500	6,399,165
Fuji Heavy Industries, Ltd.	194,000	5,575,358
Benefit One, Inc.	462,600	4,181,970
Total Japan		391,872,393
CHINA/HONG KONG: 13.0%
Sands China, Ltd.	2,486,000	20,373,602
Haitian International Holdings, Ltd.	8,247,000	18,633,202
China Lodging Group, Ltd. ADS[b]	526,600	16,040,236
Shenzhou International Group Holdings, Ltd.	3,408,000	12,815,667
Baidu, Inc. ADR[b]	61,300	10,904,044
Sinopharm Group Co., Ltd. H Shares	2,487,200	7,155,605
Dairy Farm International Holdings, Ltd.	727,554	6,911,763
Tingyi (Cayman Islands) Holding Corp.	1,888,000	5,463,781
Hang Lung Group, Ltd.	742,000	3,753,580
Qunar Cayman Islands, Ltd. ADR[b]	2,245	59,560
Autohome, Inc. ADR[b]	1,200	43,908
Total China/Hong Kong		102,154,948
INDONESIA: 6.5%
PT Indofood CBP Sukses Makmur	18,435,000	15,479,927
PT Astra International	22,448,500	12,572,369
PT Ace Hardware Indonesia	194,172,500	9,426,635
PT Bank Rakyat Indonesia Persero	13,407,000	8,013,640
PT Arwana Citramulia	79,852,000	5,380,332
Total Indonesia		50,872,903
	Shares	Value
INDIA: 5.0%
Emami, Ltd.	1,551,001	$11,886,703
HDFC Bank, Ltd.	1,007,795	10,848,602
Sun Pharmaceutical Industries, Ltd.	793,374	7,278,313
Castrol India, Ltd.	1,075,755	5,457,472
Multi Commodity Exchange of India, Ltd.	516,163	3,997,541
Total India		39,468,631
SRI LANKA: 4.5%
John Keells Holdings PLC	11,026,735	19,161,903
Sampath Bank PLC	7,050,493	9,265,900
Lanka Orix Leasing Co. PLC[b]	12,121,473	6,727,974
Total Sri Lanka		35,155,777
TAIWAN: 4.1%
St. Shine Optical Co., Ltd.	711,000	20,301,676
Gourmet Master Co., Ltd.	1,057,800	7,151,734
Synnex Technology International Corp.	3,133,000	4,972,265
Total Taiwan		32,425,675
THAILAND: 3.4%
SVI Public Co., Ltd.[b]	72,678,514	9,185,465
Major Cineplex Group Public Co., Ltd.	11,921,000	6,370,307
The Siam Commercial Bank Public Co., Ltd.	1,264,400	5,557,468
SNC Former Public Co., Ltd.	11,599,900	5,552,769
Total Thailand		26,666,009
AUSTRALIA: 2.5%
Oil Search, Ltd.	1,414,665	10,244,148
CSL, Ltd.	152,216	9,372,575
Total Australia		19,616,723
MALAYSIA: 2.5%
SapuraKencana Petroleum BHD[b]	7,729,800	11,563,432
Oldtown BHD	7,926,500	6,291,833
Parkson Holdings BHD	2,009,369	1,686,999
Total Malaysia		19,542,264
PHILIPPINES: 2.4%
Vista Land & Lifescapes, Inc.	100,543,200	11,798,388
Universal Robina Corp.	2,873,600	7,340,637
Total Philippines		19,139,025
VIETNAM: 2.2%
Vietnam Dairy Products JSC	2,682,647	17,167,923
Total Vietnam		17,167,923
SINGAPORE: 1.3%
Keppel Land, Ltd.	2,204,000	5,833,321
Goodpack, Ltd.	2,919,000	4,510,519
Total Singapore		10,343,840
TOTAL COMMON EQUITIES		764,426,111
(Cost $589,037,820)

34 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund  December 31, 2013

Schedule of Investmentsa (continued)

WARRANTS: 0.1%

	Shares	Value
SRI LANKA: 0.1%
John Keells Holdings PLC, expires 11/11/16	490,094	$354,082
John Keells Holdings PLC, expires 11/12/15	490,094	299,752
Total Sri Lanka		653,834
TOTAL WARRANTS		653,834
(Cost $0)
TOTAL INVESTMENTS: 97.3%		765,079,945
(Cost $589,037,820c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.7%		21,179,181
NET ASSETS: 100.0%		$786,259,126

a  Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $609,169,487 and net unrealized appreciation consists of:

Gross unrealized appreciation	$182,070,138
Gross unrealized depreciation	(26,159,680)
Net unrealized appreciation	$155,910,458

ADR  American Depositary Receipt

ADS  American Depositary Share

BHD  Berhad

JSC  Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 35

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Sharat Shroff, CFA

Lead Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$24.99	$24.97
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.09%	0.92%

Portfolio Statistics

Total # of Positions	67
Net Assets	$7.6 billion
Weighted Average Market Cap	$23.5 billion
Portfolio Turnover	7.73%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

1  Actual 2013 expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Pacific Tiger Fund*

Portfolio Manager Commentary

For the year ending December 31, 2013, the Matthews Pacific Tiger Fund returned 3.63% (Investor Class) and 3.78% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned 3.34%. For the fourth quarter of the year, the Fund returned 3.04% (Investor Class) and 3.06% (Institutional Class) versus 3.42% for the Index.

The nearly flat performance of the Index masks the underlying volatility, and a sharp divergence between the equity performance in export-oriented economies like South Korea and Taiwan against economies driven more by consumption, such as India and Indonesia.

A core element of our investment philosophy is emphasizing domestic demand-led growth since we believe that to be sustainable. Starting in 2007, a combination of solid growth, which was domestically driven, and attractive valuations led us to increase our allocation to parts of the Association of Southeast Asian Nations (ASEAN) region, including Indonesia. However, the overweight hurt portfolio performance in 2013 in terms of a negative country allocation effect.

In considering India and Indonesia, both carry deficits on their fiscal and current accounts. As investors start pricing in a gradual return to improving economic conditions in the U.S., there is concern that capital flows that have helped finance the deficit may start to reverse. In spite of periodic outflows from the ASEAN region during periods of stress, the region has attracted significant inflows that continue to be of a long-term nature, such as foreign direct investments. Overseas businesses and longer-term capital continue to be attracted to the prospects of better growth in Asia, but these should be distinguished from portfolio flows that are seeking to arbitrage the differential between rates and returns. In our view, the concerns over these shorter-term sources of flow may be exaggerated, but they are already acting as a wake-up call for policymakers in some of the affected countries. The recent sharp depreciation in some currencies—such as the Indian rupee and the Indonesian rupiah—is forcing some difficult decisions like the reduction of wasteful energy subsidies. This is a start, but there is more that needs to be done, particularly in India and Indonesia, to accomplish sustained growth for the next several years.

For nearly two years, we have selectively trimmed our exposure to parts of ASEAN, believing that valuations may have been too high and that growth may moderate. While that still remains our bias, we are alert to the possibility of further broad-based sell-offs leading to attractive valuations, particularly in Thailand and the Philippines. Thailand is in the middle of a stalemate with its political parties holding public demonstrations instead of working out their differences within the Parliamentary process. The end game with the political process is unclear, but it is clear to us that Thailand's attraction, both for tourists and strategic investors, is unlikely to be dented in the long run.

While macroeconomic factors continued to hold significant influence on stock prices during the year, there was some noticeable divergence between stocks prices, particularly in China. The domestic Shanghai and Shenzhen A-share indices revealed widely different outcomes for 2013. The Shanghai A-share Index is dominated by financials and state-owned

*  Closed to most new investors as of October 25, 2013.

(continued)

36 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2013

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MAPTX)	3.04%	3.63%	3.57%	18.96%	12.68%	8.89%	9/12/94
Institutional Class (MIPTX)	3.06%	3.78%	3.73%	n.a.	n.a.	3.74%	10/29/10
MSCI AC Asia ex Japan Index[3]	3.42%	3.34%	1.69%	16.82%	10.97%	4.10%[4]
Lipper Pacific ex Japan Funds Category Average[5]	3.35%	2.11%	1.04%	16.40%	10.55%	4.25%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
Delta Electronics, Inc.	Information Technology	Taiwan	3.4%
Ping An Insurance Group Co. of China, Ltd.	Financials	China/Hong Kong	3.3%
Amorepacific Corp.	Consumer Staples	South Korea	2.9%
Naver Corp.	Information Technology	South Korea	2.8%
Dongbu Insurance Co., Ltd.	Financials	South Korea	2.8%
Tata Power Co., Ltd.	Utilities	India	2.4%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	2.3%
President Chain Store Corp.	Consumer Staples	Taiwan	2.3%
Cheil Worldwide, Inc.	Consumer Discretionary	South Korea	2.3%
China Resources Enterprise, Ltd.	Consumer Staples	China/Hong Kong	2.2%
% OF ASSETS IN TOP TEN			26.7%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 37

COUNTRY ALLOCATION (%)7

China/Hong Kong	28.4
South Korea	17.4
India	15.7
Taiwan	9.5
Indonesia	7.3
Thailand	5.5
Malaysia	5.3
Philippines	2.0
Singapore	2.0
Switzerland	1.8
Vietnam	1.6
Cash and Other Assets, Less Liabilities	3.5

SECTOR ALLOCATION (%)

Financials	26.5
Consumer Staples	18.1
Information Technology	17.5
Consumer Discretionary	10.9
Health Care	7.4
Utilities	6.7
Industrials	3.6
Telecommunication Services	2.7
Materials	1.6
Energy	1.5
Cash and Other Assets, Less Liabilities	3.5

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	75.0
Mid Cap ($1B–$5B)	20.3
Small Cap (under $1B)	1.2
Cash and Other Assets, Less Liabilities	3.5

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary (continued)

enterprises. Meanwhile, the Shenzhen-A share index tends to be more diversified, including private sector, IT and consumer-oriented stocks. The divergence in stock prices is perhaps reflective of the government's efforts to strive for more balanced and profitable growth. Even as overall GDP growth in China has slowed, consumer spending and areas such as the Internet and tourism have held up relatively well. While the slowdown in growth in China is increasingly being accepted by the investment community, a possible improvement in the return on capital is not. As a result, scarcity of growth was an important factor driving stock prices which helped some of our Internet-related holdings like Baidu and Tencent.

One of the biggest contributors to the portfolio's performance during the year was a Korean Internet-related holding, Naver (previously NHN). The firm has been a long-term holding for the Fund, and is a rare example of a service-oriented business out of South Korea gaining traction with consumers outside of the country. Its recent traction in monetizing its mobile communication services is testament to the firm's investments in R&D, and a willingness to hire talent locally in places like Japan. We believe the expectations for their LINE platform are achievable, but the recent gains in valuations leave little room for mistakes.

During the year, we exited more holdings than we added, making the portfolio more concentrated. The exits were driven by the inability of newer positions to meet our milestones. The business environment in many parts of Asia has been difficult for the past few years, reflective of tougher lending conditions, and a moderation in growth. All this has translated into lower returns on equity (ROE) for many companies, and is one of the key reasons behind Asia's underperformance relative to many other parts of the world. Some of the decline in ROE is likely structural, as may be the case for the industrial sector in China. However, we also believe that with stabilizing sales growth and lower inputs costs, there is a possibility that margins may stabilize and start to recover over the next few years.

So as we look ahead, one of the key questions that we wrestle with is: does Asia deserve to trade at a significant discount to many other parts of the world? Without doubt overall growth has been disappointing these past few years leading to lower profitability. More importantly, growth is becoming more fragmented, and perhaps less visible in headline indices. As an example, we are more convinced about the favorable outlook for sectors like healthcare and consumer in China than about the pace of growth for the overall economy. Meanwhile, valuations particularly in China are at levels that are at historic lows relative to many parts of the world, and are not based on analyst expectations that look particularly ambitious. Liquidity and flow of capital may continue to test Asia's capital markets and political events in India and parts of ASEAN may pose as unquantifiable risks. However, the underlying virtuous cycle of savings led investment growth in Asia has not been altered. We would view any pickup in volatility as an opportunity to invest with businesses that continue to deliver secular growth.

38 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund  December 31, 2013

Schedule of Investmentsa

COMMON EQUITIES: 96.3%

	Shares	Value
CHINA/HONG KONG: 28.4%
Ping An Insurance Group Co. of China, Ltd. H Shares	28,166,000	$253,047,066
China Resources Enterprise, Ltd.	51,384,000	170,942,268
Hang Lung Group, Ltd.	32,014,000	161,950,265
Baidu, Inc. ADR[b]	847,500	150,753,300
Dairy Farm International Holdings, Ltd.	15,061,446	143,083,737
China Resources Land, Ltd.	54,976,000	136,777,733
Dongfeng Motor Group Co., Ltd. H Shares	82,940,000	130,255,429
Tencent Holdings, Ltd.	2,011,900	128,816,873
Hengan International Group Co., Ltd.	10,721,000	126,843,425
Sinopharm Group Co., Ltd. H Shares	43,788,000	125,976,856
Lenovo Group, Ltd.	97,092,000	118,357,268
China Mobile, Ltd. ADR	2,113,150	110,496,613
Tingyi (Cayman Islands) Holding Corp.	36,846,000	106,630,551
China Vanke Co., Ltd. B Shares	48,875,258	76,311,647
Digital China Holdings, Ltd.†	61,422,000	72,537,177
Swire Pacific, Ltd. A Shares	5,683,500	66,779,186
Hong Kong Exchanges and Clearing, Ltd.	3,664,500	61,253,346
Shangri-La Asia, Ltd.	13,575,333	26,506,162
Total China/Hong Kong		2,167,318,902
SOUTH KOREA: 17.4%
Amorepacific Corp.	228,241	217,529,044
Naver Corp.	311,015	215,462,140
Dongbu Insurance Co., Ltd.†	3,950,500	211,599,788
Samsung Electronics Co., Ltd.	136,754	179,139,008
Cheil Worldwide, Inc.[b]†	6,561,880	172,198,037
Green Cross Corp.†	967,499	114,899,678
Yuhan Corp.	542,138	96,746,040
Hyundai Mobis	317,719	88,921,856
MegaStudy Co., Ltd.†	396,412	29,449,926
Total South Korea		1,325,945,517
INDIA: 15.7%
Tata Power Co., Ltd.†	126,160,510	186,319,014
GAIL India, Ltd.	24,682,108	136,588,563
Sun Pharmaceutical Industries, Ltd.	14,303,630	131,219,705
ITC, Ltd.	24,735,000	128,703,577
Kotak Mahindra Bank, Ltd.	10,218,688	120,309,749
Housing Development Finance Corp.	7,485,685	96,168,452
HDFC Bank, Ltd.	8,635,920	92,963,016
Titan Co., Ltd.	24,132,503	89,538,589
Container Corp. of India, Ltd.	6,536,886	77,141,701
Dabur India, Ltd.	25,308,038	69,698,881
Thermax, Ltd.	5,110,034	58,733,791
HDFC Bank, Ltd. ADR	319,500	11,003,580
Total India		1,198,388,618
	Shares	Value
TAIWAN: 9.5%
Delta Electronics, Inc.	46,121,000	$263,075,478
President Chain Store Corp.	25,075,608	173,741,777
Synnex Technology International Corp.†	84,022,354	133,348,679
Yuanta Financial Holding Co., Ltd.	133,911,782	79,978,181
Taiwan Semiconductor Manufacturing Co., Ltd.	20,423,513	72,296,227
Total Taiwan		722,440,342
INDONESIA: 7.3%
PT Perusahaan Gas Negara Persero	345,321,500	127,289,928
PT Astra International	227,099,300	127,187,841
PT Indofood CBP Sukses Makmur	137,813,000	115,722,009
PT Bank Central Asia	115,688,500	91,516,248
PT Telekomunikasi Indonesia Persero	487,302,500	86,247,134
PT Telekomunikasi Indonesia Persero ADR	375,700	13,468,845
Total Indonesia		561,432,005
THAILAND: 5.5%
Central Pattana Public Co., Ltd.	134,957,600	169,409,560
The Siam Cement Public Co., Ltd. NVDR	9,753,500	119,094,474
PTT Exploration & Production Public Co., Ltd.	23,423,867	118,979,195
Kasikornbank Public Co., Ltd. NVDR	1,500,000	7,170,052
Kasikornbank Public Co., Ltd.	385,000	1,840,313
Total Thailand		416,493,594
MALAYSIA: 5.1%
Genting BHD	49,665,500	155,569,541
Public Bank BHD	24,011,386	142,213,674
Top Glove Corp. BHD	25,175,960	43,272,983
IHH Healthcare BHD[b]	30,846,700	36,351,171
IHH Healthcare BHD[b]	11,543,000	13,720,433
Total Malaysia		391,127,802
PHILIPPINES: 2.0%
SM Prime Holdings, Inc.	414,449,271	137,599,661
GT Capital Holdings, Inc.	1,075,000	18,713,942
Total Philippines		156,313,603
SINGAPORE: 2.0%
Keppel Land, Ltd.	34,212,000	90,548,817
Hyflux, Ltd.†	65,284,280	60,527,444
Total Singapore		151,076,261
SWITZERLAND: 1.8%
DKSH Holding, Ltd.	1,758,541	136,810,514
Total Switzerland		136,810,514
VIETNAM: 1.6%
Vietnam Dairy Products JSC	19,622,807	125,578,523
Total Vietnam		125,578,523
TOTAL COMMON EQUITIES		7,352,925,681
(Cost $5,370,487,548)

matthewsasia.com | 800.789.ASIA 39

Matthews Pacific Tiger Fund  December 31, 2013

Schedule of Investmentsa (continued)

WARRANTS: 0.2%

	Shares	Value
MALAYSIA: 0.2%
Genting BHD, expires 12/18/18	12,253,875	$11,709,549
Total Malaysia		11,709,549
TOTAL WARRANTS		11,709,549
(Cost $5,593,674)
TOTAL INVESTMENTS: 96.5%		7,364,635,230
(Cost $5,376,081,222c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.5%		268,511,817
NET ASSETS: 100.0%		$7,633,147,047

a  Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $5,377,903,948 and net unrealized appreciation consists of:

Gross unrealized appreciation	$2,215,589,985
Gross unrealized depreciation	(228,858,703)
Net unrealized appreciation	$1,986,731,282

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

40 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida	Robert Harvey, CFA
Lead Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MEASX	MIASX
CUSIP	577125883	577125875
Inception	4/30/13	4/30/13
NAV	$9.93	$9.92
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	2.39%	2.21%
After Fee Waiver and Reimbursement[2]	2.18%	2.00%
After Voluntary Fee Waiver and Expense Reimbursement[3]	1.98%	1.75%

Portfolio Statistics

Total # of Positions	70
Net Assets	$40.0 million
Weighted Average Market Cap	$5.5 billion
Portfolio Turnover	1.66%[4]

Benchmark

MSCI Emerging Markets Asia Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. The Fund may also invest in the convertible securities, of any duration or quality of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. Once fully invested and under normal market conditions, the Fund is expected to invest a substantial portion of its net assets in the emerging countries and markets in the Asian region, including, but not limited to, Bangladesh, Cambodia, China (including Taiwan, but excluding Hong Kong), India, Indonesia, Laos, Malaysia, Mongolia, Myanmar, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand, and Vietnam.

1  Actual 2013 expense ratios.

2  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2015 to the extent needed to limit Total Annual Fund Operating Expenses to 2.00% for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. Because certain expenses of the Investor Class are higher than the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 2.00%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waivers and expense reimbursements may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

3  Matthews has also agreed to waive fees and reimburse additional expenses for the Institutional Class of the Fund on a voluntary basis if its expense ratio exceeds 1.75%. Furthermore, any amounts voluntarily waived by Matthews in respect of the Institutional Class, excluding any voluntary waiver of class-specific shareholder servicing fees, may also be waived for the Investor Class. These voluntary waivers and/or reimbursements may be terminated at any time in the sole and absolute discretion of Matthews, subject to prior notice to the Board of Trustees.

4  The Fund commenced operations on April 30, 2013. The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Emerging Asia Fund

Portfolio Manager Commentary

The Matthews Emerging Asia Fund was launched on April 30, 2013. For the period ending December 31, 2013, the Fund declined –0.61% (Investor Class) and –0.55% (Institutional Class) while its benchmark, the MSCI Emerging Markets Asia Index returned 2.13%. For the fourth quarter of the year, the Fund advanced 5.85% (Investor Class) and 5.91% (Institutional Class) versus 3.66% for the benchmark.

The timing of the Fund's launch earlier in the year coincided with the first wave of negative sentiment toward "emerging markets" caused by the U.S. Federal Reserve's discussions over tapering its quantitative easing policies. The notion of capital withdrawal from these markets spooked emerging market investors as foreign portfolio inflows over the last few years had pushed up valuations, especially in the Association of Southeast Asian Nation markets. Foreign selling continued throughout the summer, and emerging markets were hit particularly hard in August. By the end of 2013, foreign investors withdrew a net US$6 billion from the Stock Exchange of Thailand—the largest annual withdrawal over the past decade. The Indonesian Stock Exchange saw a net outflow of nearly US$2 billion—the highest level of outflows since 2005. Although both exchanges are big enough to absorb the outflows, the capital flight still negatively impacted prices.

Considering this general weakness among Asia's emerging markets during the fourth quarter, the Fund fared relatively well against its benchmark. While the benchmark benefited from its large exposure to the buoyant, more developed markets of South Korea and Taiwan, the Fund did well as a result of stock selection. The Fund had a combined exposure of 4% in these developed markets, compared with 43% for the benchmark.

Some frontier markets in Asia, including Bangladesh, Vietnam, Laos and Cambodia, were relatively stable during the year as little money had flowed into these markets in prior years. Foreign trade flows in Bangladesh, for example, have generally comprised less than 4% of the market, and its market experienced very little impact from foreign selling in 2013. In fact, Bangladesh and Vietnam were among the best-performing Asian equity markets for the year. Sri Lanka, on the other hand, experienced currency pressures similar to that of India and Pakistan.

Square Pharmaceuticals, a large-capitalization Bangladeshi firm with solid fundamentals, was among our top contributors to performance in 2013. It is a top portfolio holding and has demonstrated high profitability, almost no debt and good growth prospects in both its domestic and export markets. In addition, good stock selection in China and Hong Kong benefited Fund performance during the year. Several of our top contributors were China-related holdings, that hail from a variety of industries including casino gaming in Macau, Internet-related businesses, industrials and textile companies. This illustrates the fact that bottom-up stock selection is critical.

Melco Crown Entertainment, which was the portfolio's best performer, is a good example of a stock that did well amid an environment of generally flat equity returns in China during the year. The firm is a Macau-based casino company focused mainly on visiting mainland Chinese patrons. While mainland China's economic growth appears to have slowed, improved infrastructure in Macau, which now has more hotels and better transportation access, has attracted more visitors. In 2013, Macau's casino

(continued)

matthewsasia.com | 800.789.ASIA 41

PERFORMANCE AS OF DECEMBER 31, 2013

	Actual Return, Not Annualized
	3 Months	Since Inception	Inception Date
Investor Class (MEASX)	5.85%	-0.61%	4/30/13
Institutional Class (MIASX)	5.91%	-0.55%	4/30/13
MSCI Emerging Markets Asia Index[5]	3.66%	2.13%
Lipper Emerging Markets Funds Category Average[6]	2.53%	-1.23%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

5  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

6  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS7

	Sector	Country	% of Net Assets
NagaCorp, Ltd.	Consumer Discretionary	Cambodia	3.6%
Square Pharmaceuticals, Ltd.	Health Care	Bangladesh	3.1%
Melco Crown Entertainment, Ltd.	Consumer Discretionary	China/Hong Kong	3.1%
CSPC Pharmaceutical Group, Ltd.	Health Care	China/Hong Kong	2.8%
British American Tobacco Bangladesh Co., Ltd.	Consumer Staples	Bangladesh	2.7%
Sampath Bank PLC	Financials	Sri Lanka	2.7%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	2.5%
Emami, Ltd.	Consumer Staples	India	2.4%
John Keells Holdings PLC	Industrials	Sri Lanka	2.4%
Gruh Finance, Ltd.	Financials	India	2.4%
% OF ASSETS IN TOP TEN			27.7%

7  Holdings may combine more than one security from same issuer and related depositary receipts.

42 MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

Portfolio Manager Commentary (continued)

revenue grew 19% to US$45 billion, outpacing Las Vegas revenues by seven-fold. With further infrastructure improvements on the horizon for this premier entertainment destination, we remain optimistic of further growth ahead.

Our large exposure to both the Philippines was among the biggest detractors to Fund performance for the year. Valuations in the Philippines were relatively high early in 2013, with the market peaking in May. Following that, many stocks, including Vista Land & Lifescapes, a low-end condominium builder, declined. While its stock suffered during the year, we continue to hold our position in Vista Land as we believe company fundamentals are still intact.

For 2014, we expect the markets may continue to focus on U.S. macroeconomic data and the U.S. Federal Reserve's monetary policies. Moderate growth in exports from Asia and resilient domestic economies should help to offset the potential impact from further Fed tapering. On the political front, there is some turmoil in countries expected to hold important elections, particularly Indonesia, Thailand India. However, turbulent times can create attractive opportunities for patient, long-term investors. Emerging Asia includes of some of the fastest-growing economies in the world, and we are particularly optimistic about some major structural trends on the horizon. These include favorable demographics that have resulted in large populations of young, skilled workers and increasing government action to liberalize economies and built deeper capital markets in Emerging Asia. We also believe that our research-driven investment process and deep experience in these countries is well-suited to identifying opportunities in what are still relatively inefficient markets.

COUNTRY ALLOCATION (%)8

China/Hong Kong	17.5
India	16.1
Sri Lanka	14.8
Bangladesh	10.2
Philippines	8.1
Vietnam	7.2
Thailand	4.3
Indonesia	4.2
Malaysia	3.7
Cambodia	3.6
Taiwan	3.1
Singapore	3.0
Australia	1.4
Cash and Other Assets, Less Liabilities	2.8

SECTOR ALLOCATION (%)

Consumer Staples	21.2
Financials	20.4
Consumer Discretionary	17.9
Health Care	12.1
Industrials	11.1
Information Technology	6.5
Energy	4.1
Materials	2.8
Telecommunication Services	1.1
Cash and Other Assets, Less Liabilities	2.8

MARKET CAP EXPOSURE (%)9

Large Cap (over $5B)	22.5
Mid Cap ($1B–$5B)	35.9
Small Cap (under $1B)	38.8
Cash and Other Assets, Less Liabilities	2.8

8  Not all countries where the Fund may invest are included in the benchmark index.

9  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 43

Matthews Emerging Asia Fund  December 31, 2013

Schedule of Investmentsa

COMMON EQUITIES: 97.1%

	Shares	Value
CHINA/HONG KONG: 17.5%
Melco Crown Entertainment, Ltd.[b]	93,900	$1,231,572
CSPC Pharmaceutical Group, Ltd.	1,438,000	1,136,669
Shenzhou International Group Holdings, Ltd.	262,000	985,242
Sina Corp.[b]	10,900	918,325
Haitian International Holdings, Ltd.	383,000	865,347
Tencent Holdings, Ltd.	11,900	761,927
CIMC Enric Holdings, Ltd.	400,000	646,585
Sun Art Retail Group, Ltd.	325,000	458,990
Total China/Hong Kong		7,004,657
INDIA: 16.1%
Emami, Ltd.	126,978	973,145
Gruh Finance, Ltd.	232,143	958,709
Info Edge India, Ltd.	124,174	927,365
Lupin, Ltd.	52,465	770,287
Housing Development Finance Corp.	44,499	571,678
Shriram City Union Finance, Ltd.	23,096	397,118
Cipla India, Ltd.	60,053	389,124
Praj Industries, Ltd.	494,063	361,431
VST Industries, Ltd.	11,233	315,643
Castrol India, Ltd.	57,613	292,280
Multi Commodity Exchange of India, Ltd.	32,155	249,032
Jubilant Foodworks, Ltd.[b]	11,592	238,390
Total India		6,444,202
SRI LANKA: 14.7%
Sampath Bank PLC	816,155	1,072,607
John Keells Holdings PLC	556,003	966,204
National Development Bank PLC	776,969	953,391
Commercial Bank of Ceylon PLC	881,324	811,249
Aitken Spence Hotel Holdings PLC	1,184,124	632,800
Cargills Ceylon PLC	354,828	398,775
Ceylinco Insurance Co. PLC	34,935	357,897
Lanka Orix Leasing Co. PLC[b]	573,466	318,300
Ceylon Tobacco Co. PLC	17,034	154,244
Chevron Lubricants Lanka PLC	68,184	139,600
Odel PLC	605,867	97,272
Total Sri Lanka		5,902,339
BANGLADESH: 10.2%
Square Pharmaceuticals, Ltd.	512,070	1,254,049
British American Tobacco Bangladesh Co., Ltd.	52,900	1,090,130
GrameenPhone, Ltd.	163,400	422,675
Apex Adelchi Footwear, Ltd.	74,800	396,898
Islami Bank Bangladesh, Ltd.	731,500	325,192
Bata Shoe Co. Bangladesh, Ltd.	34,500	306,509
Berger Paints Bangladesh, Ltd.	25,150	283,964
Total Bangladesh		4,079,417
	Shares	Value
PHILIPPINES: 8.1%
RFM Corp.	6,968,400	$873,765
Vista Land & Lifescapes, Inc.	6,201,400	727,712
Puregold Price Club, Inc.	808,100	691,635
GT Capital Holdings, Inc.	30,110	524,164
Universal Robina Corp.	170,590	435,774
Total Philippines		3,253,050
VIETNAM: 7.2%
Vinh Hoan Corp.[b]	572,987	638,312
Saigon Securities, Inc.	554,160	472,855
Phu Nhuan Jewelry JSC	270,750	392,745
DHG Pharmaceutical JSC	67,240	363,373
Masan Group Corp.[b]	91,240	356,829
Phuoc Hoa Rubber JSC	187,910	269,016
Dinh Vu Port Investment & Development JSC	107,200	215,975
National Seed JSC	51,750	188,895
Total Vietnam		2,898,000
THAILAND: 4.3%
The Siam Cement Public Co., Ltd.	43,400	529,933
Major Cineplex Group Public Co., Ltd.	981,500	524,491
SNC Former Public Co., Ltd.	809,700	387,596
Beauty Community Public Co., Ltd.	456,000	281,445
Total Thailand		1,723,465
INDONESIA: 4.2%
PT Modern Internasional	7,336,000	464,214
PT Bank Mandiri Persero	701,000	453,695
PT Electronic City Indonesia[b]	1,757,000	401,557
PT Indofood CBP Sukses Makmur	405,500	340,500
Total Indonesia		1,659,966
MALAYSIA: 3.7%
SapuraKencana Petroleum BHD[b]	617,900	924,350
Oldtown BHD	708,500	562,387
Total Malaysia		1,486,737
CAMBODIA: 3.6%
NagaCorp, Ltd.	1,352,000	1,428,145
Total Cambodia		1,428,145
TAIWAN: 3.1%
Ginko International Co., Ltd.	28,000	528,931
ScinoPharm Taiwan, Ltd.	140,400	412,671
King Slide Works Co., Ltd.	28,000	315,668
Total Taiwan		1,257,270
SINGAPORE: 3.0%
Yoma Strategic Holdings, Ltd.	1,072,000	637,109
Petra Foods, Ltd.	218,000	556,250
Total Singapore		1,193,359

44 MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund  December 31, 2013

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
AUSTRALIA: 1.4%
Oil Search, Ltd.	79,306	$574,286
Total Australia		574,286
TOTAL COMMON EQUITIES		38,904,893
(Cost $38,374,415)

WARRANTS: 0.1%

SRI LANKA: 0.1%
John Keells Holdings PLC, expires 11/11/16	24,712	17,854
John Keells Holdings PLC, expires 11/12/15	24,712	15,114
Total Sri Lanka		32,968
TOTAL WARRANTS		32,968
(Cost $0)
TOTAL INVESTMENTS: 97.2%		38,937,861
(Cost $38,374,415c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.8%		1,101,150
NET ASSETS: 100.0%		$40,039,011

a  Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $38,374,415 and net unrealized appreciation consists of:

Gross unrealized appreciation	$4,034,780
Gross unrealized depreciation	(3,471,334)
Net unrealized appreciation	$563,446

BHD  Berhad

JSC  Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 45

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$22.84	$22.81
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.08%	0.91%

Portfolio Statistics

Total # of Positions	58
Net Assets	$1.4 billion
Weighted Average Market Cap	$29.9 billion
Portfolio Turnover	6.29%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

1  Actual 2013 expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Fund

Portfolio Manager Commentary

For the year ending December 31, 2013, the Matthews China Fund rose 6.84% (Investor Class) and 6.97% (Institutional Class), outperforming its benchmark MSCI China Index, which rose 3.96%. For the fourth quarter of the year, the Fund returned 5.44% (Investor Class) and 5.49% (Institutional Class) versus 3.81% for the Index.

The Chinese equity market experienced a volatile 2013. China's economy slowed over the first two quarters of the year mainly due to a weak global economy and less accommodative fiscal and monetary policies. China's policymakers made impressive efforts during the year to rebalance the country's economy and shift its emphasis from top-line growth toward more quality growth. Its equity market started to recover during the second half of the year amid signs that the economy had hit bottom, and the economic growth momentum had returned.

The most important economic event of the year stemmed from the central government's Third Plenum meeting in November. China outlined a blueprint for future growth that involved wide-ranging reform policies. Furthermore, China announced its intention to allow markets to play a more decisive role in allocating resources as well as offer strong government support to the growth of its private sector economy. The Plenum resulted in official plans for many highly anticipated reforms, such as financial sector reform, which could pave the way for further potential liberalization of China's banking sector. China also formally relaxed its long-held stance on its one-child policy. If executed well, we believe these reform measures should have significant, long-term positive impacts on the economy.

During the year, the Fund's IT holdings were the biggest contributors to performance. The sector is a key area of focus for the portfolio as we are attracted to firms that can deliver sustainable future growth. The IT industry experienced accelerated growth in 2013, led by Internet-related and e-commerce firms. During a promotional event in November, for example, Alibaba Group, China's largest e-commerce company, recorded a total of US$5.8 billion in online transactions in a single day. Not only did the private firm break its own one-day sales record, it demonstrated the vast potential in the country's consumer purchasing power. E-commerce is gaining traction in China and is supported by the country's spectacular online usage rate. Among the Fund's top performers for the year were Tencent, a leading online social platform; Sina, an online media provider; and Netease, which provides online game services. We believe that these companies represent some of the best quality names in the Internet-related arena.

Over the past two years, China's overall consumer-related sectors have been under pressure as the country's economy has slowed. Increased competition and overcapacity were also seen in certain areas. While the operating environment for consumer companies only marginally improved in 2013, we have seen select companies do well. The Fund maintained overweight positions in consumer discretionary and consumer staples sectors, both of which generally performed well during the year, especially during the fourth quarter. Home Inn & Hotels Management, China's largest budget hotel operator with a network of over 2,000 hotels, was among the top contributors to Fund performance in the fourth quarter. With solid management and good quality services, the firm has

(continued)

46 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2013

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MCHFX)	5.44%	6.84%	-1.02%	14.89%	12.27%	10.76%	2/19/98
Institutional Class (MICFX)	5.49%	6.97%	-0.85%	n.a.	n.a.	-1.31%	10/29/10
MSCI China Index[3]	3.81%	3.96%	1.52%	12.27%	12.52%	3.69%[4]
Lipper China Region Funds Category Average[5]	6.52%	11.73%	1.35%	15.17%	10.50%	8.65%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 2/28/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Tencent Holdings, Ltd.	Information Technology	3.1%
China Mobile, Ltd.	Telecommunication Services	2.7%
Kingdee International Software Group Co., Ltd.	Information Technology	2.7%
China Longyuan Power Group Corp.	Utilities	2.6%
Mindray Medical International, Ltd.	Health Care	2.6%
Sinopharm Group Co., Ltd.	Health Care	2.6%
Digital China Holdings, Ltd.	Information Technology	2.5%
China Merchants Bank Co., Ltd.	Financials	2.5%
Home Inns & Hotels Management, Inc.	Consumer Discretionary	2.5%
Sina Corp.	Information Technology	2.5%
% OF ASSETS IN TOP TEN		26.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 47

SECTOR ALLOCATION (%)

Financials	20.8
Information Technology	17.9
Consumer Discretionary	16.6
Consumer Staples	11.5
Industrials	10.0
Health Care	6.3
Energy	6.2
Utilities	5.5
Telecommunication Services	5.0
Cash and Other Assets, Less Liabilities	0.2

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	74.5
Mid Cap ($1B–$5B)	19.7
Small Cap (under $1B)	5.6
Cash and Other Assets, Less Liabilities	0.2

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Fund

Portfolio Manager Commentary (continued)

been able to maintain high occupancy levels, offering attractive value to China's increasing number of tourists and business travelers nationwide.

There were, however, some consumer discretionary holdings that detracted from Fund performance during the year. These included Belle, a leading ladies shoe retailer and Golden Eagle, a domestic department store chain. Both companies suffered from weak consumer sentiment as well as rising competition from e-commerce retailers. Although these companies still face a number of challenges, we believe their leading positions and positive long-term growth potential remain unchanged.

During the year, we consolidated our holdings in the consumer discretionary sector. We exited some holdings that did not meet our expectations, including Li & Fung, a global sourcing and distribution company based in Hong Kong. The company's historical growth via acquisitions appears to have slowed and its outlook for growth has become tepid. We also sold Parkson Department Store as we believe the company is losing its competitive edge.

Meanwhile, we increased our holdings in the health care, education and industrial automation areas. During the fourth quarter, we added Airtac International Group, a pneumatics equipment and components manufacturer in Taiwan that derives most of its revenue from China. The company is benefiting from the growing demand for automation in China.

Economic indicators for 2014 in China are still mixed. However, since the middle of 2013, they have generally pointed toward a gradual recovery. We will be monitoring the news regarding the Chinese banks' liquidity. While we share investor concerns over China's bank liquidity issues and the condition of its banking sector overall, we also believe a collapse of the sector is unlikely. We will also monitor the execution and implementation of the ambitious reform measures announced during the Plenum meeting. We understand that achieving significant structural reforms may likely involve a difficult and bumpy path. However, we are encouraged by China's stated determination to carry out the reforms, and believe the measures should ultimately improve the overall quality of China's economy.

48 MATTHEWS ASIA FUNDS

Matthews China Fund  December 31, 2013

Schedule of Investmentsa

COMMON EQUITIES: CHINA/HONG KONG: 99.8%

	Shares	Value
FINANCIALS: 20.8%
Real Estate Management & Development: 7.2%
China Resources Land, Ltd.	11,222,000	$27,919,814
China Vanke Co., Ltd. B Shares	17,814,568	27,814,871
Hang Lung Group, Ltd.	4,680,000	23,674,868
Swire Pacific, Ltd. A Shares	1,821,000	21,396,129
		100,805,682
Commercial Banks: 7.1%
China Merchants Bank Co., Ltd. H Shares	16,462,643	35,206,303
BOC Hong Kong Holdings, Ltd.	6,831,000	21,938,852
China Construction Bank Corp. H Shares	28,813,660	21,815,162
Agricultural Bank of China, Ltd. H Shares	42,763,000	21,094,728
		100,055,045
Insurance: 4.7%
Ping An Insurance Group Co. of China, Ltd. H Shares	3,814,500	34,269,972
China Life Insurance Co., Ltd. H Shares	7,711,000	24,303,494
China Life Insurance Co., Ltd. ADR	162,400	7,673,400
		66,246,866
Diversified Financial Services: 1.8%
Hong Kong Exchanges and Clearing, Ltd.	1,519,300	25,395,609
Total Financials		292,503,202
INFORMATION TECHNOLOGY: 17.9%
Internet Software & Services: 8.4%
Tencent Holdings, Ltd.	687,700	44,031,693
Sina Corp.[b]	415,900	35,039,575
NetEase, Inc. ADR	283,700	22,298,820
Baidu, Inc. ADR[b]	90,800	16,151,504
		117,521,592
Electronic Equipment, Instruments & Components: 2.9%
Digital China Holdings, Ltd.	30,018,000	35,450,181
Hollysys Automation Technologies, Ltd.[b]	264,600	5,008,878
		40,459,059
Software: 2.7%
Kingdee International Software Group Co., Ltd.[b]	123,524,800	37,717,875
Computers & Peripherals: 2.1%
Lenovo Group, Ltd.	23,770,000	28,976,149
Communications Equipment: 1.8%
ZTE Corp. H Shares[b]	12,981,904	25,868,692
Total Information Technology		250,543,367
	Shares	Value
CONSUMER DISCRETIONARY: 16.6%
Hotels, Restaurants & Leisure: 8.0%
Home Inns & Hotels Management, Inc. ADR[b]	804,146	$35,092,931
Sands China, Ltd.	4,196,400	34,390,903
Cafe' de Coral Holdings, Ltd.	9,492,100	30,634,271
Shangri-La Asia, Ltd.	5,953,400	11,624,156
		111,742,261
Automobiles: 1.7%
Dongfeng Motor Group Co., Ltd. H Shares	15,004,000	23,563,449
Media: 1.7%
Television Broadcasts, Ltd.	3,509,600	23,508,673
Textiles, Apparel & Luxury Goods: 1.5%
Li Ning Co., Ltd.[b]	26,922,000	21,305,026
Specialty Retail: 1.4%
Belle International Holdings, Ltd.	17,281,000	20,076,416
Multiline Retail: 1.3%
Golden Eagle Retail Group, Ltd.	13,532,000	17,914,218
Diversified Consumer Services: 1.0%
New Oriental Education & Technology Group, Inc. ADR	462,200	14,559,300
Total Consumer Discretionary		232,669,343
CONSUMER STAPLES: 11.5%
Food Products: 4.3%
China Mengniu Dairy Co., Ltd.	7,299,000	34,714,491
Tingyi (Cayman Islands) Holding Corp.	8,999,000	26,042,673
		60,757,164
Food & Staples Retailing: 3.9%
China Resources Enterprise, Ltd.	7,546,000	25,103,736
Lianhua Supermarket Holdings Co., Ltd. H Shares†	20,198,800	15,641,386
Sun Art Retail Group, Ltd.	9,443,000	13,336,141
		54,081,263
Beverages: 1.7%
Tsingtao Brewery Co., Ltd. H Shares	2,803,000	23,753,630
Personal Products: 1.6%
Hengan International Group Co., Ltd.	1,949,000	23,059,214
Total Consumer Staples		161,651,271
INDUSTRIALS: 10.0%
Transportation Infrastructure: 3.7%
China Merchants Holdings International Co., Ltd.	7,156,581	26,218,575
Yuexiu Transport Infrastructure, Ltd.	48,899,000	25,632,105
		51,850,680

matthewsasia.com | 800.789.ASIA 49

Matthews China Fund  December 31, 2013

Schedule of Investmentsa (continued)

COMMON EQUITIES: CHINA/HONG KONG: (continued)

	Shares	Value
Machinery: 2.8%
CSR Corp., Ltd. H Shares	36,955,000	$30,393,025
Airtac International Group	1,166,000	9,467,747
		39,860,772
Airlines: 1.7%
Air China, Ltd. H Shares	30,993,900	23,208,525
Industrial Conglomerates: 1.6%
NWS Holdings, Ltd.	14,403,914	21,985,204
Construction & Engineering: 0.2%
China State Construction International Holdings, Ltd.	1,850,000	3,325,147
Total Industrials		140,230,328
HEALTH CARE: 6.3%
Health Care Equipment & Supplies: 2.6%
Mindray Medical International, Ltd. ADR	998,168	36,293,388
Health Care Providers & Services: 2.6%
Sinopharm Group Co., Ltd. H Shares	12,602,000	36,255,603
Pharmaceuticals: 1.1%
Sino Biopharmaceutical, Ltd.	19,672,000	15,637,826
Total Health Care		88,186,817
ENERGY: 6.2%
Oil, Gas & Consumable Fuels: 4.4%
Kunlun Energy Co., Ltd.	12,532,000	22,152,194
CNOOC, Ltd.	10,657,000	19,819,652
China Shenhua Energy Co., Ltd. H Shares	6,243,500	19,759,200
		61,731,046
Energy Equipment & Services: 1.8%
China Oilfield Services, Ltd. H Shares	8,160,000	25,417,827
Total Energy		87,148,873
UTILITIES: 5.5%
Independent Power Producers & Energy Traders: 2.6%
China Longyuan Power Group Corp. H Shares	28,680,000	36,987,288
Electric Utilities: 1.7%
Cheung Kong Infrastructure Holdings, Ltd.	3,848,500	24,326,982
Gas Utilities: 1.2%
Hong Kong & China Gas Co., Ltd.	7,082,312	16,260,892
Total Utilities		77,575,162
TELECOMMUNICATION SERVICES: 5.0%
Wireless Telecommunication Services: 2.7%
China Mobile, Ltd.	1,842,083	19,187,738
China Mobile, Ltd. ADR	360,600	18,855,774
		38,043,512
	Shares	Value
Diversified Telecommunication Services: 2.3%
China Communications Services Corp., Ltd. H Shares	51,940,800	$32,208,614
Total Telecommunication Services		70,252,126
TOTAL INVESTMENTS: 99.8%		1,400,760,489
(Cost $1,122,665,390c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.2%		3,226,370
NET ASSETS: 100.0%		$1,403,986,859

a  Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $1,123,309,005 and net unrealized appreciation consists of:

Gross unrealized appreciation	$327,716,362
Gross unrealized depreciation	(50,264,878)
Net unrealized appreciation	$277,451,484

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

See accompanying notes to financial statements.

50 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Sunil Asnani

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$16.28	$16.31
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.13%	0.95%

Portfolio Statistics

Total # of Positions	32
Net Assets	$431.1 million
Weighted Average Market Cap	$6.7 billion
Portfolio Turnover	8.70%[2]

Benchmark

Bombay Stock Exchange 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

1  Actual 2013 expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews India Fund

Portfolio Manager Commentary

For the year ending December 31, 2013, the Matthews India Fund returned –5.90% (Investor Class) and –5.67% (Institutional Class) while its benchmark, the Bombay Stock Exchange 100 Index, returned –4.70%. For the fourth quarter of the year, the Fund returned 10.66% (Investor Class) and 10.83% (Institutional Class) versus 12.16% for the Index.

The bulk of the relative underperformance for the year came during the fourth quarter. Performance was also impacted by the depreciation in the Indian rupee of about 11% against the U.S. dollar, which erased local currency gains made by the portfolio during the year. The rupee is one of the region's more volatile currencies, which reflects persistent inflation issues and India's over-reliance on shorter-term foreign capital inflows. The central bank's recent efforts to attract U.S. dollars through more diversified sources helped add to India's foreign reserves, and may have stemmed the depreciation in the rupee. But, in our view, that is a short-term fix.

The more encouraging and sustainable development has been the pickup in exports in industries such as information technology, health care and textiles. Some foreign corporations have used the currency weakness and lower market valuations as an opportunity to raise their stakes in their Indian subsidiaries, reflecting a continued belief in the longer-term outlook for the economy.

The portfolio's relative underperformance for the year could be attributed in part to the portfolio's lower allocation to technology services industries, which generally reported better-than-expected results as they benefited from macroeconomic factors such as currency weakness and improving business climates in developed markets. Our low allocation to this sector was based on our belief that many leading players in this space are not geared to meet changing client needs, which are moving away from savings driven purely by labor arbitrage and toward expertise-based services.

The portfolio's exposure to the consumer discretionary sector also hurt relative performance. For example, our overweight in Exide Industries versus the benchmark was a drag on performance. A leader in making automotive and industrial batteries, the firm has begun facing rising competition from a formidable opponent in an environment of slowing growth. The retirement last year of its chief executive officer may have also been a distraction, and we are monitoring its progress in dealing with competitive forces, especially in the current environment of a domestic economic slowdown.

Our higher allocation to small- and mid-capitalization companies did not help the portfolio during the year since such companies underperformed versus their larger peers. However, our stock selection amid smaller and mid-cap holdings was positive. AIA Engineering, for example, a firm that makes chrome-based grinding media used in various industries such as cement, utilities and mining, performed well during the year. The company's competitive advantage comes from providing customized and operationally intensive solutions to its clients, who find it hard to switch suppliers without causing disruption to operations. The stock had come under pressure after the company offered discounts in order to build its mining business. However, after AIA Engineering established itself as a credible vendor to mining companies, its financial and market performance

(continued)

matthewsasia.com | 800.789.ASIA 51

PERFORMANCE AS OF DECEMBER 31, 2013

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MINDX)	10.66%	-5.90%	-7.70%	15.50%	8.62%	10/31/05
Institutional Class (MIDNX)	10.83%	-5.67%	-7.52%	n.a.	-7.72%	10/29/10
Bombay Stock Exchange 100 Index[3]	12.16%	-4.70%	-8.21%	13.06%	9.72%[4]
Lipper India Region Funds Category Average[5]	13.66%	-11.08%	-10.95%	11.47%	5.69%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 10/31/05.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Emami, Ltd.	Consumer Staples	6.6%
Kotak Mahindra Bank, Ltd.	Financials	5.3%
ITC, Ltd.	Consumer Staples	5.1%
HDFC Bank, Ltd.	Financials	4.7%
Gujarat Pipavav Port, Ltd.	Industrials	4.5%
Dabur India, Ltd.	Consumer Staples	4.4%
Info Edge India, Ltd.	Information Technology	4.2%
AIA Engineering, Ltd.	Industrials	4.1%
Exide Industries, Ltd.	Consumer Discretionary	4.1%
Sun Pharmaceutical Industries, Ltd.	Health Care	3.9%
% OF ASSETS IN TOP TEN		46.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

52 MATTHEWS ASIA FUNDS

Matthews India Fund

Portfolio Manager Commentary (continued)

improved. Even though the company falls under the industrials sector, its performance has been driven more by stock-specific factors rather than India's investment cycle.

During the year, our exposure to quality private commercial banks, such as Kotak Mahindra Bank, benefited performance. Such private commercial banks have managed their credit costs better than their public sector peers. The sharp divergence in performance between such private and public banks underscores the importance of selecting the right management teams, which can at least partly offset the impact of adverse macroeconomic conditions. Our research suggests that the current credit cycle eventually could prove to be worse than the one that occurred a decade ago. A significant amount of growth for public sector and some private sector banks has come from financing infrastructure projects in cases where not enough hard collateral is available against the loans. In many cases, the only viable path to repay the loan is to make these projects operational and cash generative, which may be challenging unless structural reforms are enforced. Other contributors to relative performance included our limited exposure to metal stocks, which remained weak due to a sharp decline in investment activity.

During the year, we exited far more positions than we added new ones, reflecting our attempt to concentrate the portfolio with the highest conviction names during a challenging business environment. Over the past few years, Indian companies have suffered a sharp compression in their return on equity, narrowing the gap with their peers in other parts of Asia. While some of this compression was inevitable due to a high base and a slowing economy, we believe it also reflects an intensely competitive environment fostered by unusually accommodative capital markets in 2006 to 2007. In the past few quarters, we have seen instances of large conglomerates waking up to the reality of more normal liquidity conditions, and are starting to divest some non-core assets. The weak operating performance has also hurt India's relative valuation with a disproportionate impact on smaller to mid-sized companies.

While 2013 was a period of consolidation for the portfolio, we believe that the sell-off has created many opportunities, particularly within the small-cap universe, and we have already initiated a few new positions. We added Zydus Wellness, a consumer-related firm dominant in India's emerging health and wellness space. Zydus has been attempting to build brands in a few more categories and expand distribution in existing areas such as sugar and butter substitutes. Over time, these categories could become quite big, especially with a growing presence of modern retail that might get some boost from a recently enacted law that allows foreign investments in multi-brand formats.

Politics continues to dominate the narrative surrounding investing in India, particularly given that general elections will be held in 2014. Investors are generally seeking indicators of more decisive leadership and cleaner governance. Unfortunately, reform efforts still have not shown to be part of an institutional process. In an election year, there is additional risk of heightened populist policy measures that might further strain public finances. In our experience, good businesses run by pragmatic managers tend to do well over time, even if they suffer a few setbacks from a challenging macro environment. This is why we find it best to focus on bottom-up stock picking and long-term investing.

SECTOR ALLOCATION (%)

Financials	21.7
Consumer Staples	20.9
Industrials	20.9
Materials	12.4
Consumer Discretionary	10.6
Information Technology	6.5
Health Care	3.9
Utilities	3.2
Liabilities in Excess of Cash and Other Assets	-0.1

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	29.4
Mid Cap ($1B–$5B)	36.3
Small Cap (under $1B)	34.4
Liabilities in Excess of Cash and Other Assets	-0.1

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 53

Matthews India Fund  December 31, 2013

Schedule of Investments

COMMON EQUITIES: 100.1%

	Shares	Value
FINANCIALS: 21.7%
Diversified Financial Services: 8.6%
Kotak Mahindra Bank, Ltd.	1,940,000	$22,840,595
IDFC, Ltd.	7,311,855	12,955,773
Multi Commodity Exchange of India, Ltd.	159,509	1,235,353
		37,031,721
Commercial Banks: 4.7%
HDFC Bank, Ltd.	1,790,165	19,270,574
HDFC Bank, Ltd. ADR	30,922	1,064,954
		20,335,528
Consumer Finance: 3.3%
Shriram City Union Finance, Ltd.	845,000	14,529,137
Real Estate Management & Development: 2.7%
Ascendas India Trust	21,416,000	11,539,982
Thrifts & Mortgage Finance: 2.4%
Housing Development Finance Corp.	800,000	10,277,585
Total Financials		93,713,953
CONSUMER STAPLES: 20.9%
Personal Products: 14.1%
Emami, Ltd.	3,707,801	28,416,184
Dabur India, Ltd.	6,814,430	18,767,087
Bajaj Corp., Ltd.	3,803,615	13,469,919
		60,653,190
Tobacco: 5.1%
ITC, Ltd.	4,260,000	22,166,050
Food Products: 1.7%
Zydus Wellness, Ltd.	838,779	7,397,880
Total Consumer Staples		90,217,120
INDUSTRIALS: 20.9%
Machinery: 9.7%
AIA Engineering, Ltd.	2,306,467	17,838,717
Thermax, Ltd.	1,378,128	15,839,950
Ashok Leyland, Ltd.	29,622,554	8,261,079
		41,939,746
Transportation Infrastructure: 4.5%
Gujarat Pipavav Port, Ltd.[a]	18,880,000	19,290,534
Industrial Conglomerates: 3.4%
MAX India, Ltd.	4,238,102	14,809,890
Road & Rail: 3.3%
Container Corp. of India, Ltd.	1,196,324	14,117,803
Total Industrials		90,157,973
MATERIALS: 12.4%
Chemicals: 8.9%
Supreme Industries, Ltd.	2,095,368	14,398,774
Asian Paints, Ltd.	1,652,000	13,086,735
Castrol India, Ltd.	2,139,063	10,851,798
		38,337,307
	Shares	Value
Construction Materials: 1.8%
Grasim Industries, Ltd.	183,459	$8,051,375
Metals & Mining: 1.7%
NMDC, Ltd.	3,145,923	7,216,983
Total Materials		53,605,665
CONSUMER DISCRETIONARY: 10.6%
Auto Components: 4.1%
Exide Industries, Ltd.	8,823,554	17,560,092
Media: 3.2%
Jagran Prakashan, Ltd.	9,426,091	13,768,447
Household Durables: 1.9%
Symphony, Ltd.	1,173,560	8,054,885
Textiles, Apparel & Luxury Goods: 1.4%
Titan Co., Ltd.	1,648,820	6,117,601
Total Consumer Discretionary		45,501,025
INFORMATION TECHNOLOGY: 6.5%
Internet Software & Services: 4.3%
Info Edge India, Ltd.	2,437,545	18,204,250
IT Services: 2.2%
Mindtree, Ltd.	387,000	9,563,789
Total Information Technology		27,768,039
HEALTH CARE: 3.9%
Pharmaceuticals: 3.9%
Sun Pharmaceutical Industries, Ltd.	1,831,559	16,802,492
Total Health Care		16,802,492
UTILITIES: 3.2%
Gas Utilities: 3.2%
GAIL India, Ltd.	2,509,751	13,888,736
Total Utilities		13,888,736
TOTAL INVESTMENTS: 100.1%		431,655,003
(Cost $424,923,912b)
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.1%)		(560,545)
NET ASSETS: 100.0%		$431,094,458

a  Non-income producing security.

b  Cost for federal income tax purposes is $424,986,010 and net unrealized appreciation consists of:

Gross unrealized appreciation	$87,917,562
Gross unrealized depreciation	(81,248,569)
Net unrealized appreciation	$6,668,993

ADR  American Depositary Receipt

See accompanying notes to financial statements.
54 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Kenichi Amaki

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$16.20	$16.20
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.10%	0.96%

Portfolio Statistics

Total # of Positions	65
Net Assets	$372.7 million
Weighted Average Market Cap	$29.4 billion
Portfolio Turnover	22.72%[2]

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index (TOPIX)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

1  Actual 2013 expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Japan Fund

Portfolio Manager Commentary

For the year ending December 31, 2013, the Matthews Japan Fund returned 34.03% (Investor Class) and 34.27% (Institutional Class) while its benchmark, the MSCI Japan Index, returned 27.35%. For the fourth quarter of the year, the Fund returned 0.28% (Investor Class) and 0.31% (Institutional Class) versus 2.31% for the Index.

2013 was a positive year for Japan investors with the MSCI Japan Index gaining 54.80% in local currency terms, marking its highest annual return since 1986. The Index ended the year at its highs, regaining levels not seen since June 2008. The primary driver of the rally was "Abenomics," the economic policies advocated by Prime Minister Shinzo Abe, supported by the Bank of Japan's accommodative monetary policies and a weakening of the yen, which declined –17.6%.

While Abenomics has no shortage of critics, there are emerging signs that Japan is moving toward its ultimate goal of battling deflation, at least for the time being. Its consumer price index, excluding food and energy, advanced 0.6% year-on-year in November, showing the biggest rise in prices since 1998. As the effects of currency hedging by import companies wear off, we expect prices to increase further over the next several quarters. Meanwhile, job creation has been robust while the unemployment rate remains low and has contributed to an increase in total wages paid. However, growth in average wages per worker remains negative, and given the consumption tax hike in April, wages will eventually need to rise in order to maintain an inflationary environment.

The Fund has not employed an active hedging strategy. In hindsight, we underestimated the sheer impact of the yen's devaluation from a rate of sub-80 yen to the U.S. dollar to 105 yen at the end of 2013. However, given the yen's current levels, we believe the incremental return on a currency hedge is not attractive enough to account for the additional volatility and risk. Though we do expect the yen to continue weakening over the course of the year, we believe the pace should be more gradual and the impact on U.S. dollar returns should be smaller going forward. We believe there is sufficient room to add value through good stock selection and portfolio construction in order to counter the dilutive effects of a weaker currency.

In our investment process we aim to identify Japanese companies with the ability to grow their businesses through various economic cycles. Stock selection is the primary avenue through which we seek to add value. Attribution analysis shows that overall stock selection accounted for all of the outperformance for the year while sector allocation had a slight negative effect.

By sector, our holdings in financials made the largest absolute contribution to returns for the year. ORIX, Japan's largest non-bank financial company, appreciated substantially as valuations re-rated on the back of strong business performance. ORIX was among the Fund's top holdings for both the year and the fourth quarter. In addition, real estate leasing company Hulic also performed well for the year, reflecting improving sentiment toward real estate in Tokyo. Our bank holdings, such as Mitsubishi UFJ Financial Group and Sumitomo Mitsui Financial Group, also contributed positively to returns. We continue to favor the financials sector,

(continued)

matthewsasia.com | 800.789.ASIA 55

PERFORMANCE AS OF DECEMBER 31, 2013

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MJFOX)	0.28%	34.03%	10.24%	12.01%	3.96%	5.53%	12/31/98
Institutional Class (MIJFX)	0.31%	34.27%	10.35%	n.a.	n.a.	13.51%	10/29/10
MSCI Japan Index[3]	2.31%	27.35%	5.80%	7.81%	4.36%	2.94%[4]
Tokyo Stock Price Index[3]	1.99%	26.47%	6.39%	7.68%	4.21%	3.30%[4]
Lipper Japanese Funds Category Average[5]	2.07%	27.90%	6.97%	8.79%	4.40%	4.18%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted montly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definitions.

4  Calculated from 12/31/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
ORIX Corp.	Financials	4.1%
Toyota Motor Corp.	Consumer Discretionary	3.9%
Mitsubishi UFJ Financial Group, Inc.	Financials	3.6%
SoftBank Corp.	Telecommunication Services	3.6%
Honda Motor Co., Ltd.	Consumer Discretionary	3.3%
Sumitomo Mitsui Financial Group, Inc.	Financials	2.4%
FANUC Corp.	Industrials	2.3%
Nabtesco Corp.	Industrials	2.1%
Sysmex Corp.	Health Care	2.1%
Hitachi, Ltd.	Information Technology	2.1%
% OF ASSETS IN TOP TEN		29.5%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

56 MATTHEWS ASIA FUNDS

Matthews Japan Fund

Portfolio Manager Commentary (continued)

and more specifically the banks, given the potential to capitalize on overseas growth opportunities while valuation levels remain attractive.

SoftBank, a telecommunications Internet conglomerate, was the top contributor to performance for the year. Led by its founder Masayoshi Son, the company made headlines with its acquisition of U.S. telecom carrier Sprint. We believe SoftBank has the potential to transform Sprint into a viable competitor against AT&T and Verizon Wireless over the long term. SoftBank also benefited from the rapid growth of Chinese e-commerce company Alibaba Group in which SoftBank holds roughly a 37% stake. We believe the value of this investment could rise even further as Alibaba secures its position as the dominant leader in China's e-commerce industry.

Amongst our small-cap holdings, medical equipment company Asahi Intecc was another top contributor to returns. The firm reorganized its distribution channels in Japan and Europe, which has resulted in increased market share and revenue growth. They recently launched several new products in adjacent categories and we expect sales from these new products to contribute to growth over the next few years.

On the other hand, our holdings in the materials sector performed poorly during the year. Electronic material and components manufacturer Nitto Denko missed consensus earnings estimates due to weaker than expected orders for their specialty films used in displays such as TVs and smartphones. Specialty chemical company Shin-Etsu Chemical also underperformed due to oversupply in silicon wafers and lower prices for its mainstay PVC business. However, we deem these issues to be cyclical in nature and continue to hold our positions.

Our position in data center operator Bit-isle had the largest negative effect on performance over the year. Bit-isle's business has been indirectly affected by a struggling mobile game company that had been one of their main customers. Although it will take some time to make up for this revenue elsewhere, demand for data center capacity itself continues to grow thanks to the increase in Internet data traffic. We believe the stock has been punished excessively and valuations now look quite attractive compared to other Internet-related businesses. Hence, we have been slowly adding to our position.

We are encouraged by the ongoing fundamental improvements in the Japanese economy. The outlook for corporate earnings is strong and domestic loan growth has been accelerating. Additionally, higher U.S. interest rates prompted by the U.S. Federal Reserve's tapering of bond purchases is likely to further weaken the yen. Although we believe Japan's consumption tax hike planned for April should pose significant challenges for growth over the following several quarters, we expect the Bank of Japan to implement further quantitative easing should the economy falter. In such an environment, we believe select Japanese companies could potentially experience more growth in both global and domestic markets. Finding such individual opportunities remains core to our strategy.

SECTOR ALLOCATION (%)

Financials	22.3
Industrials	20.9
Consumer Discretionary	15.8
Information Technology	13.7
Health Care	9.9
Consumer Staples	9.1
Telecommunication Services	3.5
Materials	2.4
Cash and Other Assets, Less Liabilities	2.4

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	55.5
Mid Cap ($1B–$5B)	23.7
Small Cap (under $1B)	18.4
Cash and Other Assets, Less Liabilities	2.4

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 57

Matthews Japan Fund  December 31, 2013

Schedule of Investmentsa

COMMON EQUITIES: JAPAN: 97.6%

	Shares	Value
FINANCIALS: 22.3%
Commercial Banks: 10.2%
Mitsubishi UFJ Financial Group, Inc.	2,013,100	$13,365,770
Sumitomo Mitsui Financial Group, Inc.	174,300	9,064,190
Mizuho Financial Group, Inc.	2,685,000	5,829,220
Seven Bank, Ltd.	1,375,300	5,378,887
Shinsei Bank, Ltd.	1,805,000	4,418,468
		38,056,535
Diversified Financial Services: 5.0%
ORIX Corp.	869,400	15,276,984
Zenkoku Hosho Co., Ltd.	75,800	3,327,282
		18,604,266
Real Estate Management & Development: 3.0%
Mitsui Fudosan Co., Ltd.	197,000	7,105,923
Hulic Co., Ltd.	279,200	4,131,953
		11,237,876
Real Estate Investment Trusts: 2.5%
Global One Real Estate Investment Corp., REIT	762	5,174,293
GLP J-REIT	4,214	4,115,939
		9,290,232
Insurance: 1.6%
Tokio Marine Holdings, Inc.	180,100	6,027,890
Total Financials		83,216,799
INDUSTRIALS: 20.9%
Machinery: 11.2%
FANUC Corp.	46,500	8,520,691
Nabtesco Corp.	344,500	7,950,641
Mitsubishi Heavy Industries, Ltd.	1,116,000	6,912,027
Glory, Ltd.	262,800	6,820,182
Freund Corp.	284,700	4,328,899
Harmonic Drive Systems, Inc.	175,500	4,003,678
Komatsu, Ltd.	163,800	3,363,025
		41,899,143
Building Products: 2.9%
Aica Kogyo Co., Ltd.	321,700	6,362,319
Nihon Flush Co., Ltd.	179,500	4,464,094
		10,826,413
Professional Services: 2.2%
Nihon M&A Center, Inc.	70,100	4,737,254
Benefit One, Inc.	378,900	3,425,310
		8,162,564
Trading Companies & Distributors: 2.2%
ITOCHU Corp.	426,300	5,270,192
Marubeni Corp.	378,000	2,721,250
		7,991,442
	Shares	Value
Electrical Equipment: 1.4%
Nidec Corp.	32,400	$3,191,875
Endo Lighting Corp.	106,800	2,128,012
		5,319,887
Road & Rail: 1.0%
Trancom Co., Ltd.	112,500	3,621,604
Total Industrials		77,821,053
CONSUMER DISCRETIONARY: 15.8%
Automobiles: 8.5%
Toyota Motor Corp.	239,700	14,615,729
Honda Motor Co., Ltd.	302,100	12,469,820
Fuji Heavy Industries, Ltd.	155,000	4,454,539
		31,540,088
Specialty Retail: 2.4%
VT Holdings Co., Ltd.	328,200	5,400,000
Workman Co., Ltd.	101,600	3,632,465
		9,032,465
Diversified Consumer Services: 1.8%
ESCRIT, Inc.	413,700	3,679,387
Success Holdings Co., Ltd.	130,000	2,326,419
JP-Holdings, Inc.	207,000	811,441
		6,817,247
Household Durables: 1.5%
Rinnai Corp.	74,200	5,780,789
Auto Components: 1.3%
Nifco, Inc.	177,800	4,716,088
Internet & Catalog Retail: 0.3%
Oisix, Inc.[b]	23,300	975,321
Total Consumer Discretionary		58,861,998
INFORMATION TECHNOLOGY: 13.7%
Electronic Equipment, Instruments & Components: 7.8%
Hitachi, Ltd.	1,043,000	7,908,185
Yokogawa Electric Corp.	392,800	6,039,224
Keyence Corp.	13,900	5,951,777
Kyocera Corp.	110,600	5,529,068
Murata Manufacturing Co., Ltd.	41,300	3,672,947
		29,101,201
Internet Software & Services: 4.6%
Yahoo! Japan Corp.	1,061,900	5,921,581
Kakaku.com, Inc.	322,500	5,665,169
Macromill, Inc.	736,800	5,460,034
		17,046,784
IT Services: 1.3%
Bit-isle, Inc.	605,900	4,810,378
Total Information Technology		50,958,363

58 MATTHEWS ASIA FUNDS

Matthews Japan Fund  December 31, 2013

Schedule of Investmentsa (continued)

COMMON EQUITIES: JAPAN: (continued)

	Shares	Value
HEALTH CARE: 9.9%
Health Care Equipment & Supplies: 5.0%
Sysmex Corp.	134,300	$7,932,454
Asahi Intecc Co., Ltd.	180,800	6,758,511
Daiken Medical Co., Ltd.	237,300	3,959,507
		18,650,472
Health Care Providers & Services: 2.5%
Message Co., Ltd.	152,700	4,711,418
Ship Healthcare Holdings, Inc.	96,300	3,739,445
N Field Co., Ltd.[b]	10,300	951,657
		9,402,520
Health Care Technology: 1.5%
M3, Inc.	2,152	5,389,397
Pharmaceuticals: 0.9%
Rohto Pharmaceutical Co., Ltd.	225,000	3,433,269
Total Health Care		36,875,658
CONSUMER STAPLES: 9.1%
Food & Staples Retailing: 3.2%
Seven & I Holdings Co., Ltd.	171,900	6,844,444
Cosmos Pharmaceutical Corp.	46,700	5,067,110
		11,911,554
Household Products: 3.0%
Unicharm Corp.	127,900	7,297,784
Pigeon Corp.	77,800	3,773,265
		11,071,049
Beverages: 1.9%
Suntory Beverage & Food, Ltd.	219,100	6,989,753
Food Products: 1.0%
Calbee, Inc.	164,000	3,982,782
Total Consumer Staples		33,955,138
	Shares	Value
TELECOMMUNICATION SERVICES: 3.5%
Wireless Telecommunication Services: 3.5%
SoftBank Corp.	151,300	$13,276,691
Total Telecommunication Services		13,276,691
MATERIALS: 2.4%
Chemicals: 2.4%
Nitto Denko Corp.	106,300	4,494,855
Shin-Etsu Chemical Co., Ltd.	75,600	4,421,790
Total Materials		8,916,645
TOTAL INVESTMENTS: 97.6%		363,882,345
(Cost $315,696,717c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.4%		8,808,283
NET ASSETS: 100.0%		$372,690,628

a  Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $322,006,994 and net unrealized appreciation consists of:

Gross unrealized appreciation	$49,704,000
Gross unrealized depreciation	(7,828,649)
Net unrealized appreciation	$41,875,351

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 59

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

J. Michael Oh, CFA

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$5.95	$5.96
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.13%	0.97%

Portfolio Statistics

Total # of Positions	50
Net Assets	$151.1 million
Weighted Average Market Cap	$33.0 billion
Portfolio Turnover	46.20%[2]

Benchmark

Korea Composite Stock Price Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

1  Actual 2013 expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Korea Fund

Portfolio Manager Commentary

For the year ending December 31, 2013, the Matthews Korea Fund gained 10.11% (Investor Class) and 9.87% (Institutional Class), outperforming its benchmark, the Korea Composite Stock Price Index, which returned 2.90%. For the fourth quarter, the Fund gained 7.07% (Investor Class) and 7.04% (Institutional Class), outperforming its benchmark, which returned 3.51%.

In 2013, the overall Korean market performed in line with other markets in the region, with the exception of Japan. Korea's won did not experience the same severe depreciations against the U.S. dollar that other Asian currencies suffered. The challenges experienced during the first half of the year were mostly due to weak corporate earnings growth, especially among companies within cyclical industries. South Korean markets recovered during the second half of the year as foreign investors favored it over Southeast Asian economies, which saw rising volatility and political risks. Considering South Korea's healthy trade surplus, large foreign reserves, stable domestic political system and relatively stable currency, investors began identifying Korea as a "safe haven" among Asian countries.

In February, a new government was formed under the South Korea's first female president, Park Geun-hye. The transition to her administration has been fairly smooth. The president's economic policy so far has not deviated much from that of Korea's previous president. We continue to expect market-friendly policies and an increasing focus on improving programs related to social security. Park also recently announced a new goal for her administration, targeting 4% GDP growth and medium-term target of US$30,000 GDP per capita.

Domestic consumer sentiment improved during the fourth quarter as Korea's housing market showed some signs of recovery and the government announced policy changes to support its weak housing market. Overall high household debt levels, however, still pose concerns. The rise in household debt was due in part to a trend of higher pricing among Korea's residential rental system. The system requires renters to pay a hefty deposit known as Jeonse, rather than monthly rent for housing, and the cost of Jeonse has been increasing. A continued rise in this trend for rentals could negatively impact consumer sentiment going forward.

During the year, technology giant Samsung Electronics was the largest detractor to Fund performance. The company underperformed the market mainly due to slowing growth in the high-end segment of the smartphone industry, particularly in developed markets. Samsung led mobile phone sales globally over the past two years, but has seen penetration reach saturation. Given these concerns, we reduced our position in Samsung during the year. Although we were underweight in Samsung Electronics compared to the benchmark during the year, the company remains a core holding in the Fund due to its attractive valuations and dominant position in a variety of other business units, such as semiconductors, components and consumer electronics.

During the year, the Fund's stock selection in the consumer discretionary, financials and information technology sectors were the biggest contributors to the Fund's relative performance against the benchmark. The Fund's focus on companies benefiting from increasing disposable income worked well during the year. Our underweight in industrials contributed to relative Fund performance as the sector overall suffered weak earnings

(continued)

60 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2013

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MAKOX)	7.07%	10.11%	8.51%	20.46%	12.20%	6.23%	1/3/95
Institutional Class (MIKOX)	7.04%	9.87%	8.62%	n.a.	n.a.	10.96%	10/29/10
Korea Composite Stock Price Index[3]	3.51%	2.90%	2.89%	18.56%	12.75%	3.57%[4]
Lipper Pacific ex Japan Funds Category Average[5]	3.35%	2.11%	1.04%	16.40%	10.55%	5.38%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 12/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	7.1%
Hyundai Motor Co., Ltd., 2nd Pfd.	Consumer Discretionary	5.4%
Shinhan Financial Group Co., Ltd.	Financials	5.3%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	Financials	4.3%
SK Telecom Co., Ltd.	Telecommunication Services	3.5%
Hyundai Motor Co.	Consumer Discretionary	3.3%
E-Mart Co., Ltd.	Consumer Staples	3.3%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	3.1%
Naver Corp.	Information Technology	2.9%
Hankook Tire Co., Ltd.	Consumer Discretionary	2.8%
% OF ASSETS IN TOP TEN		41.0%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 61

SECTOR ALLOCATION (%)

Consumer Discretionary	32.8
Financials	21.2
Information Technology	13.9
Consumer Staples	12.7
Materials	5.7
Telecommunication Services	3.5
Industrials	3.4
Energy	3.1
Health Care	2.3
Cash and Other Assets, Less Liabilities	1.4

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	66.0
Mid Cap ($1B–$5B)	20.3
Small Cap (under $1B)	12.3
Cash and Other Assets, Less Liabilities	1.4

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Korea Fund

Portfolio Manager Commentary (continued)

growth. We also further trimmed positions in the industrials sector, especially in construction-related industries during the year.

On a company basis, the preferred share classes of Hyundai Motor and Samsung Fire and Marine were among the biggest contributors to Fund performance. In Korea, preferred share classes tend to trade at a large discount to common shares. Preferred shares classes hold the same rights as common shares with the exception of voting rights. Preferred shares also tend to receive a higher dividend payout per share than common shares. As the discount to common shares expanded in last few years, we increased the Fund's exposure to preferred share classes, and that paid off this year as the discounts have narrowed. Preferred shares outperformed common shares. We continued to add new preferred share classes to the portfolio during the year when we identified holdings that offered attractive discounts.

During the year, Naver, a popular Korean search portal, was the top performer. Naver was re-listed after it was demerged from NHN, South Korea's largest Internet company. NHN had decided to separate its search-related business from online gaming business and this spin off became Naver, which performed well due to the success of LINE, a global messaging platform. LINE continued to expand globally with more than 200 million downloads and currently is the dominant messaging platform in Japan. LINE is also gaining traction in some Southeast Asian countries, which should bode well for Naver.

The weakening of Japan's yen was a major market concern during the year. Thus far, it does not appear to have fundamentally impacted Korea's export sector as the country maintains a large trade surplus. However, ongoing weakness in the yen may continue to hamper investor sentiment over Korea's export-oriented companies. While there are clearly some negatives, there are some tangible benefits to Korean exporters especially in the consumer electronics industry. In the global markets, many Japanese companies have reduced much of their consumer electronics businesses and Korean companies often no longer compete directly with Japanese companies. On the flip side, many Korean manufacturers still buy many components from Japanese companies. Hence, a weak yen can benefit some firms in Korea. The auto industry, however, may be more negatively impacted since Japanese automakers are still dominant competitors in several markets. North Korea remains another major risk as its new leadership appears just as unstable as its previous regime and may provoke tensions in the region.

We continue to focus on individual companies that will benefit from disposable income growth in Korea as well as from the region. We are most excited about companies in the media, leisure, health care and beauty and non-banking financials industries. Overall, we maintain a long-term focus and a diversified portfolio with an emphasis on consumer, technology and financials as we believe they hold sustainable, long-term growth drivers.

62 MATTHEWS ASIA FUNDS

Matthews Korea Fund  December 31, 2013

Schedule of Investmentsa

COMMON EQUITIES: SOUTH KOREA: 82.0%

	Shares	Value
CONSUMER DISCRETIONARY: 27.4%
Hotels, Restaurants & Leisure: 7.9%
Shinsegae Food Co., Ltd.	39,361	$3,205,721
Kangwon Land, Inc.	106,200	3,134,787
Hotel Shilla Co., Ltd.	48,246	3,057,163
Modetour Network, Inc.	112,891	2,470,974
		11,868,645
Auto Components: 5.3%
Hankook Tire Co., Ltd.	74,300	4,303,874
Hyundai Mobis	13,310	3,725,147
		8,029,021
Automobiles: 4.8%
Hyundai Motor Co.	22,221	5,014,245
Kia Motors Corp.	43,171	2,311,077
		7,325,322
Media: 3.6%
CJ CGV Co., Ltd.	58,103	2,410,604
Cheil Worldwide, Inc.[b]	60,250	1,581,091
SBS Media Holdings Co., Ltd.	288,090	1,448,129
		5,439,824
Multiline Retail: 3.1%
Hyundai Greenfood Co., Ltd.	154,720	2,478,354
Hyundai Department Store Co., Ltd.	14,204	2,183,426
		4,661,780
Internet & Catalog Retail: 2.7%
Hyundai Home Shopping Network Corp.	22,856	4,055,332
Total Consumer Discretionary		41,379,924
FINANCIALS: 16.8%
Commercial Banks: 7.0%
Shinhan Financial Group Co., Ltd.	177,584	8,014,754
KB Financial Group, Inc.	63,806	2,592,666
		10,607,420
Insurance: 7.0%
Dongbu Insurance Co., Ltd.	70,910	3,798,137
Samsung Fire & Marine Insurance Co., Ltd.	14,465	3,573,313
Hyundai Marine & Fire Insurance Co., Ltd.	103,350	3,200,954
		10,572,404
Capital Markets: 2.4%
Samsung Securities Co., Ltd.	53,243	2,238,000
Kiwoom Securities Co., Ltd.	28,565	1,377,385
		3,615,385
Diversified Financial Services: 0.4%
NICE Information Service Co., Ltd.	222,729	649,220
Total Financials		25,444,429
	Shares	Value
CONSUMER STAPLES: 12.1%
Food Products: 3.5%
Orion Corp.	2,123	$1,921,622
Binggrae Co., Ltd.	18,974	1,757,393
Ottogi Corp.	4,285	1,626,503
		5,305,518
Food & Staples Retailing: 3.3%
E-Mart Co., Ltd.	19,428	4,939,449
Personal Products: 2.2%
Amorepacific Corp.	3,499	3,334,783
Household Products: 2.0%
LG Household & Health Care, Ltd.	5,875	3,071,064
Tobacco: 1.1%
KT&G Corp.	23,206	1,647,651
Total Consumer Staples		18,298,465
INFORMATION TECHNOLOGY: 10.8%
Semiconductors & Semiconductor Equipment: 7.1%
Samsung Electronics Co., Ltd.	8,143	10,666,810
Internet Software & Services: 3.7%
Naver Corp.	6,283	4,352,680
Daum Communications Corp.	16,384	1,312,095
		5,664,775
Total Information Technology		16,331,585
TELECOMMUNICATION SERVICES: 3.5%
Wireless Telecommunication Services: 3.5%
SK Telecom Co., Ltd. ADR	217,400	5,352,388
Total Telecommunication Services		5,352,388
INDUSTRIALS: 3.4%
Professional Services: 1.2%
SaraminHR Co., Ltd.[b]	168,315	1,824,960
Commercial Services & Supplies: 1.2%
KEPCO Plant Service & Engineering Co., Ltd.	33,821	1,766,423
Machinery: 1.0%
Hy-Lok Corp.	59,523	1,518,548
Total Industrials		5,109,931
MATERIALS: 3.4%
Chemicals: 2.9%
LG Chem, Ltd.	9,208	2,632,985
KPX Chemical Co., Ltd.	27,901	1,698,299
		4,331,284
Metals & Mining: 0.5%
POSCO ADR	9,300	725,400
Total Materials		5,056,684

matthewsasia.com | 800.789.ASIA 63

Matthews Korea Fund  December 31, 2013

Schedule of Investmentsa (continued)

COMMON EQUITIES: SOUTH KOREA (continued)

	Shares	Value
HEALTH CARE: 2.3%
Pharmaceuticals: 2.3%
Yuhan Corp.	10,940	$1,952,273
Dong-A ST Co., Ltd.[b]	8,753	830,551
Dong-A Socio Holdings Co., Ltd.	5,169	727,430
Total Health Care		3,510,254
ENERGY: 2.3%
Oil, Gas & Consumable Fuels: 2.3%
SK Innovation Co., Ltd.	13,136	1,775,538
S-Oil Corp.	23,773	1,678,862
Total Energy		3,454,400
TOTAL COMMON EQUITIES		123,938,060
(Cost $70,072,247)

PREFERRED EQUITIES: SOUTH KOREA: 16.6%

CONSUMER DISCRETIONARY: 5.4%
Automobiles: 5.4%
Hyundai Motor Co., Ltd., 2nd Pfd.	65,501	8,154,868
Total Consumer Discretionary		8,154,868
FINANCIALS: 4.4%
Insurance: 4.4%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	48,164	6,543,151
Total Financials		6,543,151
INFORMATION TECHNOLOGY: 3.1%
Semiconductors & Semiconductor Equipment: 3.1%
Samsung Electronics Co., Ltd., Pfd.	4,845	4,684,112
Total Information Technology		4,684,112
	Shares	Value
MATERIALS: 2.3%
Chemicals: 2.3%
LG Chem, Ltd., Pfd.	23,686	$3,445,907
Total Materials		3,445,907
ENERGY: 0.8%
Oil, Gas & Consumable Fuels: 0.8%
S-Oil Corp., Pfd.	24,348	1,222,965
Total Energy		1,222,965
CONSUMER STAPLES: 0.6%
Personal Products: 0.6%
Amorepacific Corp., Pfd.	2,327	934,637
Total Consumer Staples		934,637
TOTAL PREFERRED EQUITIES		24,985,640
(Cost $13,867,290)
TOTAL INVESTMENTS: 98.6%		148,923,700
(Cost $83,939,537c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.4%		2,189,357
NET ASSETS: 100.0%		$151,113,057

a  Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $84,977,642 and net unrealized appreciation consists of:

Gross unrealized appreciation	$65,800,562
Gross unrealized depreciation	(1,854,504)
Net unrealized appreciation	$63,946,058

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to financial statements.

64 MATTHEWS ASIA FUNDS

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Lydia So, CFA

Lead Manager

Kenichi Amaki

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MSMLX	MISMX
CUSIP	577125206	577125867
Inception	9/15/08	4/30/13
NAV	$19.34	$19.33
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.47%	1.25%

Portfolio Statistics

Total # of Positions	74
Net Assets	$452.1 million
Weighted Average Market Cap	$1.1 billion
Portfolio Turnover	37.01%[2]

Benchmark

MSCI AC Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

1  Actual 2013 expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the year ending December 31, 2013, the Matthews Asia Small Companies Fund returned 7.19% (Investor Class) and 7.36% (Institutional Class), nearly in line with its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, which returned 7.16%. For the fourth quarter of the year, the Fund returned 4.54% (Investor and Institutional Class), outperforming the Index, which returned 1.97%.

The Fund's outperformance in the fourth quarter was due in part to good stock selection in the industrials and information technology sectors. Among the top performance contributors during the period was AIA Engineering in India. The company is a major manufacturer of high-chrome grinding media used in cement, mining and thermal power plants. Three years ago the company made efforts to capture more market share in mining industries and these efforts have recently begun to pay off. Overall, it has benefited from economies of scale that have led to higher profitability.

Holdings in China and Taiwan were also meaningful contributors to absolute performance while Southeast Asian equities fell out of favor. The resurgence of political unrest in Thailand toward the end of the year also furthered dampened investor enthusiasm for Southeast Asian markets.

Overall, Asian equities experienced much volatility during the year due to macroeconomic events. These included extreme reaction to U.S. Federal Reserve "tapering" of quantitative easing measures, tightening of banking liquidity in China and weaknesses among capital accounts and currencies in both Indonesia and India.

Despite the Fund's overweight in the Association of Southeast Asian Nations and India—economies that saw pronounced depreciation of their respective currencies against the U.S. dollar during the year—good stock selection enabled the Fund to generate performance that was in line with the benchmark. Key to our stock selection process has been identifying the sustainable growth drivers of individual holdings, considering the importance of their financial strength. We have stated in previous commentaries that the portfolio has always maintained a bias toward high quality growth companies that have the ability to weather tough business cycles and political troubles. In times of market turmoil, companies with sound fundamentals tend to hold up better.

Most of our health care sector holdings generated positive returns during the year due to the defensive nature of their business models as well as their recurring cash flows. St. Shine Optical, a Taiwan-based contact lens maker, was the largest performance contributor in 2013 due to a successful ramp-up in capacity and strong demand for its products. Our industrials sector holdings also benefited performance during the year. Companies specializing in automation solutions for manufacturing processes—a growth area we previously identified—performed well because of strong demand from corporate customers in light of rising wages in many parts of China. By contrast, our holdings in the financials sector, which tend to be more sensitive to economic cycles and rising funding costs, performed poorly during the year as bank and property developer holdings suffered from contractions in valuation multiples.

Throughout the year, we sought to upgrade overall portfolio quality by re-evaluating existing holdings along with prospective investment candidates from a broad perspective of sustainable competitive advantages and

(continued)

matthewsasia.com | 800.789.ASIA 65

PERFORMANCE AS OF DECEMBER 31, 2013

Institutional Class Shares were first offered on April 30, 2013. Performance since that date was 0.13%. Performance for the Institutional Class Shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and the Investor Class may arise due to differences in fees charged to each class.

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MSMLX)	4.54%	7.19%	2.03%	23.92%	17.12%	9/15/08
Institutional Class (MISMX)	4.54%	7.36%	2.09%	23.96%	17.15%	4/30/13
MSCI AC Asia ex Japan Small Cap Index[3]	1.97%	7.16%	-1.19%	20.75%	11.28%[4]
Lipper Pacific ex Japan Funds Category Average[6]	3.35%	2.11%	1.04%	16.40%	10.46%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 9/15/08.

5  Calculated from 9/30/08.

6  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS7

	Sector	Country	% of Net Assets
Towngas China Co., Ltd.	Utilities	China/Hong Kong	3.1%
St. Shine Optical Co., Ltd.	Health Care	Taiwan	2.9%
PChome Online, Inc.	Information Technology	Taiwan	2.7%
Vitasoy International Holdings, Ltd.	Consumer Staples	China/Hong Kong	2.4%
Minth Group, Ltd.	Consumer Discretionary	China/Hong Kong	2.4%
Super Group, Ltd.	Consumer Staples	Singapore	2.3%
Airtac International Group	Industrials	China/Hong Kong	2.1%
Haitian International Holdings, Ltd.	Industrials	China/Hong Kong	2.1%
Lee's Pharmaceutical Holdings, Ltd.	Health Care	China/Hong Kong	2.1%
ARA Asset Management, Ltd.	Financials	Singapore	2.0%
% OF ASSETS IN TOP TEN			24.1%

7  Holdings may combine more than one security from same issuer and related depositary receipts.

66 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

Portfolio Manager Commentary (continued)

valuations relative to growth prospects. During this period, we exited several components companies related to downstream technology industries because of concerns over the deterioration of their pricing power, and hence, diminishing returns on equity. We re-deployed some funds to our position in Pacific Online, a Chinese Internet portal which benefits from high margins and the attractive long-term structural growth trend of Internet advertising spending in China. There were several holdings in companies trading at valuations we deemed excessive relative to their growth prospects, especially in markets in which investors tend to pay up for quality growth stocks. Toward the second half of the year, we exited Nippon Indosari, a bakery producer in Indonesia and GlaxoSmithKline Consumer Healthcare, an Indian packaged food manufacturer, due to valuation considerations. Instead, we added to existing holdings within the consumer staples sector.

Asia is a diverse place in which various countries are facing many different headwinds at a macroeconomic level. However, there are several structural issues that are not new such as supply-side bottlenecks in Indonesia and India and the need for China to rebalance its economy. It will take time and political willingness for changes to take hold. Rather than focus on challenges that are beyond one's control, we prefer to focus on uncovering entrepreneurial companies that can control their own growth path at the micro level.

Going forward, Asia's economic growth rates might moderate and political uncertainties could intensify. However, moderation of growth in itself is not necessarily entirely negative if countries choose to focus on quality of growth and not merely the pace of growth, which should be more constructive over the long run. During the year, we were pleased to witness multiple successful initial public offerings in Asia, a testament to our belief that our investment universe will continue to expand. We believe factors such as rising household income and entrepreneurship, which are conducive to the growth of Asia's small companies, remain intact. Ultimately, companies with good corporate governance that can demonstrate the ability to carry out sensible and repeatable growth strategies and allocate capital prudently should prevail and emerge as leaders. We believe that the Asia small-cap universe remains a fertile hunting ground for bottom-up, long-term investors.

Investing in small- and mid-size companies is more risky and volatile than investing in large companies as they may be more volatile and less liquid than larger companies.

COUNTRY ALLOCATION (%)8

China/Hong Kong	26.5
India	15.2
Taiwan	12.1
Indonesia	8.6
Singapore	7.5
Malaysia	7.4
Thailand	7.0
South Korea	6.4
Philippines	5.2
Cash and Other Assets, Less Liabilities	4.1

SECTOR ALLOCATION (%)

Industrials	17.5
Financials	16.9
Consumer Staples	16.7
Consumer Discretionary	15.8
Health Care	13.2
Information Technology	8.2
Materials	3.8
Utilities	3.1
Telecommunication Services	0.7
Cash and Other Assets, Less Liabilities	4.1

MARKET CAP EXPOSURE (%)9,10

Large Cap (over $5B)	0.0
Mid Cap ($1B–$5B)	52.0
Small Cap (under $1B)	43.9
Cash and Other Assets, Less Liabilities	4.1

8  Not all countries where the Fund may invest are included in the benchmark index.

9  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

10  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund's primary benchmark, the MSCI All Country Asia ex Japan Small Cap Index. The Portfolio's market cap exposure breakdown presented is used for comparison purposes and the definition of the capitalization breakdown is from MSCI.

matthewsasia.com | 800.789.ASIA 67

Matthews Asia Small Companies Fund  December 31, 2013

Schedule of Investmentsa

COMMON EQUITIES: 95.9%

	Shares	Value
CHINA/HONG KONG: 26.5%
Towngas China Co., Ltd.	12,243,000	$14,214,934
Vitasoy International Holdings, Ltd.	6,976,000	10,756,307
Minth Group, Ltd.	5,118,000	10,650,028
Airtac International Group	1,182,520	9,601,887
Haitian International Holdings, Ltd.	4,202,000	9,493,963
Lee's Pharmaceutical Holdings, Ltd.	9,855,000	9,354,879
Pacific Online, Ltd.	18,638,000	8,951,112
Sunny Optical Technology Group Co., Ltd.	7,770,000	7,577,758
Xingda International Holdings, Ltd. H Shares	12,560,000	7,515,763
Stelux Holdings International, Ltd.	21,083,000	7,356,116
Yip's Chemical Holdings, Ltd.	6,898,000	5,959,120
Convenience Retail Asia, Ltd.	7,726,000	5,599,489
Trinity, Ltd.	12,636,000	4,245,647
KWG Property Holding, Ltd.	7,592,000	4,221,755
Fairwood Holdings, Ltd.	1,158,500	2,375,017
Lifetech Scientific Corp.[b]	1,710,000	1,323,137
ASR Holdings, Ltd.	4,230,000	782,324
Autohome, Inc. ADR[b]	1,200	43,908
Integrated Waste Solutions Group Holdings, Ltd.[b,c]	24,622,000	514
Total China/Hong Kong		120,023,658
INDIA: 15.2%
Ipca Laboratories, Ltd.	734,595	8,602,439
Mindtree, Ltd.	333,492	8,241,466
Page Industries, Ltd.	95,185	7,959,808
Emami, Ltd.	1,035,478	7,935,791
Gujarat Pipavav Port, Ltd.[b]	6,891,949	7,041,810
Gruh Finance, Ltd.	1,704,502	7,039,286
Supreme Industries, Ltd.	976,162	6,707,908
AIA Engineering, Ltd.	849,415	6,569,560
Berger Paints India, Ltd.	1,218,565	4,420,758
CRISIL, Ltd.	217,039	4,213,585
Total India		68,732,411
TAIWAN: 12.1%
St. Shine Optical Co., Ltd.	466,492	13,320,070
PChome Online, Inc.	1,532,642	12,290,551
Sinmag Equipment Corp.	1,690,032	8,931,167
Pacific Hospital Supply Co., Ltd.	2,470,670	8,223,546
Yungtay Engineering Co., Ltd.	2,645,000	7,587,951
Sporton International, Inc.	946,000	4,364,420
Total Taiwan		54,717,705
	Shares	Value
INDONESIA: 8.6%
PT Bank Tabungan Pensiunan Nasional[b]	18,784,500	$6,644,164
PT AKR Corporindo	14,052,500	5,063,505
PT Selamat Sempurna	16,730,500	4,746,448
PT Arwana Citramulia	59,239,500	3,991,487
PT Astra Otoparts	13,214,125	3,969,625
PT Wismilak Inti Makmur	67,974,000	3,748,858
PT Modern Internasional	59,089,000	3,739,085
PT Sumber Alfaria Trijaya	88,890,000	3,286,812
PT Sarana Menara Nusantara[b]	13,122,500	2,955,205
PT Ultrajaya Milk Industry & Trading Co.[b]	2,205,500	816,847
Total Indonesia		38,962,036
SINGAPORE: 7.5%
Super Group, Ltd.	3,460,000	10,418,796
ARA Asset Management, Ltd.	6,079,000	8,959,895
Petra Foods, Ltd.	3,072,000	7,838,536
Raffles Medical Group, Ltd.	2,621,000	6,459,297
Total Singapore		33,676,524
MALAYSIA: 7.4%
Alliance Financial Group BHD	5,687,800	8,265,586
Dialog Group BHD	6,995,205	7,645,500
LPI Capital BHD	1,125,600	5,993,120
KPJ Healthcare BHD	4,677,600	5,540,860
Oldtown BHD	6,240,100	4,953,216
Apex Healthcare BHD	763,600	1,049,061
Total Malaysia		33,447,343
THAILAND: 7.0%
Bangkok Chain Hospital Public Co., Ltd.	30,234,675	5,562,625
Supalai Public Co., Ltd.	11,327,100	5,056,458
Aeon Thana Sinsap Thailand Public Co., Ltd.	1,460,500	4,187,412
Tisco Financial Group Public Co., Ltd.	3,332,010	3,922,864
Siam Global House Public Co., Ltd.	7,851,700	3,795,734
Oishi Group Public Co., Ltd.	1,352,900	3,571,609
SNC Former Public Co., Ltd.	5,359,600	2,565,593
PTG Energy Public Co., Ltd.	21,610,400	2,454,817
Aeon Thana Sinsap Thailand Public Co., Ltd. NVDR	115,900	332,298
Total Thailand		31,449,410
SOUTH KOREA: 6.4%
Pyeong Hwa Automotive Co., Ltd.	356,616	7,303,762
Binggrae Co., Ltd.	71,938	6,662,977
Cheil Worldwide, Inc.[b]	214,255	5,622,518
SaraminHR Co., Ltd.[b]	518,098	5,617,491
Kiwoom Securities Co., Ltd.	76,834	3,704,883
Total South Korea		28,911,631

68 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund  December 31, 2013

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
PHILIPPINES: 5.2%
Security Bank Corp.	3,114,476	$8,133,159
RFM Corp.	52,160,200	6,540,350
Vista Land & Lifescapes, Inc.	49,465,300	5,804,578
Philippine Seven Corp.	1,454,751	3,209,517
Total Philippines		23,687,604
TOTAL COMMON EQUITIES		433,608,322
(Cost $378,060,152)

RIGHTS: 0.0%

MALAYSIA: 0.0%
KPJ Healthcare BHD, expires 01/13/14	207,893	130,747
Total Malaysia		130,747
TOTAL RIGHTS		130,747
(Cost $0)
TOTAL INVESTMENTS: 95.9%		433,739,069
(Cost $378,060,152d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.1%		18,381,356
NET ASSETS: 100.0%		$452,120,425

a  Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $378,064,422 and net unrealized appreciation consists of:

Gross unrealized appreciation	$94,646,710
Gross unrealized depreciation	(38,972,063)
Net unrealized appreciation	$55,674,647

ADR  American Depositary Receipt

BHD  Berhad

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 69

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

Investor Class
Ticker	MCSMX
CUSIP	577125404
Inception	5/31/11
NAV	$9.89
Initial Investment	$2,500
Gross Expense Ratio[1]	2.04%
After Fee Waiver and Reimbursement[2]	2.00%

Portfolio Statistics

Total # of Positions	53
Net Assets	$26.7 million
Weighted Average Market Cap	$1.8 billion
Portfolio Turnover	10.28%[3]

Benchmark

MSCI China Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China. China includes its administrative and other districts, such as Hong Kong.

1  Actual 2013 expense ratio.

2  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2014 to the extent needed to limit total annual operating expenses to 2.00%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waivers and expense reimbursements may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

3  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Small Companies Fund

Portfolio Manager Commentary

For the year ending December 31, 2013, the Matthews China Small Companies Fund returned 28.85%, outperforming its benchmark, the MSCI China Small Cap Index, which returned 18.68%. For the fourth quarter of the year, the Fund returned 9.15% versus 7.83% for the Index.

Over the course of 2013, China achieved relatively stable economic growth with benign inflation. While the markets experienced significant volatility, China's smaller companies generally fared well and rallied strongly toward the end of the year.

During both the fourth quarter and the year overall, one of the most important events was an ambitious reform package passed by the Communist Party's Third Plenum meeting in November. The package outlined a blueprint for the country's future growth, highlighting the government's new focus on developing a more market-oriented economy, and markets responded positively on the news.

The Fund's outperformance against its benchmark during both the fourth quarter and the annual period was due primarily to good selection amid growth-oriented companies. Such companies delivered strong operating results despite some macroeconomic headwinds. Health care companies, in particular, were among the major contributors to both the Fund's relative and absolute performance. Our holdings in the consumer discretionary sector also contributed significantly to the Fund's outperformance.

China's service industry has shown strong growth as household income continues to rise. During the year, TAL Education Group, a leading education service provider for K-12 students in China, was among the top contributors to performance. The company has been able to expand its education facilities while maintaining its margins and profitability. We believe TAL Education will continue to be a long-term beneficiary of a trend in rising spending in education.

China's health care sector was another area in which we have seen strong growth. Medical research outsourcing company Wuxi PharmaTech and pharmaceutical company Sino Biopharmaceutical were two of the top contributors to Fund performance during the year. Wuxi PharmaTech delivered solid operating results, given its strong execution capability and growing demand in medicinal chemistry and biotech research. Sino Biopharmaceutical has differentiated itself among peers due in part to its strong in-house research and development capability, which has been driving its growth. We believe both companies are well-positioned for a secular trend of growing medical spending and health care demand.

Urban gas distributor Towngas China rebounded strongly during the fourth quarter and was another major contributor to Fund performance. Investor sentiment over the utilities sector turned positive after recent government reform measures for natural gas pricing seemed to have limited impact on industry growth. We continue to believe that long-term growth prospects for natural gas usage remain attractive, especially in light of the government's plan to tackle its notorious air pollution.

During the year, the financials sector performed poorly as investors became increasingly concerned about the sustainability of rising property prices and associated regulatory risks. Within financials, real estate developer China Overseas Grand Oceans was the largest detractor to Fund

(continued)

70 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2013

			Average Annual Total Returns
	3 Months	1 Year	Inception 5/31/11
Investor Class (MCSMX)	9.15%	28.85%	0.15%
MSCI China Small Cap Index[4]	7.83%	18.68%	-2.01%
Lipper China Region Funds Category Average[5]	6.52%	11.73%	0.58%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Towngas China Co., Ltd.	Utilities	5.6%
Chailease Holding Co., Ltd.	Financials	3.9%
Sino Biopharmaceutical, Ltd.	Health Care	3.9%
Minth Group, Ltd.	Consumer Discretionary	3.5%
Ginko International Co., Ltd.	Health Care	3.5%
Franshion Properties China, Ltd.	Financials	3.4%
TAL Education Group	Consumer Discretionary	3.3%
Yungtay Engineering Co., Ltd.	Industrials	3.3%
Airtac International Group	Industrials	2.8%
China Overseas Grand Oceans Group, Ltd.	Financials	2.8%
% OF ASSETS IN TOP TEN		36.0%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 71

COUNTRY ALLOCATION (%)

China/Hong Kong	80.3
Taiwan	15.7
Cash and Other Assets, Less Liabilities	4.0

SECTOR ALLOCATION (%)

Consumer Discretionary	21.3
Industrials	21.0
Health Care	19.2
Financials	13.2
Information Technology	9.0
Utilities	5.6
Materials	3.8
Energy	2.1
Consumer Staples	0.8
Cash and Other Assets, Less Liabilities	4.0

MARKET CAP EXPOSURE (%)7,8

Large Cap (over $5B)	0.9
Mid Cap ($1B–$5B)	73.7
Small Cap (under $1B)	21.4
Cash and Other Assets, Less Liabilities	4.0

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund's primary benchmark, the MSCI China Small Cap Index. The Portfolio's market cap exposure breakdown presented is used for comparison purposes and the definition of the capitalization breakdown is from MSCI.

Matthews China Small Companies Fund

Portfolio Manager Commentary (continued)

performance during both the fourth quarter and for the year. The company suffered from a heavy sell-off as its projects tend to be mostly in smaller cities, where demand has been subdued compared to China's major urban centers. However, we continue to hold this company because we believe such smaller cities will ultimately benefit from China's ongoing urbanization. With its strong execution and solid national brand, China Overseas Grand Oceans should have tremendous growth opportunities in this fragmented industry.

The Fund remained overweight in the health care sector as we believe the sector offers more long-term growth opportunities. In addition, we favor consumer discretionary holdings, and companies that may benefit from the secular growth of industrial automation and e-commerce. During the quarter, we participated in the initial public offering of Qunar, an online Chinese search platform for travel-related services. China's travel industry has experienced robust growth in recent years, driven by rising household income, favorable government policies and better infrastructure. As a leading information aggregator and facilitator, we believe Qunar is uniquely positioned to benefit from the country's fast-growing online travel booking business.

Looking forward, China's new administration appears committed to reducing government intervention in the economy. As China continues to take on more economic reform and deregulate state-dominated sectors, non-state-owned enterprises should encounter many growth opportunities, and we expect smaller companies, in particular, may be among the chief beneficiaries of this long-term process. China's GDP growth is likely to maintain a moderate yet steady pace going into 2014, and we will continue to look for small companies with sustainable business models, strong competitive positions and quality management teams.

Investing in small- and mid-size companies is more risky and volatile than investing in large companies as they may be more volatile and less liquid than larger companies.

72 MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund  December 31, 2013

Schedule of Investmentsa

COMMON EQUITIES: 96.0%

	Shares	Value
CONSUMER DISCRETIONARY: 21.3%
Hotels, Restaurants & Leisure: 5.1%
Tao Heung Holdings, Ltd.	514,000	$382,356
China Lodging Group, Ltd. ADS[b]	12,100	368,566
Gourmet Master Co., Ltd.	50,970	344,606
Home Inns & Hotels Management, Inc. ADR[b]	6,100	266,204
		1,361,732
Auto Components: 4.4%
Minth Group, Ltd.	452,000	940,565
Xingda International Holdings, Ltd. H Shares	376,000	224,994
		1,165,559
Diversified Consumer Services: 3.4%
TAL Education Group ADR[b]	40,600	892,794
Leisure Equipment & Products: 2.6%
Goodbaby International Holdings, Ltd.	1,257,000	698,754
Multiline Retail: 2.6%
Springland International Holdings, Ltd.	1,334,000	686,414
Media: 1.5%
Television Broadcasts, Ltd.	61,300	410,611
Specialty Retail: 0.9%
Hengdeli Holdings, Ltd.	1,025,200	242,273
Textiles, Apparel & Luxury Goods: 0.7%
ANTA Sports Products, Ltd.	149,000	184,875
Internet & Catalog Retail: 0.1%
Qunar Cayman Islands, Ltd. ADR[b]	1,465	38,866
Total Consumer Discretionary		5,681,878
INDUSTRIALS: 21.0%
Machinery: 8.9%
Yungtay Engineering Co., Ltd.	307,000	880,719
Airtac International Group	93,010	755,227
Haitian International Holdings, Ltd.	214,000	483,510
CIMC Enric Holdings, Ltd.	86,000	139,016
Sany Heavy Equipment International Holdings Co., Ltd.	346,000	108,818
		2,367,290
Electrical Equipment: 3.3%
Hangzhou Steam Turbine Co., Ltd. B Shares	325,667	463,940
Zhuzhou CSR Times Electric Co., Ltd. H Shares	72,000	259,694
Boer Power Holdings, Ltd.	174,000	160,154
		883,788
Professional Services: 3.2%
51job, Inc. ADR[b]	8,155	635,275
Sporton International, Inc.	45,000	207,610
		842,885
Air Freight & Logistics: 1.9%
Shenzhen Chiwan Petroleum B Shares	250,483	515,168
Transportation Infrastructure: 1.9%
Yuexiu Transport Infrastructure, Ltd.	968,000	507,411
	Shares	Value
Marine: 1.8%
SITC International Holdings Co., Ltd.	1,099,000	$484,389
Total Industrials		5,600,931
HEALTH CARE: 19.2%
Pharmaceuticals: 10.0%
Sino Biopharmaceutical, Ltd.	1,296,000	1,030,227
CSPC Pharmaceutical Group, Ltd.	910,000	719,310
Lee's Pharmaceutical Holdings, Ltd.	755,000	716,685
Tianjin ZhongXin Pharmaceutical Group Corp., Ltd. S Shares	178,000	192,240
		2,658,462
Health Care Equipment & Supplies: 6.4%
Ginko International Co., Ltd.	49,000	925,630
St. Shine Optical Co., Ltd.	17,000	485,413
Pacific Hospital Supply Co., Ltd.	90,000	299,562
		1,710,605
Life Sciences Tools & Services: 2.8%
WuXi PharmaTech Cayman, Inc. ADR[b]	19,200	736,896
Total Health Care		5,105,963
FINANCIALS: 13.2%
Real Estate Management & Development: 9.3%
Franshion Properties China, Ltd.	2,630,000	918,597
China Overseas Grand Oceans Group, Ltd.	783,750	749,679
K Wah International Holdings, Ltd.	688,000	418,331
KWG Property Holding, Ltd.	724,000	402,601
		2,489,208
Diversified Financial Services: 3.9%
Chailease Holding Co., Ltd.	394,900	1,038,810
Total Financials		3,528,018
INFORMATION TECHNOLOGY: 9.0%
Electronic Equipment, Instruments & Components: 5.8%
Sunny Optical Technology Group Co., Ltd.	625,000	609,536
PAX Global Technology, Ltd.[b]	1,250,000	503,984
Digital China Holdings, Ltd.	215,000	253,907
Truly International Holdings, Ltd.	336,000	180,951
China High Precision Automation Group, Ltd.[b,c]	195,000	7,544
		1,555,922
Internet Software & Services: 3.2%
21Vianet Group, Inc. ADR[b]	23,600	555,072
Sina Corp.[b]	2,900	244,325
Autohome, Inc. ADR[b]	1,200	43,908
		843,305
Total Information Technology		2,399,227
UTILITIES: 5.6%
Gas Utilities: 5.6%
Towngas China Co., Ltd.	1,282,000	1,488,487
Total Utilities		1,488,487

matthewsasia.com | 800.789.ASIA 73

Matthews China Small Companies Fund  December 31, 2013

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
MATERIALS: 3.8%
Containers & Packaging: 2.4%
Greatview Aseptic Packaging Co., Ltd.	1,109,000	$655,578
Chemicals: 1.4%
Yip's Chemical Holdings, Ltd.	422,000	364,562
Total Materials		1,020,140
ENERGY: 2.1%
Energy Equipment & Services: 1.6%
Hilong Holding, Ltd.	508,000	436,335
Oil, Gas & Consumable Fuels: 0.5%
Sinopec Kantons Holdings, Ltd.	112,000	124,492
Total Energy		560,827
CONSUMER STAPLES: 0.8%
Food Products: 0.8%
Shenguan Holdings Group, Ltd.	498,000	222,498
Total Consumer Staples		222,498
TOTAL INVESTMENTS: 96.0%		25,607,969
(Cost $20,296,743d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.0%		1,066,248
NET ASSETS: 100.0%		$26,674,217

a  Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $20,610,502 and net unrealized appreciation consists of:

Gross unrealized appreciation	$5,745,209
Gross unrealized depreciation	(747,742)
Net unrealized appreciation	$4,997,467

ADR  American Depositary Receipt

ADS  American Depositary Share

See accompanying notes to financial statements.

74 MATTHEWS ASIA FUNDS

ASIA SPECIALTY STRATEGY

PORTFOLIO MANAGERS

J. Michael Oh, CFA

Lead Manager

Lydia So, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MATFX	MITEX
CUSIP	577130883	577125859
Inception	12/27/99	4/30/13
NAV	$12.59	$12.58
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	1.00%

Portfolio Statistics

Total # of Positions	46
Net Assets	$161.0 million
Weighted Average Market Cap	$39.2 billion
Portfolio Turnover	62.04%[2]

Benchmark

MSCI AC Asia Index*

MSCI AC Asia IT and Telecom Services Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in science- and technology-related industries and services. Asia consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

1  Actual 2013 expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

*  Effective April 30, 2013, the Fund's primary benchmark became the MSCI AC Asia Index. The MSCI AC Asia Index was determined to be a more appropriate index for comparison purposes.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary

For the year ending December 31, 2013, the Matthews Asia Science and Technology Fund gained 35.61% (Investor Class) and 35.75% (Institutional Class), outperforming its primary benchmark, the MSCI All Country Asia Index and its secondary benchmark, the MSCI All Country Asia IT and Telecom Services Index, which returned 13.66% and 19.08%, respectively. For the fourth quarter of the year, the Fund gained 11.88% (Investor Class) and 11.90% (Institutional Class), outperforming its primary and secondary benchmarks, which returned 2.88% and 7.10%, respectively.

Asia's science and technology sectors performed strongly in 2013 as they seemed to hit an inflection point in terms of growth drivers. In the past, the main growth drivers were fairly cyclical in nature—stemming from hardware production and other manufacturing-based industries. Now growth drivers to science and tech fields in Asia appear to be shifting to more sustainable, domestic service-oriented industries.

The region's burgeoning Internet industry is among these recent growth drivers. Asia already has the world's largest collective number of Internet users and the potential for penetration growth remains strong. China alone now has more than 600 million Internet users and more than 400 million who access the Web via mobile devices. Not surprisingly, there have been several recent initial public offerings for Chinese IT-related companies in the U.S. as entrepreneurship activity in this space has increased. The Fund added a few new Chinese Internet companies during the year through IPOs but did not build full positions in these due to the sector's high valuations.

As incomes rise in Asia, consumers are expected to seek better health care, higher quality drugs and higher quality hospitals and services. Such secular trends should lay a firm foundation for Asia's science and technology sector. In fact, the Fund's biggest contributors to performance during the year were the companies that benefited from these trends.

China's popular web services firm Baidu was the largest contributor to Fund performance for the year. The company did well, particularly in the second half of the year, on the back of strong growth in China's Internet industry and as concerns over China's regulatory environment eased. The Fund added to its position in Baidu when the share price corrected sharply during the first half of the year.

Wuxi Pharmatech also performed well during the year. Based in Shanghai, the firm provides pharmaceutical and biotechnology research and development services. The demand for such services is rising in China as local companies focus more on research and development of new original drugs, and Wuxi Pharmatech has benefited from this trend.

Asia's e-commerce market is also growing quickly. E-commerce in China is gaining fast popularity over traditional brick-and-mortar modern retailing in second- and third-tier cities. In fact, China has become one of the world's biggest e-commerce markets. It now holds the distinction of being the second largest e-commerce market behind the U.S. in terms of transaction value. In addition, overall Internet penetration remains low in many more developing areas of the region, particularly India, Indonesia, Vietnam and Thailand. As more people in the region become connected

(continued)

matthewsasia.com | 800.789.ASIA 75

PERFORMANCE AS OF DECEMBER 31, 2013

Institutional Class Shares were first offered on April 30, 2013. Performance since that date was 24.99%. Performance for the Institutional Class Shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and the Investor Class may arise due to differences in fees charged to each class.

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MATFX)	11.88%	35.61%	8.59%	21.92%	10.14%	2.11%	12/27/99
Institutional Class (MITEX)	11.90%	35.75%	8.62%	21.95%	10.15%	2.12%	4/30/13
MSCI AC Asia Index[3]	2.88%	13.66%	3.58%	11.55%	6.81%	1.97%[4]
MSCI AC Asia IT and Telecom Services Index[3]	7.10%	19.08%	6.35%	14.90%	6.71%	-2.11%[4]
Lipper Global Science and Technology Funds Category Average[5]	9.77%	33.58%	11.34%	21.28%	9.35%	0.77%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 12/31/99.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
Baidu, Inc.	Information Technology	China/Hong Kong	9.3%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	4.6%
SoftBank Corp.	Telecommunication Services	Japan	4.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.4%
WuXi PharmaTech Cayman, Inc.	Health Care	China/Hong Kong	3.2%
Delta Electronics, Inc.	Information Technology	Taiwan	3.0%
Naver Corp.	Information Technology	South Korea	2.9%
MediaTek, Inc.	Information Technology	Taiwan	2.9%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	2.8%
Airtac International Group	Industrials	China/Hong Kong	2.8%
% OF ASSETS IN TOP TEN			39.4%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

76 MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary (continued)

online, we expect the industry to continue to evolve and attract a growing swath of Asian consumers.

On a country basis, China and Japan benefited Fund performance the most during the year. Japanese companies have performed very well on the back of Japan's weakening yen and "Abenomics," the economic policies advocated by Prime Minister Shinzo Abe. We are focusing on Japanese companies that are strong in providing automation services in Asia as well as companies with strong niche technology in the medical devices sector.

Demand for higher productivity growth in Asia is another factor that should benefit the region's technology industries. Over the past decade, physical labor and capital inputs have been major sources for GDP growth in Asia. However, over the next 10 years, we believe that better automation should play a larger role in Asia's development. Currently, the level of automation in China is comparable to Japan in the 1980s. Not long ago, a manager I spoke with in China told me that it was far cheaper to hire additional workers to increase production volume since the payback period of installing a robot to replace labor was more than 10 years. But now, with strong wage inflation over the last few years, the payback period has lessened to about five years, meaning that it may make more economic sense to start replacing human labor with computerized labor.

During the year, technology giant Samsung Electronics was the largest detractor to Fund performance. The company underperformed the market mainly due to slowing growth in the high-end segment of the smartphone industry, especially in developed markets. Samsung had led mobile phone sales globally for two years but as it has seen penetration reach saturation. The company remains a core holding in the Fund, however, due to its attractive valuations and dominant position in a variety of other business units, such as semiconductors, components and consumer electronics. The Fund continues to underweight hardware and semiconductor industries in favor of more domestically oriented companies that may face fewer negative impacts from macroeconomic cycles.

Looking forward, we expect the strong growth of mobile devices, such as low- and mid-end smartphones, to continue in Asia. We expect local mobile device makers and Internet companies to be the biggest beneficiaries of this trend. Fundamentals for most Internet companies remain strong, but we have become a bit cautious over valuations preventing us from taking a full position in some newer companies. The demand for health care products and services should remain healthy as the overall health care standards improve in Asia.

We believe the future growth drivers of Asia's science and technology industry are becoming more domestic and sustainable in nature. We will continue to further emphasize industries that focus on domestic services, such as Internet, health care and industrial services over Asia's hardware manufacturing based industries.

COUNTRY ALLOCATION (%)7

China/Hong Kong	35.1
Japan	22.3
South Korea	15.3
Taiwan	13.4
India	7.4
United States	2.6
Indonesia	1.0
Cash and Other Assets, Less Liabilities	2.9

SECTOR ALLOCATION (%)

Information Technology	54.8
Industrials	12.3
Health Care	11.4
Telecommunication Services	10.1
Consumer Discretionary	5.3
Financials	1.9
Consumer Staples	1.3
Cash and Other Assets, Less Liabilities	2.9

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	53.8
Mid Cap ($1B–$5B)	31.7
Small Cap (under $1B)	11.6
Cash and Other Assets, Less Liabilities	2.9

7  Not all countries are included in the benchmark index(es).

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 77

Matthews Asia Science and Technology Fund  December 31, 2013

Schedule of Investmentsa

COMMON EQUITIES: 94.3%

	Shares	Value
CHINA/HONG KONG: 35.1%
Baidu, Inc. ADR[b]	84,100	$14,959,708
WuXi PharmaTech Cayman, Inc. ADR[b]	134,800	5,173,624
Airtac International Group	546,220	4,435,225
51job, Inc. ADR[b]	54,549	4,249,367
NetEase, Inc. ADR	42,200	3,316,920
Pacific Online, Ltd.	6,489,000	3,116,416
E-House China Holdings, Ltd. ADS	206,500	3,114,020
CITIC Telecom International Holdings, Ltd.	9,132,000	2,940,103
Haitian International Holdings, Ltd.	1,288,000	2,910,096
Sunny Optical Technology Group Co., Ltd.	2,490,000	2,428,393
Xingda International Holdings, Ltd. H Shares	4,031,000	2,412,105
Phoenix Satellite Television Holdings, Ltd.	6,234,000	2,271,888
China Mobile, Ltd. ADR	41,300	2,159,577
Lenovo Group, Ltd.	1,746,000	2,128,412
Sinopharm Group Co., Ltd. H Shares	304,800	876,901
Autohome, Inc. ADR[b]	1,200	43,908
Total China/Hong Kong		56,536,663
JAPAN: 22.3%
SoftBank Corp.	83,100	7,292,089
Hitachi, Ltd.	569,000	4,314,245
Asahi Intecc Co., Ltd.	102,000	3,812,877
FANUC Corp.	15,800	2,895,202
Hoya Corp.	101,500	2,822,907
Macromill, Inc.	337,800	2,503,257
Yahoo! Japan Corp.	441,700	2,463,097
Sawai Pharmaceutical Co., Ltd.	33,400	2,156,640
Murata Manufacturing Co., Ltd.	23,500	2,089,933
Yokogawa Electric Corp.	131,500	2,021,787
Nabtesco Corp.	80,500	1,857,842
Sony Corp.	97,300	1,677,288
Total Japan		35,907,164
TAIWAN: 13.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,561,933	5,529,013
Delta Electronics, Inc.	839,000	4,785,680
MediaTek, Inc.	309,000	4,598,168
St. Shine Optical Co., Ltd.	126,000	3,597,765
PChome Online, Inc.	385,732	3,093,259
Total Taiwan		21,603,885
SOUTH KOREA: 12.5%
Samsung Electronics Co., Ltd.	5,710	7,479,735
Naver Corp.	6,842	4,739,939
SK Telecom Co., Ltd. ADR	161,300	3,971,206
Hyundai Home Shopping Network Corp.	11,928	2,116,381
SaraminHR Co., Ltd.[b]	172,178	1,866,844
Total South Korea		20,174,105
	Shares	Value
INDIA: 7.4%
Info Edge India, Ltd.	541,185	$4,041,717
Just Dial, Ltd.[b]	118,196	2,755,072
Ipca Laboratories, Ltd.	228,239	2,672,782
Mindtree, Ltd.	99,082	2,448,577
Total India		11,918,148
UNITED STATES: 2.6%
Cognizant Technology Solutions Corp. Class Ab	20,500	2,070,090
Mead Johnson Nutrition Co.	24,500	2,052,120
Total United States		4,122,210
INDONESIA: 1.0%
PT Astra Graphia	11,417,000	1,569,157
Total Indonesia		1,569,157
TOTAL COMMON EQUITIES		151,831,332
(Cost $95,732,644)

PREFERRED EQUITIES: 2.8%

SOUTH KOREA: 2.8%
Samsung Electronics Co., Ltd., Pfd.	4,719	4,562,296
Total South Korea		4,562,296
TOTAL PREFERRED EQUITIES		4,562,296
(Cost $3,314,097)
TOTAL INVESTMENTS: 97.1%		156,393,628
(Cost $99,046,741c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.9%		4,593,671
NET ASSETS: 100.0%		$160,987,299

a  Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $99,968,550 and net unrealized appreciation consists of:

Gross unrealized appreciation	$57,725,704
Gross unrealized depreciation	(1,300,626)
Net unrealized appreciation	$56,425,078

ADR  American Depositary Receipt

ADS  American Depositary Share

Pfd.  Preferred

See accompanying notes to financial statements.

78 MATTHEWS ASIA FUNDS

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of December 31, 2013. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC's website at www.sec.gov. It may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2472).

Proxy Voting Record: The Funds' Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds' website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC's website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds' expenses, we try to identify related shareholders in a household and send only one copy of the Funds' prospectus and financial reports to that address. This process, called "householding," will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds' current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds' prospectus or financial reports, please call us at 800.789.ASIA (2742).

Redemption Fee Policy: The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds' efforts to discourage short-term trading activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds' prospectus.

Index Definitions

The HSBC Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, Philippines, Indonesia and China.

The J.P. Morgan Asia Credit Index (JACI) tracks the total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-weighted index comprising sovereign, quasi-sovereign and corporate bonds and is partitioned by country, sector and credit rating. JACI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Thailand and Singapore.

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float– adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI Emerging Markets (EM) Asia Index is a free float-adjusted market capitalization weighted index of the stock markets of China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong Exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China).

The MSCI All Country Asia Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia IT and Telecom Services Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

matthewsasia.com | 800.789.ASIA 79

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Operating Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled "Operating Expenses Paid During Period."

Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve market timing activity. The Funds may also waive the imposition of redemption fees in certain circumstances.

For more information on this policy, please see the Funds' prospectus.

The Matthews Asia Funds does not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

80 MATTHEWS ASIA FUNDS

  December 31, 2013

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expense Ratio[1]	Operating Expenses Paid During Period 7/1/13– 12/31/13[2]	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expense Ratio[1]	Operating Expenses Paid During Period 7/1/13– 12/31/13[2]
ASIA FIXED INCOME STRATEGIES
Matthews Asia Strategic Income Fund
Actual Fund Return	$1,000.00	$1,030.20	1.23%	$6.29	$1,000.00	$1,032.40	1.00%	$5.12
Hypothetical 5% Return	$1,000.00	$1,019.00	1.23%	$6.26	$1,000.00	$1,020.16	1.00%	$5.09
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,030.00	1.09%	$5.58	$1,000.00	$1,031.20	0.92%	$4.71
Hypothetical 5% Return	$1,000.00	$1,019.71	1.09%	$5.55	$1,000.00	$1,020.57	0.92%	$4.69
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,058.80	1.08%	$5.60	$1,000.00	$1,059.60	0.94%	$4.88
Hypothetical 5% Return	$1,000.00	$1,019.76	1.08%	$5.50	$1,000.00	$1,020.47	0.94%	$4.79
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$1,136.10	1.25%	$6.73	$1,000.00	$1,138.00	1.09%	$5.87
Hypothetical 5% Return	$1,000.00	$1,018.90	1.25%	$6.36	$1,000.00	$1,019.71	1.09%	$5.55
ASIA GROWTH STRATEGIES
Matthews Asia Focus Fund*
Actual Fund Return	$1,000.00	$1,041.40	1.72%	$8.85	$1,000.00	$1,043.00	1.50%	$7.72
Hypothetical 5% Return	$1,000.00	$1,016.53	1.72%	$8.74	$1,000.00	$1,017.64	1.50%	$7.63
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$1,073.70	1.13%	$5.91	$1,000.00	$1,075.60	0.92%	$4.81
Hypothetical 5% Return	$1,000.00	$1,019.51	1.13%	$5.75	$1,000.00	$1,020.57	0.92%	$4.69
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,054.50	1.09%	$5.64	$1,000.00	$1,055.50	0.91%	$4.71
Hypothetical 5% Return	$1,000.00	$1,019.71	1.09%	$5.55	$1,000.00	$1,020.62	0.91%	$4.63
Matthews Emerging Asia Fund*
Actual Fund Return	$1,000.00	$1,052.90	1.99%	$10.30	$1,000.00	$1,053.50	1.75%	$9.06
Hypothetical 5% Return	$1,000.00	$1,015.17	1.99%	$10.11	$1,000.00	$1,016.38	1.75%	$8.89
Matthews China Fund
Actual Fund Return	$1,000.00	$1,178.30	1.04%	$5.71	$1,000.00	$1,178.80	0.90%	$4.94
Hypothetical 5% Return	$1,000.00	$1,019.96	1.04%	$5.30	$1,000.00	$1,020.67	0.90%	$4.58
Matthews India Fund
Actual Fund Return	$1,000.00	$1,043.50	1.09%	$5.61	$1,000.00	$1,045.20	0.90%	$4.64
Hypothetical 5% Return	$1,000.00	$1,019.71	1.09%	$5.55	$1,000.00	$1,020.67	0.90%	$4.58
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,106.00	1.12%	$5.95	$1,000.00	$1,107.00	0.96%	$5.10
Hypothetical 5% Return	$1,000.00	$1,019.56	1.12%	$5.70	$1,000.00	$1,020.37	0.96%	$4.89
Matthews Korea Fund
Actual Fund Return	$1,000.00	$1,210.60	1.10%	$6.13	$1,000.00	$1,209.70	0.95%	$5.29
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60	$1,000.00	$1,020.42	0.95%	$4.84
ASIA SMALL COMPANY STRATEGY
Matthews Asia Small Companies Fund**
Actual Fund Return	$1,000.00	$1,036.40	1.48%	$7.60	$1,000.00	$1,037.60	1.25%	$6.42
Hypothetical 5% Return	$1,000.00	$1,017.74	1.48%	$7.53	$1,000.00	$1,018.90	1.25%	$6.36
Matthews China Small Companies Fund
Actual Fund Return	$1,000.00	$1,209.00	2.00%	$11.14
Hypothetical 5% Return	$1,000.00	$1,015.12	2.00%	$10.16
ASIA SPECIALTY STRATEGY
Matthews Asia Science and Technology Fund**
Actual Fund Return	$1,000.00	$1,271.20	1.15%	$6.58	$1,000.00	$1,271.30	0.99%	$5.67
Hypothetical 5% Return	$1,000.00	$1,019.41	1.15%	$5.85	$1,000.00	$1,020.21	0.99%	$5.04

*  Commenced operations on April 30, 2013.

**  Institutional Classes commenced operations on April 30, 2013.

1  Annualized, based on the Fund's most recent fiscal half-year expenses.

2  Operating expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, then divided by 365.
matthewsasia.com | 800.789.ASIA 81

Statements of Assets and Liabilities  December 31, 2013

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$45,021,511	$4,150,686,461	$4,541,450,426	$142,641,450
Affiliated issuers	—	141,415,431	1,100,670,362	—
Total investments	45,021,511	4,292,101,892	5,642,120,788	142,641,450
Cash	—	90,154,424	133,667,394	6,973,093
Cash pledged as collateral for financial futures contracts	44,250	—	—	—
Foreign currency at value (B)	30,317	615,982	8,725,775	33,379
Dividends, interest and other receivable—Unaffiliated issuers	630,957	7,998,673	9,718,236	—
Dividends receivable—Affiliated issuers	—	—	—	—
Receivable for securities sold	426,907	13,281,136	—	—
Receivable for capital shares sold	51,082	9,271,488	19,737,427	1,633,669
Receivable for daily variation margin on financial futures contracts	5,156	—	—	—
Deferred offering costs (Note 2-E)	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	37,595	—	—	—
Prepaid expenses	17,192	31,243	44,551	22,169
TOTAL ASSETS	46,264,967	4,413,454,838	5,814,014,171	151,303,760
LIABILITIES:
Payable for securities purchased	—	—	1,490,668	—
Payable for capital shares redeemed	185,279	10,468,197	10,940,134	374,563
Cash overdraft	299,512	—	—	—
Deferred foreign capital gains tax liability (Note 2-D)	4,346	—	2,281,179	—
Due to Advisor (Note 5)	6,017	2,422,986	3,182,804	81,265
Administration and accounting fees payable	631	59,278	77,433	1,915
Administration and shareholder servicing fees payable	7,839	773,012	956,840	23,347
Professional fees payable	27,943	36,561	33,854	28,017
Trustees fees payable	12	832	613	10
Offering costs (Note 2-E)	—	—	—	—
Accrued other expenses payable	20,504	890,162	1,146,713	40,218
TOTAL LIABILITIES	552,083	14,651,028	20,110,238	549,335
NET ASSETS	$45,712,884	$4,398,803,810	$5,793,903,933	$150,754,425
NET ASSETS:
Investor Class	$38,051,265	$3,278,585,794	$3,669,689,624	$125,964,609
Institutional Class	7,661,619	1,120,218,016	2,124,214,309	24,789,816
TOTAL	$45,712,884	$4,398,803,810	$5,793,903,933	$150,754,425
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	3,650,090	173,388,558	235,183,104	9,168,352
Institutional Class	735,476	59,279,138	136,230,322	1,804,650
TOTAL	4,385,566	232,667,696	371,413,426	10,973,002

See accompanying notes to financial statements.

82 MATTHEWS ASIA FUNDS

	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Emerging Asia Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$8,379,541	$765,079,945	$6,383,755,487	$38,937,861
Affiliated issuers	—	—	980,879,743	—
Total investments	8,379,541	765,079,945	7,364,635,230	38,937,861
Cash	222,269	30,767,451	292,785,609	1,642,964
Cash pledged as collateral for financial futures contracts	—	—	—	—
Foreign currency at value (B)	—	76,544	4,236,300	42,187
Dividends, interest and other receivable—Unaffiliated issuers	10,159	524,467	3,944,012	7,917
Dividends receivable—Affiliated issuers	—	—	1,911,560	—
Receivable for securities sold	—	—	4,288,740	—
Receivable for capital shares sold	56,150	1,786,932	20,466,806	195,849
Receivable for daily variation margin on financial futures contracts	—	—	—	—
Deferred offering costs (Note 2-E)	19,582	—	—	19,781
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—
Prepaid expenses	1,565	38,660	31,840	2,072
TOTAL ASSETS	8,689,266	798,273,999	7,692,300,097	40,848,631
LIABILITIES:
Payable for securities purchased	—	10,407,470	38,299,185	459,639
Payable for capital shares redeemed	209,075	846,830	12,772,252	19,740
Cash overdraft	—	—	—	—
Deferred foreign capital gains tax liability (Note 2-D)	9,501	—	1,189,109	172,792
Due to Advisor (Note 5)	6,090	425,455	4,208,794	53,093
Administration and accounting fees payable	115	10,281	101,661	507
Administration and shareholder servicing fees payable	1,368	122,734	1,153,483	6,419
Professional fees payable	21,130	32,602	38,266	12,233
Trustees fees payable	—	40	1,163	1
Offering costs (Note 2-E)	58,006	—	—	58,609
Accrued other expenses payable	8,200	169,461	1,389,137	26,587
TOTAL LIABILITIES	313,485	12,014,873	59,153,050	809,620
NET ASSETS	$8,375,781	$786,259,126	$7,633,147,047	$40,039,011
NET ASSETS:
Investor Class	$6,257,767	$558,407,475	$2,954,107,626	$38,021,828
Institutional Class	2,118,014	227,851,651	4,679,039,421	2,017,183
TOTAL	$8,375,781	$786,259,126	$7,633,147,047	$40,039,011
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	647,765	26,374,702	118,234,661	3,828,886
Institutional Class	219,230	10,719,351	187,384,693	203,285
TOTAL	866,995	37,094,053	305,619,354	4,032,171

matthewsasia.com | 800.789.ASIA 83

Statements of Assets and Liabilities (continued)  December 31, 2013

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$10.42	$18.91	$15.60	$13.74
Institutional Class, offering price and redemption price	$10.42	$18.90	$15.59	$13.74
NET ASSETS CONSIST OF:
Capital paid-in	$47,172,764	$3,543,291,086	$5,233,166,748	$135,805,551
Undistributed (distributions in excess of) net investment income (loss)	6,710	(32,982,969)	(163,945,391)	(492,556)
Undistributed/accumulated net realized gain (loss) on investments, financial futures contracts, foreign currency related transactions and foreign capital gains taxes	(656,744)	16,386,185	(214,799,153)	(1,316,285)
Net unrealized appreciation (depreciation) on investments, financial futures contracts, foreign currency translations and deferred foreign capital gains taxes	(809,846)	872,109,508	939,481,729	16,757,715
NET ASSETS	$45,712,884	$4,398,803,810	$5,793,903,933	$150,754,425
(A) Investments at cost:
Unaffiliated issuers	$45,925,883	$3,339,800,965	$3,813,317,331	$125,883,735
Affiliated issuers	—	80,214,361	887,059,501	—
Total investments at cost	$45,925,883	$3,420,015,326	$4,700,376,832	$125,883,735
(B) Foreign currency at cost	$30,317	$615,982	$8,725,775	$33,379

See accompanying notes to financial statements.

84 MATTHEWS ASIA FUNDS

	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Emerging Asia Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$9.66	$21.17	$24.99	$9.93
Institutional Class, offering price and redemption price	$9.66	$21.26	$24.97	$9.92
NET ASSETS CONSIST OF:
Capital paid-in	$8,534,654	$657,072,731	$5,551,230,327	$39,765,210
Undistributed (distributions in excess of) net investment income (loss)	(298)	(4,691,410)	554,843	(1,820)
Undistributed/accumulated net realized gain (loss) on investments, financial futures contracts, foreign currency related transactions and foreign capital gains taxes	(105,571)	(42,179,332)	93,971,162	(113,563)
Net unrealized appreciation (depreciation) on investments, financial futures contracts, foreign currency translations and deferred foreign capital gains taxes	(53,004)	176,057,137	1,987,390,715	389,184
NET ASSETS	$8,375,781	$786,259,126	$7,633,147,047	$40,039,011
(A) Investments at cost:
Unaffiliated issuers	$8,423,106	$589,037,820	$4,435,577,285	$38,374,415
Affiliated issuers	—	—	940,503,937	—
Total investments at cost	$8,423,106	$589,037,820	$5,376,081,222	$38,374,415
(B) Foreign currency at cost	$—	$76,799	$4,236,827	$42,205

matthewsasia.com | 800.789.ASIA 85

Statements of Assets and Liabilities (continued)  December 31, 2013

	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$1,385,119,103	$431,655,003	$363,882,345	$148,923,700
Affiliated issuers	15,641,386	—	—	—
Total investments	1,400,760,489	431,655,003	363,882,345	148,923,700
Cash	—	—	5,510,901	409,279
Foreign currency at value (B)	731,457	416,728	—	—
Dividends, interest and other receivable—Unaffiliated issuers	—	368,882	191,188	1,214,399
Receivable for securities sold	13,331,784	2,980,204	—	501,523
Receivable for capital shares sold	1,215,357	1,275,044	5,519,240	272,277
Prepaid expenses	24,365	28,617	13,799	11,461
TOTAL ASSETS	1,416,063,452	436,724,478	375,117,473	151,332,639
LIABILITIES:
Payable for securities purchased	1,230,642	—	81,733	—
Payable for capital shares redeemed	7,984,499	3,081,603	1,971,678	44,647
Cash overdraft	1,456,784	2,052,337	—	—
Deferred foreign capital gains tax liability (Note 2-D)	—	—	—	—
Due to Advisor (Note 5)	789,015	239,263	199,460	82,474
Administration and accounting fees payable	19,192	5,792	4,729	1,977
Administration and shareholder servicing fees payable	252,438	75,229	58,891	23,791
Professional fees payable	29,808	38,550	28,157	28,046
Trustees fees payable	418	149	—	24
Transfer agent fees payable	181,941	57,975	33,879	14,837
Accrued other expenses payable	131,856	79,122	48,318	23,786
TOTAL LIABILITIES	12,076,593	5,630,020	2,426,845	219,582
NET ASSETS	$1,403,986,859	$431,094,458	$372,690,628	$151,113,057
NET ASSETS:
Investor Class	$1,286,308,574	$427,860,922	$312,988,498	$138,829,964
Institutional Class	117,678,285	3,233,536	59,702,130	12,283,093
TOTAL	$1,403,986,859	$431,094,458	$372,690,628	$151,113,057
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	56,329,843	26,281,909	19,320,017	23,345,604
Institutional Class	5,158,449	198,247	3,685,142	2,059,925
TOTAL	61,488,292	26,480,156	23,005,159	25,405,529

See accompanying notes to financial statements.

86 MATTHEWS ASIA FUNDS

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$433,739,069	$25,607,969	$156,393,628
Affiliated issuers	—	—	—
Total investments	433,739,069	25,607,969	156,393,628
Cash	21,864,014	1,193,794	4,463,726
Foreign currency at value (B)	499,221	—	133,000
Dividends, interest and other receivable—Unaffiliated issuers	211,217	867	200,739
Receivable for securities sold	119,310	—	—
Receivable for capital shares sold	1,999,783	57,611	428,948
Prepaid expenses	25,116	4,057	18,332
TOTAL ASSETS	458,457,730	26,864,298	161,638,373
LIABILITIES:
Payable for securities purchased	4,382,906	127,899	171,773
Payable for capital shares redeemed	476,294	3,144	96,857
Cash overdraft	—	—	—
Deferred foreign capital gains tax liability (Note 2-D)	893,784	—	201,559
Due to Advisor (Note 5)	360,914	14,045	86,255
Administration and accounting fees payable	5,715	329	2,046
Administration and shareholder servicing fees payable	75,647	4,269	23,856
Professional fees payable	32,653	27,904	32,458
Trustees fees payable	68	—	17
Transfer agent fees payable	50,995	2,789	12,494
Accrued other expenses payable	58,329	9,702	23,759
TOTAL LIABILITIES	6,337,305	190,081	651,074
NET ASSETS	$452,120,425	$26,674,217	$160,987,299
NET ASSETS:
Investor Class	$407,351,755	$26,674,217	$111,750,950
Institutional Class	44,768,670	—	49,236,349
TOTAL	$452,120,425	$26,674,217	$160,987,299
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	21,058,669	2,697,278	8,874,462
Institutional Class	2,315,662	—	3,912,568
TOTAL	23,374,331	2,697,278	12,787,030

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Statements of Assets and Liabilities (continued)  December 31, 2013

	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$22.84	$16.28	$16.20	$5.95
Institutional Class, offering price and redemption price	$22.81	$16.31	$16.20	$5.96
NET ASSETS CONSIST OF:
Capital paid-in	$1,126,325,521	$420,453,453	$391,823,427	$77,370,116
Undistributed (distributions in excess of) net investment income (loss)	164,220	1,813,280	(2,984,878)	(530,537)
Undistributed/accumulated net realized gain (loss) on investments, foreign currency related transactions and foreign capital gains taxes	(597,981)	2,191,375	(64,332,433)	9,282,282
Net unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	278,095,099	6,636,350	48,184,512	64,991,196
NET ASSETS	$1,403,986,859	$431,094,458	$372,690,628	$151,113,057
(A) Investments at cost:
Unaffiliated issuers	$1,102,454,743	$424,923,912	$315,696,717	$83,939,537
Affiliated issuers	20,210,647	—	—	—
Total investments at cost	$1,122,665,390	$424,923,912	$315,696,717	$83,939,537
(B) Foreign currency at cost	$731,457	$416,702	$—	$—

See accompanying notes to financial statements.

88 MATTHEWS ASIA FUNDS

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$19.34	$9.89	$12.59
Institutional Class, offering price and redemption price	$19.33	$—	$12.58
NET ASSETS CONSIST OF:
Capital paid-in	$403,953,613	$22,979,667	$108,843,891
Undistributed (distributions in excess of) net investment income (loss)	1,663,283	(228,652)	92,541
Undistributed/accumulated net realized gain (loss) on investments, foreign currency related transactions and foreign capital gains taxes	(8,267,899)	(1,388,008)	(5,093,909)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	54,771,428	5,311,210	57,144,776
NET ASSETS	$452,120,425	$26,674,217	$160,987,299
(A) Investments at cost:
Unaffiliated issuers	$378,060,152	$20,296,743	$99,046,741
Affiliated issuers	—	—	—
Total investments at cost	$378,060,152	$20,296,743	$99,046,741
(B) Foreign currency at cost	$499,303	$—	$133,000

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Statements of Operations  Year Ended December 31, 2013

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$148,703	$134,249,968	$146,257,354	$4,220,545
Dividends—Affiliated Issuers (Note 7)	—	3,204,369	27,819,183	—
Interest	2,499,752	14,614,065	4,994	—
Foreign withholding tax	(35,318)	(6,993,225)	(11,893,658)	(249,583)
TOTAL INVESTMENT INCOME	2,613,137	145,075,177	162,187,873	3,970,962
EXPENSES:
Investment advisory fees (Note 5)	342,529	29,911,798	34,737,711	793,795
Administration and accounting fees (Note 5)	4,215	360,046	418,555	9,562
Administration and shareholder servicing fees (Note 5)	106,708	9,237,488	10,087,664	246,659
Accounting out-of-pocket fees	24,901	42,932	42,892	25,715
Custodian fees	22,190	1,151,400	1,183,933	90,042
Printing fees	6,791	195,920	400,219	18,006
Professional fees	39,314	94,757	106,141	39,346
Registration fees	43,296	134,103	403,311	55,315
Transfer agent fees	66,072	5,664,530	5,586,013	165,461
Trustees fees	1,858	166,170	177,176	3,664
Offering costs (Note 2-E)	—	—	—	—
Other expenses	2,055	96,955	134,502	5,937
TOTAL EXPENSES	659,929	47,056,099	53,278,117	1,453,502
Advisory fees waived or recaptured and expenses waived or reimbursed (Note 5)	(41,268)	—	—	104,529
NET EXPENSES	618,661	47,056,099	53,278,117	1,558,031
NET INVESTMENT INCOME (LOSS)	1,994,476	98,019,078	108,909,756	2,412,931
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FINANCIAL FUTURES CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	71,656	39,137,399	(66,276,950)	839,481
Net realized gain (loss) on investments—Affiliated Issuers	—	—	1,993,149	—
Net realized gain (loss) on financial futures contracts	21,000	—	—	—
Net realized foreign capital gains tax	—	—	—	—
Net realized gain (loss) on foreign currency related transactions	(778,887)	2,947,620	(207,258)	11,317
Net change in unrealized appreciation/depreciation on investments	(2,878,856)	58,553,505	443,418,202	10,206,361
Net change in deferred foreign capital gains taxes on unrealized appreciation	2,295	1,468,703	(793,218)	—
Net change in unrealized appreciation/depreciation on financial futures contracts	64,922	—	—	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	33,226	12,649	44,376	2
Net realized and unrealized gain (loss) on investments, financial futures contracts, foreign currency related transactions and deferred capital gains taxes	(3,464,644)	102,119,876	378,178,301	11,057,161
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($1,470,168)	$200,138,954	$487,088,057	$13,470,092

*  Matthews Asia Focus Fund and Matthews Emerging Asia Fund commenced operations on April 30, 2013.

See accompanying notes to financial statements.

90 MATTHEWS ASIA FUNDS

	Matthews Asia Focus Fund*	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Emerging Asia Fund*
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$119,400	$11,389,596	$123,830,909	$420,965
Dividends—Affiliated Issuers (Note 7)	—	—	16,979,906	—
Interest	31	165	119	—
Foreign withholding tax	(4,694)	(791,369)	(12,204,224)	(28,016)
TOTAL INVESTMENT INCOME	114,737	10,598,392	128,606,710	392,949
EXPENSES:
Investment advisory fees (Note 5)	32,399	4,225,929	48,602,934	205,456
Administration and accounting fees (Note 5)	393	50,952	585,149	1,654
Administration and shareholder servicing fees (Note 5)	9,907	1,241,536	13,270,400	44,333
Accounting out-of-pocket fees	17,281	37,726	48,077	25,857
Custodian fees	34,324	293,822	3,129,242	115,169
Printing fees	1,770	19,480	160,126	4,434
Professional fees	25,989	58,669	137,278	18,173
Registration fees	1,232	89,259	188,271	5,259
Transfer agent fees	6,830	688,991	6,114,878	31,779
Trustees fees	107	20,606	268,010	407
Offering costs (Note 2-E)	38,424	—	—	38,828
Other expenses	1,218	17,990	149,807	1,566
TOTAL EXPENSES	169,874	6,744,960	72,654,172	492,915
Advisory fees waived or recaptured and expenses waived or reimbursed (Note 5)	(87,951)	—	—	(85,829)
NET EXPENSES	81,923	6,744,960	72,654,172	407,086
NET INVESTMENT INCOME (LOSS)	32,814	3,853,432	55,952,538	(14,137)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FINANCIAL FUTURES CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(105,570)	7,981,818	140,987,802	(113,563)
Net realized gain (loss) on investments—Affiliated Issuers	—	—	—	—
Net realized gain (loss) on financial futures contracts	—	—	—	—
Net realized foreign capital gains tax	(29)	—	—	—
Net realized gain (loss) on foreign currency related transactions	(3,957)	(58,426)	(1,970,569)	(24,385)
Net change in unrealized appreciation/depreciation on investments	(43,565)	88,160,325	67,098,804	563,446
Net change in deferred foreign capital gains taxes on unrealized appreciation	(9,501)	356,319	1,887,327	(172,792)
Net change in unrealized appreciation/depreciation on financial futures contracts	—	—	—	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	62	5,877	11,557	(1,470)
Net realized and unrealized gain (loss) on investments, financial futures contracts, foreign currency related transactions and deferred capital gains taxes	(162,560)	96,445,913	208,014,921	251,236
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($129,746)	$100,299,345	$263,967,459	$237,099

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Statements of Operations (continued)  Year Ended December 31, 2013

	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$36,491,930	$8,260,775	$3,513,882	$1,989,260
Dividends—Affiliated Issuers (Note 7)	354,669	—	—	—
Interest	118	229,048	893	—
Foreign withholding tax	(1,683,380)	—	(254,073)	(377,320)
TOTAL INVESTMENT INCOME	35,163,337	8,489,823	3,260,702	1,611,940
EXPENSES:
Investment advisory fees (Note 5)	10,995,785	3,511,555	1,649,630	949,149
Administration and accounting fees (Note 5)	132,144	42,215	19,923	11,426
Administration and shareholder servicing fees (Note 5)	3,407,155	1,090,305	489,911	278,946
Accounting out-of-pocket fees	37,314	30,011	37,822	35,143
Custodian fees	426,297	308,974	45,904	54,473
Printing fees	61,129	11,430	21,662	3,668
Professional fees	60,070	78,496	41,102	40,352
Registration fees	54,163	40,264	77,368	37,249
Transfer agent fees	2,211,650	762,277	283,332	173,724
Trustees fees	69,006	22,476	7,096	5,437
Other expenses	59,816	17,543	8,789	6,781
TOTAL EXPENSES	17,514,529	5,915,546	2,682,539	1,596,348
Advisory fees waived and expenses waived or reimbursed (Note 5)	—	—	—	—
NET EXPENSES	17,514,529	5,915,546	2,682,539	1,596,348
NET INVESTMENT INCOME (LOSS)	17,648,808	2,574,277	578,163	15,592
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	123,701,441	6,686,219	10,115,102	11,565,686
Net realized gain (loss) on investments—Affiliated Issuers	2,226,393	—	—	—
Net realized foreign capital gains tax	—	(49,704)	—	—
Net realized gain (loss) on foreign currency related transactions	(44,519)	94,470	(163,449)	(104,458)
Net change in unrealized appreciation/depreciation on investments	(75,323,757)	(56,803,200)	41,654,043	2,112,170
Net change in deferred foreign capital gains taxes on unrealized appreciation	—	—	—	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	—	32,146	4,040	6,046
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred capital gains taxes	50,559,558	(50,040,069)	51,609,736	13,579,444
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$68,208,366	($47,465,792)	$52,187,899	$13,595,036

See accompanying notes to financial statements.

92 MATTHEWS ASIA FUNDS

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$9,146,711	$431,486	$2,002,424
Dividends—Affiliated Issuers (Note 7)	—	—	—
Interest	9,049	—	—
Foreign withholding tax	(613,441)	(11,777)	(202,941)
TOTAL INVESTMENT INCOME	8,542,319	419,709	1,799,483
EXPENSES:
Investment advisory fees (Note 5)	4,112,567	192,536	908,992
Administration and accounting fees (Note 5)	32,908	1,543	10,946
Administration and shareholder servicing fees (Note 5)	878,869	41,975	263,591
Accounting out-of-pocket fees	40,860	30,885	31,334
Custodian fees	206,084	27,698	75,514
Printing fees	12,346	2,712	4,144
Professional fees	53,840	38,269	50,990
Registration fees	47,007	23,131	55,379
Transfer agent fees	600,932	32,006	151,951
Trustees fees	14,764	576	5,070
Other expenses	12,242	2,492	6,781
TOTAL EXPENSES	6,012,419	393,823	1,564,692
Advisory fees waived and expenses waived or reimbursed (Note 5)	—	(7,801)	—
NET EXPENSES	6,012,419	386,022	1,564,692
NET INVESTMENT INCOME (LOSS)	2,529,900	33,687	234,791
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	8,947,568	(180,877)	7,254,084
Net realized gain (loss) on investments—Affiliated Issuers	—	—	—
Net realized foreign capital gains tax	—	—	—
Net realized gain (loss) on foreign currency related transactions	(234,884)	(716)	(88,141)
Net change in unrealized appreciation/depreciation on investments	17,453,610	4,876,431	35,540,257
Net change in deferred foreign capital gains taxes on unrealized appreciation	(893,784)	—	(201,559)
Net change in unrealized appreciation/depreciation on foreign currency related translations	(2,970)	(16)	675
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred capital gains taxes	25,269,540	4,694,822	42,505,316
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$27,799,440	$4,728,509	$42,740,107

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Statements of Changes in Net Assets

MATTHEWS ASIA STRATEGIC INCOME FUND	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$1,994,476	$846,899
Net realized gain (loss) on investments, financial futures contracts and foreign currency related transactions	(686,231)	40,630
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(2,845,630)	2,057,488
Net change on deferred foreign capital gains taxes on unrealized appreciation	2,295	(5,392)
Net change in unrealized appreciation/depreciation on financial future contracts	64,922	—
Net increase (decrease) in net assets resulting from operations	(1,470,168)	2,939,625
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(1,589,709)	(826,795)
Institutional Class	(258,124)	(244,478)
Realized gains on investments:
Investor Class	(36,733)	—
Institutional Class	(7,098)	—
Net decrease in net assets resulting from distributions	(1,891,664)	(1,071,273)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	13,276,778	20,792,275
REDEMPTION FEES	114,081	11,821
Total increase (decrease) in net assets	10,029,027	22,672,448
NET ASSETS:
Beginning of year	35,683,857	13,011,409
End of year (including undistributed/(distributions in excess of) net investment income of $6,710 and ($110,372), respectively)	$45,712,884	$35,683,857
MATTHEWS ASIAN GROWTH AND INCOME FUND	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$98,019,078	$86,663,128
Net realized gain (loss) on investments and foreign currency related transactions	42,085,019	23,210,338
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	58,566,154	694,832,409
Net change on deferred foreign capital gains taxes on unrealized appreciation	1,468,703	(1,468,703)
Net increase (decrease) in net assets resulting from operations	200,138,954	803,237,172
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(81,799,391)	(76,159,190)
Institutional Class	(28,309,395)	(21,993,302)
Realized gains on investments:
Investor Class	(20,324,691)	—
Institutional Class	(7,044,765)	—
Net decrease in net assets resulting from distributions	(137,478,242)	(98,152,492)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	263,721,884	494,377,253
REDEMPTION FEES	560,563	299,883
Total increase (decrease) in net assets	326,943,159	1,199,761,816
NET ASSETS:
Beginning of year	4,071,860,651	2,872,098,835
End of year (including distributions in excess of net investment income of ($32,982,969) and ($32,863,458), respectively)	$4,398,803,810	$4,071,860,651

See accompanying notes to financial statements.

94 MATTHEWS ASIA FUNDS

MATTHEWS ASIA DIVIDEND FUND	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$108,909,756	$77,461,662
Net realized gain (loss) on investments and foreign currency related transactions	(64,491,059)	(91,900,011)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	443,462,578	581,403,382
Net change on deferred foreign capital gains taxes on unrealized appreciation	(793,218)	(1,487,960)
Net increase (decrease) in net assets resulting from operations	487,088,057	565,477,073
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(140,503,427)	(97,249,044)
Institutional Class	(71,771,090)	(29,462,711)
Net decrease in net assets resulting from distributions	(212,274,517)	(126,711,755)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	1,815,678,058	988,608,171
REDEMPTION FEES	808,032	365,281
Total increase (decrease) in net assets	2,091,299,630	1,427,738,770
NET ASSETS:
Beginning of year	3,702,604,303	2,274,865,533
End of year (including distributions in excess of net investment income of ($163,945,391) and ($62,410,638), respectively)	$5,793,903,933	$3,702,604,303
MATTHEWS CHINA DIVIDEND FUND	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$2,412,931	$725,829
Net realized gain (loss) on investments and foreign currency related transactions	850,798	(1,125,861)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	10,206,363	8,841,018
Net increase (decrease) in net assets resulting from operations	13,470,092	8,440,986
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(1,996,260)	(1,503,223)
Institutional Class	(381,714)	(4,528)
Net decrease in net assets resulting from distributions	(2,377,974)	(1,507,751)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	79,790,869	26,295,804
REDEMPTION FEES	135,085	29,199
Total increase (decrease) in net assets	91,018,072	33,258,238
NET ASSETS:
Beginning of year	59,736,353	26,478,115
End of year (including distributions in excess of net investment income of ($492,556) and ($801,799), respectively)	$150,754,425	$59,736,353

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA FOCUS FUND	Period Ended December 31, 2013[1]
OPERATIONS:
Net investment income (loss)	$32,814
Net realized gain (loss) on investments and foreign currency related transactions	(109,556)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(43,503)
Net change on deferred foreign capital gains taxes on unrealized appreciation	(9,501)
Net increase (decrease) in net assets resulting from operations	(129,746)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(50,059)
Institutional Class	(19,682)
Net decrease in net assets resulting from distributions	(69,741)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	8,573,304
REDEMPTION FEES	1,964
Total increase (decrease) in net assets	8,375,781
NET ASSETS:
Beginning of period	—
End of period (including distribution in excess of net investment income of ($298)	$8,375,781

1  Matthews Asia Focus Fund commenced operations on April 30, 2013.

MATTHEWS ASIA GROWTH FUND	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$3,853,432	$3,605,538
Net realized gain (loss) on investments and foreign currency related transactions	7,923,392	18,134,467
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	88,166,202	38,344,220
Net change on deferred foreign capital gains taxes on unrealized appreciation	356,319	(356,319)
Net increase (decrease) in net assets resulting from operations	100,299,345	59,727,906
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(8,514,779)	—
Institutional Class	(3,834,235)	—
Net decrease in net assets resulting from distributions	(12,349,014)	—
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	274,137,238	20,786,713
REDEMPTION FEES	145,542	43,244
Total increase (decrease) in net assets	362,233,111	80,557,863
NET ASSETS:
Beginning of year	424,026,015	343,468,152
End of year (including undistributed/(distributions in excess of) net investment income of ($4,691,410) and $2,902,963, respectively)	$786,259,126	$424,026,015

See accompanying notes to financial statements.

96 MATTHEWS ASIA FUNDS

MATTHEWS PACIFIC TIGER FUND	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$55,952,538	$51,360,619
Net realized gain (loss) on investments and foreign currency related transactions	139,017,233	2,052,185
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	67,110,361	1,049,124,550
Net change on deferred foreign capital gains taxes on unrealized appreciation	1,887,327	(3,076,436)
Net increase (decrease) in net assets resulting from operations	263,967,459	1,099,460,918
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(18,386,626)	(19,031,664)
Institutional Class	(37,413,781)	(29,138,401)
Realized gains on investments:
Investor Class	(18,776,931)	(2,495,226)
Institutional Class	(29,778,886)	(2,957,326)
Net decrease in net assets resulting from distributions	(104,356,224)	(53,622,617)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	708,410,077	908,423,520
REDEMPTION FEES	531,715	600,987
Total increase (decrease) in net assets	868,553,027	1,954,862,808
NET ASSETS:
Beginning of year	6,764,594,020	4,809,731,212
End of year (including undistributed net investment income of $554,843 and $2,373,281, respectively)	$7,633,147,047	$6,764,594,020

MATTHEWS EMERGING ASIA FUND	Period Ended December 31, 2013[1]
OPERATIONS:
Net investment income (loss)	($14,137)
Net realized gain (loss) on investments and foreign currency related transactions	(137,948)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	561,976
Net change on deferred foreign capital gains taxes on unrealized appreciation	(172,792)
Net increase (decrease) in net assets resulting from operations	237,099
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(1,843)
Institutional Class	(283)
Return of capital:
Investor Class	(30,975)
Institutional Class	(4,757)
Net decrease in net assets resulting from distributions	(37,858)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	39,826,472
REDEMPTION FEES	13,298
Total increase (decrease) in net assets	40,039,011
NET ASSETS:
Beginning of period	—
End of period (including distributions in excess of net investment loss of ($1,820)	$40,039,011

1  Matthews Emerging Asia Fund commenced operations on April 30, 2013.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 97

Statements of Changes in Net Assets (continued)

MATTHEWS CHINA FUND	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$17,648,808	$29,401,597
Net realized gain (loss) on investments and foreign currency related transactions	125,883,315	69,898,698
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(75,323,757)	119,730,206
Net increase (decrease) in net assets resulting from operations	68,208,366	219,030,501
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(14,160,927)	(23,450,603)
Institutional Class	(1,500,281)	(6,100,821)
Realized gains on investments:
Investor Class	(104,225,815)	(16,894,676)
Institutional Class	(9,564,766)	(3,819,767)
Net decrease in net assets resulting from distributions	(129,451,789)	(50,265,867)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(567,939,044)	(260,760,729)
REDEMPTION FEES	335,544	220,100
Total increase (decrease) in net assets	(628,846,923)	(91,775,995)
NET ASSETS:
Beginning of year	2,032,833,782	2,124,609,777
End of year (including undistributed/(distributions in excess of) net investment income of $164,220 and ($3,835), respectively)	$1,403,986,859	$2,032,833,782
MATTHEWS INDIA FUND	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$2,574,277	$4,287,230
Net realized gain (loss) on investments and foreign currency related transactions	6,730,985	3,158,610
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(56,771,054)	162,955,308
Net increase (decrease) in net assets resulting from operations	(47,465,792)	170,401,148
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(4,840,984)	(3,145,386)
Institutional Class	(41,650)	(252,093)
Realized gains on investments:
Investor Class	(369,552)	(9,352,977)
Institutional Class	(2,745)	(547,723)
Net decrease in net assets resulting from distributions	(5,254,931)	(13,298,179)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(160,379,740)	(99,540,038)
REDEMPTION FEES	229,028	146,264
Total increase (decrease) in net assets	(212,871,435)	57,709,195
NET ASSETS:
Beginning of year	643,965,893	586,256,698
End of year (including undistributed net investment income of $1,813,280 and $3,587,957, respectively)	$431,094,458	$643,965,893

See accompanying notes to financial statements.

98 MATTHEWS ASIA FUNDS

MATTHEWS JAPAN FUND	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$578,163	$970,649
Net realized gain (loss) on investments and foreign currency related transactions	9,951,653	6,319,870
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	41,658,083	1,680,062
Net increase (decrease) in net assets resulting from operations	52,187,899	8,970,581
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(4,541,567)	(80,356)
Institutional Class	(927,799)	(70,916)
Net decrease in net assets resulting from distributions	(5,469,366)	(151,272)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	220,891,495	(35,836,826)
REDEMPTION FEES	384,672	42,650
Total increase (decrease) in net assets	267,994,700	(26,974,867)
NET ASSETS:
Beginning of year	104,695,928	131,670,795
End of year (including undistributed/(distribution in excess of) net investment income of ($2,984,878) and $1,481,000, respectively)	$372,690,628	$104,695,928
MATTHEWS KOREA FUND	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$15,592	($4,327)
Net realized gain (loss) on investments and foreign currency related transactions	11,461,228	5,630,506
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	2,118,216	23,184,535
Net increase (decrease) in net assets resulting from operations	13,595,036	28,810,714
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(405,628)	—
Institutional Class	(57,142)	—
Realized gains on investments:
Investor Class	(5,378,606)	(1,320,452)
Institutional Class	(486,472)	(80,111)
Net decrease in net assets resulting from distributions	(6,327,848)	(1,400,563)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(6,062,003)	(34,290,287)
REDEMPTION FEES	64,006	24,373
Total increase (decrease) in net assets	1,269,191	(6,855,763)
NET ASSETS:
Beginning of year	149,843,866	156,699,629
End of year (including distributions in excess of net investment income of ($530,537) and ($161,740), respectively)	$151,113,057	$149,843,866

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 99

Statements of Changes in Net Assets (continued)

MATTHEWS ASIA SMALL COMPANIES FUND	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$2,529,900	$3,352,429
Net realized gain (loss) on investments and foreign currency related transactions	8,712,684	(17,198,260)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	17,450,640	76,129,263
Net change on deferred foreign capital gains taxes on unrealized appreciation	(893,784)	—
Net increase (decrease) in net assets resulting from operations	27,799,440	62,283,432
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(1,895,218)	(1,711,401)
Institutional Class	(259,608)	—
Realized gains on investments:
Investor Class	—	(1,439,994)
Net decrease in net assets resulting from distributions	(2,154,826)	(3,151,395)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	59,667,066	48,592,420
REDEMPTION FEES	56,198	84,348
Total increase (decrease) in net assets	85,367,878	107,808,805
NET ASSETS:
Beginning of year	366,752,547	258,943,742
End of year (including undistributed net investment income of $1,663,283 and $1,522,985, respectively)	$452,120,425	$366,752,547
MATTHEWS CHINA SMALL COMPANIES FUND	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$33,687	$24,235
Net realized gain (loss) on investments and foreign currency related transactions	(181,593)	(1,090,613)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	4,876,415	1,689,474
Net increase (decrease) in net assets resulting from operations	4,728,509	623,096
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(278,033)	(24,817)
Net decrease in net assets resulting from distributions	(278,033)	(24,817)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	11,950,924	5,152,371
REDEMPTION FEES	6,383	22,486
Total increase (decrease) in net assets	16,407,783	5,773,136
NET ASSETS:
Beginning of year	10,266,434	4,493,298
End of year (including undistributed/(distributions in excess of) net investment income of ($228,652) and $15,809, respectively)	$26,674,217	$10,266,434
See accompanying notes to financial statements.

100 MATTHEWS ASIA FUNDS

MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$234,791	$421,904
Net realized gain (loss) on investments and foreign currency related transactions	7,165,943	(1,180,489)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	35,540,932	19,606,502
Net change on deferred foreign capital gains taxes on unrealized appreciation	(201,559)	—
Net increase (decrease) in net assets resulting from operations	42,740,107	18,847,917
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(68,138)	(297,871)
Institutional Class	(119,153)	—
Net decrease in net assets resulting from distributions	(187,291)	(297,871)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(13,205,251)	(40,279,638)
REDEMPTION FEES	11,048	9,379
Total increase (decrease) in net assets	29,358,613	(21,720,213)
NET ASSETS:
Beginning of year	131,628,686	153,348,899
End of year (including undistributed net investment income of $92,541 and $131,430, respectively)	$160,987,299	$131,628,686

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 101

Financial Highlights

Matthews Asia Strategic Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31		Period Ended
INVESTOR CLASS	2013	2012	Dec. 31, 2011[1]
Net Asset Value, beginning of period	$10.84	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.40	0.37	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency	(0.48)	0.95	(0.07)
Total from investment operations	(0.08)	1.32	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)	(0.42)	(0.02)
Net realized gains on investments	(0.01)	—	—
Total distributions	(0.36)	(0.42)	(0.02)
Paid-in capital from redemption fees (Note 4)	0.02	0.01	—
Net Asset Value, end of period	$10.42	$10.84	$9.93
TOTAL RETURN	(0.50%)	13.62%	(0.52%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$38,051	$29,479	$7,746
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.28%	1.85%	3.20%[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%	1.17%	1.00%[4]
Ratio of net investment income (loss) to average net assets	3.75%	3.58%	2.06%[4]
Portfolio turnover[5]	48.71%	18.45%	3.66%[3]
	Year Ended Dec. 31		Period Ended
INSTITUTIONAL CLASS	2013	2012	Dec. 31, 2011[1]
Net Asset Value, beginning of period	$10.83	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.42	0.39	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts, and foreign currency	(0.46)	0.94	(0.07)
Total from investment operations	(0.04)	1.33	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)	(0.44)	(0.02)
Net realized gains on investments	(0.01)	—	—
Total distributions	(0.39)	(0.44)	(0.02)
Paid-in capital from redemption fees (Note 4)	0.02	0.01	—
Net Asset Value, end of period	$10.42	$10.83	$9.93
TOTAL RETURN	(0.20%)	13.74%	(0.52%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$7,662	$6,205	$5,266
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.09%	1.70%	3.20%[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.00%	1.00%	1.00%[4]
Ratio of net investment income (loss) to average net assets	3.99%	3.70%	1.96%[4]
Portfolio turnover[5]	48.71%	18.45%	3.66%[3]

1 Commencement of operations on November 30, 2011.

2 Calculated using the average daily shares method.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

102 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$18.61	$15.07	$18.04	$15.77	$11.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.41	0.43	0.47	0.41	0.48
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.47	3.58	(2.36)	2.57	4.23
Total from investment operations	0.88	4.01	(1.89)	2.98	4.71
LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.47)	(0.47)	(0.47)	(0.44)
Net realized gains on investments	(0.12)	—	(0.61)	(0.24)	—
Total distributions	(0.58)	(0.47)	(1.08)	(0.71)	(0.44)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—	—
Net Asset Value, end of year	$18.91	$18.61	$15.07	$18.04	$15.77
TOTAL RETURN	4.83%	26.90%	(10.62%)	19.18%	41.44%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$3,278,586	$3,214,984	$2,340,606	$3,926,253	$2,547,411
Ratio of expenses to average net assets	1.08%	1.11%	1.12%	1.13%	1.18%
Ratio of net investment income (loss) to average net assets	2.14%	2.52%	2.71%	2.47%	3.47%
Portfolio turnover	15.27%[3]	17.43%[3]	16.54%[3]	19.84%[3]	17.51%

	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	2013	2012	2011	Dec. 31, 2010[4]
Net Asset Value, beginning of period	$18.60	$15.06	$18.04	$18.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.44	0.45	0.52	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.48	3.58	(2.39)	0.37
Total from investment operations	0.92	4.03	(1.87)	0.44
LESS DISTRIBUTIONS FROM:
Net investment income	(0.50)	(0.49)	(0.50)	(0.29)
Net realized gains on investments	(0.12)	—	(0.61)	(0.24)
Total distributions	(0.62)	(0.49)	(1.11)	(0.53)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—
Net Asset Value, end of period	$18.90	$18.60	$15.06	$18.04
TOTAL RETURN	5.04%	27.09%	(10.54%)	2.49%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$1,120,218	$856,876	$531,493	$128,417
Ratio of expenses to average net assets	0.93%	0.97%	0.99%	0.93%[6]
Ratio of net investment income (loss) to average net assets	2.30%	2.69%	3.05%	2.46%[6]
Portfolio turnover[3]	15.27%	17.43%	16.54%	19.84%[5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

4 Institutional Class commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 103

Financial Highlights (continued)

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$14.58	$12.48	$14.33	$12.06	$8.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.32	0.36	0.36	0.31	0.32
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.30	2.30	(1.78)	2.40	3.67
Total from investment operations	1.62	2.66	(1.42)	2.71	3.99
LESS DISTRIBUTIONS FROM:
Net investment income	(0.60)	(0.56)	(0.37)	(0.41)	(0.55)
Net realized gains on investments	—	—	(0.06)	(0.04)	—
Total distributions	(0.60)	(0.56)	(0.43)	(0.45)	(0.55)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	0.01	0.01
Net Asset Value, end of year	$15.60	$14.58	$12.48	$14.33	$12.06
TOTAL RETURN	11.27%	21.63%	(10.02%)	22.83%	47.59%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$3,669,690	$2,780,043	$1,930,363	$1,933,383	$322,003
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.06%	1.09%	1.10%	1.14%	1.28%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.06%	1.09%	1.10%	1.15%	1.30%
Ratio of net investment income (loss) to average net assets	2.04%	2.65%	2.61%	2.31%	3.16%
Portfolio turnover	14.06%[3]	9.17%[3]	16.48%[3]	10.48%[3]	32.41%

	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	2013	2012	2011	Dec. 31, 2010[4]
Net Asset Value, beginning of period	$14.57	$12.48	$14.33	$14.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.34	0.37	0.41	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.30	2.29	(1.82)	0.32
Total from investment operations	1.64	2.66	(1.41)	0.41
LESS DISTRIBUTIONS FROM:
Net investment income	(0.62)	(0.57)	(0.38)	(0.17)
Net realized gains on investments	—	—	(0.06)	(0.04)
Total distributions	(0.62)	(0.57)	(0.44)	(0.21)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—
Net Asset Value, end of period	$15.59	$14.57	$12.48	$14.33
TOTAL RETURN	11.43%	21.70%	(9.93%)	2.95%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,124,214	$922,561	$344,502	$48,293
Ratio of expenses to average net assets	0.93%	0.97%	1.00%	1.02%[6]
Ratio of net investment income (loss) to average net assets	2.17%	2.72%	3.03%	3.86%[6]
Portfolio turnover[3]	14.06%	9.17%	16.48%	10.48%[5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

4 Institutional Class commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

104 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31				Period Ended
INVESTOR CLASS	2013	2012	2011	2010	Dec. 31, 2009[1]
Net Asset Value, beginning of period	$12.35	$10.06	$12.17	$10.18	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.25	0.25	0.29	0.17	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.35	2.49	(2.04)	2.09	0.19
Total from investment operations	1.60	2.74	(1.75)	2.26	0.18
LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.46)	(0.35)	(0.24)	—
Net realized gains on investments	—	—	(0.02)	(0.04)	—
Total distributions	(0.23)	(0.46)	(0.37)	(0.28)	—
Paid-in capital from redemption fees (Note 4)	0.02	0.01	0.01	0.01	—[3]
Net Asset Value, end of period	$13.74	$12.35	$10.06	$12.17	$10.18
TOTAL RETURN	13.35%	27.81%	(14.44%)	22.53%	1.80%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$125,965	$59,535	$26,467	$45,364	$7,134
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.24%	1.47%	1.52%	1.95%	10.50%[5]
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.34%	1.50%	1.50%	1.50%	1.50%[5]
Ratio of net investment income (loss) to average net assets	1.94%	2.24%	2.47%	1.49%	(0.81%)[5]
Portfolio turnover	20.52%[6]	21.40%[6]	22.31%[6]	6.84%[6]	0.00%[4]

	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	2013	2012	2011	Dec. 31, 2010[7]
Net Asset Value, beginning of period	$12.34	$10.06	$12.17	$11.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.33	0.22	0.30	—[3]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.32	2.53	(2.01)	0.47
Total from investment operations	1.65	2.75	(1.71)	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.48)	(0.38)	(0.13)
Net realized gains on investments	—	—	(0.02)	(0.04)
Total distributions	(0.26)	(0.48)	(0.40)	(0.17)
Paid-in capital from redemption fees (Note 4)	0.01	0.01	—[3]	—
Net Asset Value, end of period	$13.74	$12.34	$10.06	$12.17
TOTAL RETURN	13.72%	27.90%	(14.22%)	3.91%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$24,790	$201	$12	$4
Ratio of expenses to average net assets	1.08%	1.29%	1.31%	1.24%[5]
Ratio of net investment income (loss) to average net assets	2.54%	1.87%	2.61%	(0.06%)[5]
Portfolio turnover[6]	20.52%	21.40%	22.31%	6.84%[4]

1 Investor Class commenced operations on November 30, 2009.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

7 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 105

Financial Highlights (continued)

Matthews Asia Focus Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Period Ended Dec. 31, 2013[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.30)
Total from investment operations	(0.26)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)
Total distributions	(0.08)
Paid-in capital from redemption fees (Note 4)	—[3]
Net Asset Value, end of period	$9.66
TOTAL RETURN	(2.63%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$6,258
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	3.50%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.71%[5]
Ratio of net investment income (loss) to average net assets	0.64%[5]
Portfolio turnover[6]	16.23%[4]
INSTITUTIONAL CLASS	Period Ended Dec. 31, 2013[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.30)
Total from investment operations	(0.25)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)
Total distributions	(0.09)
Paid-in capital from redemption fees (Note 4)	—[3]
Net Asset Value, end of period	9.66
TOTAL RETURN	(2.48%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,118
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	3.32%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%[5]
Ratio of net investment income (loss) to average net assets	0.79%[5]
Portfolio turnover[6]	16.23%[4]

1 Commenced operations on April 30, 2013.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

106 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$18.02	$15.34	$17.97	$14.29	$10.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.11	0.15	0.11	0.10	0.06
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	3.37	2.53	(2.41)	3.72	4.44
Total from investment operations	3.48	2.68	(2.30)	3.82	4.50
LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)	—	(0.35)	(0.15)	(0.24)
Net realized gains on investments	—	—	—	—	—
Total distributions	(0.33)	—	(0.35)	(0.15)	(0.24)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	0.02	0.01	—[2]
Net Asset Value, end of year	$21.17	$18.02	$15.34	$17.97	$14.29
TOTAL RETURN	19.35%	17.47%	(12.70%)	26.85%	44.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$558,407	$276,884	$259,166	$335,429	$227,651
Ratio of expenses to average net assets	1.12%	1.16%	1.19%	1.19%	1.28%
Ratio of net investment income (loss) to average net assets	0.55%	0.92%	0.63%	0.63%	0.50%
Portfolio turnover	10.77%[3]	44.76%[3]	28.06%[3]	26.33%[3]	58.10%

	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	2013	2012	2011	Dec. 31, 2010[4]
Net Asset Value, beginning of period	$18.08	$15.37	$17.98	$17.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.15	0.17	0.14	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	3.39	2.54	(2.42)	0.47
Total from investment operations	3.54	2.71	(2.28)	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	—	(0.35)	(0.15)
Total distributions	(0.36)	—	(0.35)	(0.15)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	0.02	—
Net Asset Value, end of period	$21.26	$18.08	$15.37	$17.98
TOTAL RETURN	19.63%	17.63%	(12.58%)	2.76%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$227,852	$147,142	$84,302	$8,853
Ratio of expenses to average net assets	0.93%	0.98%	1.03%	0.99%[6]
Ratio of net investment income (loss) to average net assets	0.73%	1.02%	0.84%	0.37%[6]
Portfolio turnover[3]	10.77%	44.76%	28.06%	26.33%[5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

4 Institutional Class commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 107

Financial Highlights (continued)

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$24.42	$20.33	$23.44	$19.23	$11.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.17	0.18	0.10	0.09	0.06
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.72	4.09	(2.78)	4.20	8.27
Total from investment operations	0.89	4.27	(2.68)	4.29	8.33
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.16)	(0.11)	(0.08)	(0.15)
Net realized gains on investments	(0.16)	(0.02)	(0.33)	—	—
Total distributions	(0.32)	(0.18)	(0.44)	(0.08)	(0.15)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	0.01	—[2]	—
Net Asset Value, end of year	$24.99	$24.42	$20.33	$23.44	$19.23
TOTAL RETURN	3.63%	21.00%	(11.41%)	22.30%	75.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$2,954,108	$2,994,026	$2,780,640	$5,196,743	$3,565,745
Ratio of expenses to average net assets	1.09%	1.11%	1.11%	1.09%	1.13%
Ratio of net investment income (loss) to average net assets	0.67%	0.82%	0.44%	0.43%	0.41%
Portfolio turnover	7.73%[3]	6.53%[3]	10.51%[3]	11.43%[3]	13.22%

	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	2013	2012	2011	Dec. 31, 2010[4]
Net Asset Value, beginning of period	$24.41	$20.32	$23.44	$23.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.21	0.21	0.23	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.71	4.10	(2.87)	0.15
Total from investment operations	0.92	4.31	(2.64)	0.16
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.20)	(0.15)	(0.09)
Net realized gains on investments	(0.16)	(0.02)	(0.33)	—
Total distributions	(0.36)	(0.22)	(0.48)	(0.09)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—
Net Asset Value, end of period	$24.97	$24.41	$20.32	$23.44
TOTAL RETURN	3.78%	21.24%	(11.28%)	0.67%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$4,679,039	$3,770,568	$2,029,091	$540,469
Ratio of expenses to average net assets	0.92%	0.95%	0.95%	0.95%[6]
Ratio of net investment income (loss) to average net assets	0.83%	0.95%	1.03%	0.38%[6]
Portfolio turnover[3]	7.73%	6.53%	10.51%	11.43%[5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

4 Institutional Class commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

108 MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Period Ended Dec. 31, 2013[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.05)
Total from investment operations	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	—[3]
Return of capital	(0.01)
Total distributions	(0.01)
Paid-in capital from redemption fees (Note 4)	—[3]
Net Asset Value, end of period	$9.93
TOTAL RETURN	(0.61%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$38,022
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.39%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.98%[5]
Ratio of net investment income (loss) to average net assets	(0.08%)[5]
Portfolio turnover[6]	1.66%[4]
INSTITUTIONAL CLASS	Period Ended Dec.31, 2013[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.07)
Total from investment operations	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	—[3]
Return of capital	(0.02)
Total distributions	(0.02)
Paid-in capital from redemption fees (Note 4)	—[3]
Net Asset Value, end of period	$9.92
TOTAL RETURN	(0.55%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,017
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.21%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.75%[5]
Ratio of net investment income (loss) to average net assets	0.19%[5]
Portfolio turnover[6]	1.66%[4]

1 Commenced operations on April 30, 2013.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 109

Financial Highlights (continued)

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$23.47	$21.51	$29.36	$25.50	$14.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.25	0.30	0.26	0.15	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.33	2.26	(5.78)	3.86	11.12
Total from investment operations	1.58	2.56	(5.52)	4.01	11.21
LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.35)	(0.28)	(0.15)	(0.07)
Net realized gains on investments	(1.95)	(0.25)	(2.06)	(0.02)	—
Total distributions	(2.21)	(0.60)	(2.34)	(0.17)	(0.07)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	0.01	0.02	0.02
Net Asset Value, end of year	$22.84	$23.47	$21.51	$29.36	$25.50
TOTAL RETURN	6.84%	11.96%	(18.93%)	15.77%	78.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$1,286,309	$1,642,090	$1,836,333	$2,939,638	$2,566,005
Ratio of expenses to average net assets	1.08%	1.12%	1.13%	1.15%	1.21%
Ratio of net investment income (loss) to average net assets	1.06%	1.33%	0.93%	0.54%	0.46%
Portfolio turnover	6.29%[3]	9.61%[3]	8.43%[3]	9.98%[3]	5.28%

	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	2013	2012	2011	Dec. 31, 2010[4]
Net Asset Value, beginning of period	$23.45	$21.49	$29.36	$30.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.26	0.36	0.26	(0.04)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.36	2.25	(5.73)	(0.44)
Total from investment operations	1.62	2.61	(5.47)	(0.48)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.40)	(0.34)	(0.16)
Net realized gains on investments	(1.95)	(0.25)	(2.06)	(0.02)
Total distributions	(2.26)	(0.65)	(2.40)	(0.18)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—
Net Asset Value, end of period	$22.81	$23.45	$21.49	$29.36
TOTAL RETURN	6.97%	12.22%	(18.80%)	(1.62%)[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$117,678	$390,744	$288,277	$41,545
Ratio of expenses to average net assets	0.91%	0.91%	0.96%	0.97%[6]
Ratio of net investment income (loss) to average net assets	1.13%	1.58%	0.99%	(0.74%)[6]
Portfolio turnover[3]	6.29%	9.61%	8.43%	9.98%[5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

4 Institutional Class commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

110 MATTHEWS ASIA FUNDS

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$17.51	$13.59	$21.49	$16.29	$8.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.08	0.11	0.11	0.05	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(1.13)	4.17	(7.96)	5.22	8.06
Total from investment operations	(1.05)	4.28	(7.85)	5.27	8.13
LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.09)	(0.07)	(0.09)	(0.10)
Net realized gains on investments	(0.01)	(0.27)	—	—	(0.12)
Total distributions	(0.19)	(0.36)	(0.07)	(0.09)	(0.22)
Paid-in capital from redemption fees (Note 4)	0.01	—[2]	0.02	0.02	0.01
Net Asset Value, end of year	$16.28	$17.51	$13.59	$21.49	$16.29
TOTAL RETURN	(5.90%)	31.54%	(36.48%)	32.53%	97.25%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$427,861	$607,800	$559,337	$1,388,892	$720,925
Ratio of expenses to average net assets	1.13%	1.18%	1.18%	1.18%	1.27%
Ratio of net investment income (loss) to average net assets	0.48%	0.65%	0.58%	0.25%	0.59%
Portfolio turnover	8.70%[3]	7.03%[3]	3.51%[3]	6.14%[3]	18.09%

	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	2013	2012	2011	Dec. 31, 2010[4]
Net Asset Value, beginning of period	$17.53	$13.61	$21.48	$22.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10	0.14	0.16	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(1.11)	4.17	(7.96)	(0.43)
Total from investment operations	(1.01)	4.31	(7.80)	(0.45)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.12)	(0.07)	(0.10)
Net realized gains on investments	(0.01)	(0.27)	—	—
Total distributions	(0.22)	(0.39)	(0.07)	(0.10)
Paid-in capital from redemption fees (Note 4)	0.01	—[2]	—[2]	—
Net Asset Value, end of period	$16.31	$17.53	$13.61	$21.48
TOTAL RETURN	(5.67%)	31.74%	(36.35%)	(2.01%)[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$3,234	$36,166	$26,920	$48,119
Ratio of expenses to average net assets	0.95%	0.98%	0.99%	0.99%[6]
Ratio of net investment income (loss) to average net assets	0.61%	0.87%	0.86%	(0.51%)[6]
Portfolio turnover[3]	8.70%	7.03%	3.51%	6.14%[5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

4 Institutional Class commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 111

Financial Highlights (continued)

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$12.27	$11.34	$12.53	$10.91	$10.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.03	0.10	0.07	0.02	0.10
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	4.12	0.84	(1.06)	2.09	0.92
Total from investment operations	4.15	0.94	(0.99)	2.11	1.02
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.01)	(0.22)	(0.49)	(0.31)
Total distributions	(0.24)	(0.01)	(0.22)	(0.49)	(0.31)
Paid-in capital from redemption fees (Note 4)	0.02	—[2]	0.02	—[2]	0.01
Net Asset Value, end of year	$16.20	$12.27	$11.34	$12.53	$10.91
TOTAL RETURN	34.03%	8.32%	(7.72%)	19.58%	10.06%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$312,988	$82,463	$101,369	$67,805	$88,334
Ratio of expenses to average net assets	1.10%	1.20%	1.22%	1.30%	1.31%
Ratio of net investment income (loss) to average net assets	0.19%	0.81%	0.54%	0.13%	0.97%
Portfolio turnover	22.72%[3]	48.58%[3]	34.94%[3]	46.29%[3]	126.75%

	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	2013	2012	2011	Dec. 31, 2010[4]
Net Asset Value, beginning of period	$12.26	$11.34	$12.53	$11.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06	0.12	0.06	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	4.12	0.84	(1.04)	1.30
Total from investment operations	4.18	0.96	(0.98)	1.29
LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.04)	(0.22)	(0.49)
Total distributions	(0.26)	(0.04)	(0.22)	(0.49)
Paid-in capital from redemption fees (Note 4)	0.02	—[2]	0.01	—
Net Asset Value, end of period	$16.20	$12.26	$11.34	$12.53
TOTAL RETURN	34.27%	8.47%	(7.72%)	11.22%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$59,702	$22,233	$30,302	$4
Ratio of expenses to average net assets	0.96%	1.04%	1.07%	1.08%[6]
Ratio of net investment income (loss) to average net assets	0.41%	0.99%	0.46%	(0.51%)[6]
Portfolio turnover[3]	22.72%	48.58%	34.94%	46.29%[5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

4 Institutional Class commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

112 MATTHEWS ASIA FUNDS

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$5.64	$4.59	$5.14	$4.31	$2.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	—[2]	—[2]	(0.01)	0.01	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.57	1.10	(0.31)	0.93	1.74
Total from investment operations	0.57	1.10	(0.32)	0.94	1.73
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	—	(0.01)	—	—
Net realized gains on investments	(0.24)	(0.05)	(0.22)	(0.11)	(0.17)
Total distributions	(0.26)	(0.05)	(0.23)	(0.11)	(0.17)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—	—
Net Asset Value, end of year	$5.95	$5.64	$4.59	$5.14	$4.31
TOTAL RETURN	10.11%	24.05%	(6.45%)	21.86%	62.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$138,830	$141,247	$141,590	$166,990	$138,371
Ratio of expenses to average net assets	1.13%	1.16%	1.18%	1.21%	1.30%
Ratio of net investment income (loss) to average net assets	0.02%	0.01%	(0.18%)	0.16%	(0.36%)
Portfolio turnover	46.20%[3]	34.84%[3]	30.13%[3]	39.05%[3]	52.47%

	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	2013	2012	2011	Dec. 31, 2010[4]
Net Asset Value, beginning of period	$5.67	$4.61	$5.14	$4.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	—[2]	—[2]	0.17	0.03
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.56	1.11	(0.47)	0.38
Total from investment operations	0.56	1.11	(0.30)	0.41
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	—	(0.01)	—
Net realized gains on investments	(0.24)	(0.05)	(0.22)	(0.11)
Total distributions	(0.27)	(0.05)	(0.23)	(0.11)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—
Net Asset Value, end of period	$5.96	$5.67	$4.61	$5.14
TOTAL RETURN	9.87%	24.16%	(6.05%)	8.51%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$12,283	$8,597	$15,109	$4
Ratio of expenses to average net assets	0.97%	1.00%	1.07%	0.91%[6]
Ratio of net investment income (loss) to average net assets	(0.03%)	(0.07%)	3.37%	3.74%[6]
Portfolio turnover[3]	46.20%	34.84%	30.13%	39.05%[5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

4 Institutional Class commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.
matthewsasia.com | 800.789.ASIA 113

Financial Highlights (continued)

Matthews Asia Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$18.13	$14.77	$21.16	$15.79	$7.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.11	0.17	0.15	0.04	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.19	3.36	(4.35)	5.55	8.04
Total from investment operations	1.30	3.53	(4.20)	5.59	8.06
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.09)	(0.17)	(0.09)	(0.05)
Net realized gains on investments	—	(0.08)	(2.04)	(0.15)	(0.15)
Total distributions	(0.09)	(0.17)	(2.21)	(0.24)	(0.20)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	0.02	0.02	0.04
Net Asset Value, end of year	$19.34	$18.13	$14.77	$21.16	$15.79
TOTAL RETURN	7.19%	23.92%	(20.03%)	35.54%	103.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$407,352	$366,753	$258,944	$547,094	$109,726
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.47%	1.50%	1.52%	1.59%	2.90%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.47%	1.50%	1.52%	1.63%	2.00%
Ratio of net investment income (loss) to average net assets	0.58%	1.06%	0.76%	0.24%	0.13%
Portfolio turnover[3]	37.01%	27.95%	19.97%	23.99%	21.39%

INSTITUTIONAL CLASS	Period Ended Dec. 31, 2013[4]
Net Asset Value, beginning of period	$19.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.18
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.16)
Total from investment operations	0.02
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)
Net realized gains on investments	—
Total distributions	(0.13)
Paid-in capital from redemption fees (Note 4)	—[2]
Net Asset Value, end of period	$19.33
TOTAL RETURN	0.13%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$44,769
Ratio of expenses to average net assets	1.25%[6]
Ratio of net investment income (loss) to average net assets	1.39%[6]
Portfolio turnover	37.01%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole for the entire year without distinguishing between classes of shares issued.

4 Institutional Class commenced operations on April 30, 2013.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

114 MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31		Period Ended
INVESTOR CLASS	2013	2012	Dec. 31, 2011[1]
Net Asset Value, beginning of period	$7.76	$7.04	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.02	0.03	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	2.22	0.68	(2.96)
Total from investment operations	2.24	0.71	(2.98)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.02)	(0.01)
Total distributions	(0.11)	(0.02)	(0.01)
Paid-in capital from redemption fees (Note 4)	—[3]	0.03	0.03
Net Asset Value, end of period	$9.89	$7.76	$7.04
TOTAL RETURN	28.85%	10.53%	(29.51%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$26,674	$10,266	$4,493
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.04%	3.26%	5.32%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	2.00%	2.00%	2.00%[5]
Ratio of net investment income (loss) to average net assets	0.17%	0.40%	(0.53%)[5]
Portfolio turnover	10.28%	34.01%	6.08%[4]

1 Investor Class commenced operations on May 31, 2011.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 115

Financial Highlights (continued)

Matthews Asia Science and Technology Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$9.29	$8.16	$9.89	$8.02	$4.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	0.03	0.02	0.03	—[2]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	3.30	1.12	(1.74)	1.86	3.31
Total from investment operations	3.31	1.15	(1.72)	1.89	3.31
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.02)	(0.02)	(0.02)	—
Total distributions	(0.01)	(0.02)	(0.02)	(0.02)	—
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	0.01	—[2]	—[2]
Net Asset Value, end of year	$12.59	$9.29	$8.16	$9.89	$8.02
TOTAL RETURN	35.61%	14.11%	(17.26%)	23.58%	70.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$111,751	$131,629	$153,349	$190,436	$130,367
Ratio of expenses to average net assets	1.18%	1.18%	1.21%	1.26%	1.40%
Ratio of net investment income (loss) to average net assets	0.07%	0.30%	0.23%	0.35%	0.30%
Portfolio turnover	62.04%[3]	45.76%	65.47%	61.61%	83.27%

INSTITUTIONAL CLASS	Period Ended Dec. 31, 2013[4]
Net Asset Value, beginning of period	$10.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	2.48
Total from investment operations	2.52
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)
Total distributions	(0.03)
Paid-in capital from redemption fees (Note 4)[2]	—
Net Asset Value, end of period	$12.58
TOTAL RETURN	24.99%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$49,236
Ratio of expenses to average net assets	1.00%[6]
Ratio of net investment income (loss) to average net assets	0.56%[6]
Portfolio turnover	62.04%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole for the entire year without distinguishing between classes of share issues.

4 Institutional Class commenced operations on April 30, 2013.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

116 MATTHEWS ASIA FUNDS

Notes to Financial Statements

1.  ORGANIZATION

Matthews Asia Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently issues fifteen separate series of shares (each a "Fund" and collectively, the "Funds"): Matthews Asia Strategic Income Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Focus Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Emerging Asia Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund. Each Fund except for Matthews China Small Companies Fund currently offers two classes of shares: Investor Class and Institutional Class. Matthews China Small Companies Fund currently offers only Investor Class shares. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class. Effective June 14, 2013 and October 25, 2013, the Matthews Asia Dividend Fund and Matthews Pacific Tiger Fund, respectively were closed to new investors, but will continue to accept investments from existing shareholders.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.  SECURITY VALUATION: The value of the Funds' securities is based on market quotations for those securities, or on their fair value determined by the valuation policies approved by the Funds' Board of Trustees (the "Board"). Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews International Capital Management, LLC ("Matthews"), in accordance with procedures established by the Funds' Board. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Financial futures contracts traded on exchanges are valued at their settlement price. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the New York Stock Exchange ("NYSE"). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The Board has delegated the responsibility of making fair value determinations to the Funds' Valuation Committee (the "Valuation Committee") subject to the Funds' Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value ("NAV") may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board's oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value in accordance with pricing policies. The fair value of a security held by the Funds may be determined using the services of third-party pricing services to assist in this process.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.  FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States ("U.S. GAAP"), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). Various inputs are used in determining the fair value of investments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

Level 3 securities consist of equities that, as of December 31, 2013, were suspended from trading. As described in Note 2-A, these securities are valued based on their fair value as determined under the direction of the Board. The significant unobservable inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 securities. Level 2 equity securities consist primarily of securities that have been fair valued by third-party pricing services (see Note 2-A).

matthewsasia.com | 800.789.ASIA 117

Notes to Financial Statements (continued)

The summary of inputs used to determine the fair valuation of the Fund's investments and derivative financial instruments as of December 31, 2013 is as follows:

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund
Assets:
Investment:
Level 1: Quoted Prices
Common Equities:
Australia	$—	$304,823,331	$508,175,714	$945,727	$19,616,723
China/Hong Kong	—	299,583,314	743,236,821	1,226,629	52,592,713
India	—	—	107,220,362	260,617	39,468,631
Indonesia	—	55,352,400	28,530,649	—	5,380,332
Malaysia	421,310	322,883,907	128,089,757	939,132	19,542,264
New Zealand	—	64,009,393	—	—	—
Singapore	1,039,819	628,264,552	438,124,712	800,305	10,343,840
Sri Lanka	—	—	—	—	35,155,777
Taiwan	—	174,796,358	331,454,835	315,047	32,425,675
Thailand	—	—	88,803,994	—	—
United Kingdom	—	80,109,924	—	215,751	—
United States	—	—	—	323,984	—
Vietnam	—	58,196,884	47,507,649	—	17,167,923
Preferred Equities:
South Korea	—	26,464,984	—	—	—
Warrants:
Sri Lanka	—	—	—	—	653,834
Level 2: Other Significant Observable Inputs
Foreign Government Obligations[a]	11,583,472	—	—	—	—
Non-Convertible Corporate Bonds[a]	28,102,982	—	—	—	—
Convertible Corporate Bonds[a]	2,922,500	507,123,255	—	—	—
Common Equities:
China/Hong Kong	436,053	674,878,208	1,166,297,978	1,429,012	49,562,235
Indonesia	—	58,735,871	288,799,721	627,759	45,492,571
Japan	—	342,195,414	1,450,849,908	—	391,872,393
Philippines		76,467,848	55,673,358	—	19,139,025
South Korea	—	221,007,255	121,198,837	441,448	—
Switzerland	—	—	—	345,046	—
Taiwan	—	—	—	—	26,666,009
Thailand	515,375	170,634,169	—	509,084	—
Preferred Equities:
South Korea	—	226,574,825	138,156,493	—	—
Total Market Value of Investments	$45,021,511	$4,292,101,892	$5,642,120,788	$8,379,541	$765,079,945

a  Industry, countries, or security types are disclosed on the Schedule of Investments.

Matthews Asia Strategic Income Fund
Derivative Financial Instruments[1]
Assets:
Level 1: Quoted Prices
Interest Rate Futures Contracts	$64,922
Level 2: Other Significant Observable Inputs
Foreign Currency Exchange Contracts	37,595
Total Market Value of Derivative Financial Instruments	$102,517

1  Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

118 MATTHEWS ASIA FUNDS

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$15,870,470	$49,652,231	$45,501,025	$—	$3,205,721	$2,597,450
Consumer Staples	3,765,533	—	90,217,120	—	—	—
Financials	8,602,477	7,673,400	93,713,953	—	649,220	1,038,810
Health Care	11,333,915	36,293,388	16,802,492	951,657	—	2,639,741
Industrials	12,871,574	9,467,747	90,157,973	—	—	2,962,341
Information Technology	2,617,759	78,498,777	27,768,039	—	—	843,305
Materials	—	—	53,605,665	—	2,423,699	—
Telecommunication Services	7,416,136	18,855,774	—	—	5,352,388	—
Utilities	—	—	13,888,736	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	32,547,761	183,017,112	—	58,861,998	38,174,203	3,084,428
Consumer Staples	4,230,978	161,651,271	—	33,955,138	18,298,465	222,498
Energy	4,823,099	87,148,873	—	—	3,454,400	560,827
Financials	11,213,597	284,829,802	—	83,216,799	24,795,209	2,489,208
Health Care	—	51,893,429	—	35,924,001	3,510,254	2,466,222
Industrials	13,852,192	130,762,581	—	77,821,053	5,109,931	2,638,590
Information Technology	3,908,848	172,044,590	—	50,958,363	16,331,585	1,548,378
Materials	4,302,343	—	—	8,916,645	2,632,985	1,020,140
Telecommunication Services	—	51,396,352	—	13,276,691	—	—
Utilities	5,284,768	77,575,162	—	—	—	1,488,487
Preferred Equities:
Consumer Discretionary	—	—	—	—	8,154,868	—
Consumer Staples	—	—	—	—	934,637	—
Energy	—	—	—	—	1,222,965	—
Financials	—	—	—	—	6,543,151	—
Information Technology	—	—	—	—	4,684,112	—
Materials	—	—	—	—	3,445,907	—
Level 3: Significant Unobservable Inputs
Common Equities:
Information Technology	—	—	—	—	—	7,544
Total Market Value of Investments	$142,641,450	$1,400,760,489	$431,655,003	$363,882,345	$148,923,700	$25,607,969

matthewsasia.com | 800.789.ASIA 119

Notes to Financial Statements (continued)

	Matthews Pacific Tiger Fund	Matthews Emerging Asia Fund	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Australia	$—	$574,286	$—	$—
Bangladesh	—	2,664,095	—	—
China/Hong Kong	404,333,650	1,783,672	26,062,384	40,362,445
India	1,198,388,618	6,444,202	68,732,411	11,918,148
Indonesia	13,468,845	—	7,278,299	—
Malaysia	391,127,802	1,486,737	33,447,343	—
Singapore	151,076,261	1,193,359	33,676,524	—
Sri Lanka	—	5,902,339	—	—
South Korea	—	—	—	3,971,206
Taiwan	722,440,342	1,257,270	54,717,705	21,603,885
Vietnam	125,578,523	2,898,000	—	—
United States	—	—	—	4,122,210
Rights:
Malaysia	—	—	130,747	—
Warrants:
Malaysia	11,709,549	—	—	—
Sri Lanka	—	32,968	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Bangladesh	—	1,415,322	—	—
Cambodia	—	1,428,145	—	—
China/Hong Kong	1,762,985,252	5,220,985	93,960,760	16,174,218
Indonesia	547,963,160	1,659,966	31,683,737	1,569,157
Japan	—	—	—	35,907,164
Philippines	156,313,603	3,253,050	23,687,604	—
South Korea	1,325,945,517	—	28,911,631	16,202,899
Switzerland	136,810,514	—	—	—
Thailand	416,493,594	1,723,465	31,449,410	—
Preferred Equities:
South Korea	—	—	—	4,562,296
Level 3: Significant Unobservable Inputs
Common Equities:
China/Hong Kong	—	—	514	—
Total Market Value of Investments	$7,364,635,230	$38,937,861	$433,739,069	$156,393,628

Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy (see Note 2-B). Certain foreign securities may be fair valued by external pricing services when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable. Such fair valuations are typically categorized as Level 2 in the fair value hierarchy. The Funds' policy is to recognize transfers in and transfers out as of the beginning of the reporting period. At December 31, 2013, the Funds utilized third party pricing services to fair value certain markets which were different than markets which utilized third party pricing services at December 31, 2012. As a result, certain securities held by the Funds were transferred from Level 2 into Level 1 and certain securities held by the Funds were transferred from Level 1 into Level 2 with beginning of period values as follows:

	Transfer to Level 1 from Level 2	Transfer to Level 2 from Level 1
Matthews Asia Strategic Income Fund	$944,940	$—
Matthews Asian Growth and Income Fund	1,073,841,927	—
Matthews Asia Dividend Fund	827,986,845	—
Matthews China Dividend Fund	11,611,486	1,503,892
Matthews Asia Growth Fund	132,237,072	—
Matthews Pacific Tiger Fund	2,255,274,040	94,394,016
Matthews India Fund	414,091,420	—
Matthews Japan Fund	—	3,951,636
Matthews Korea Fund	2,198,901	5,150,775
Matthews Asia Small Companies Fund	106,089,449	7,992,257
Matthews China Small Companies Fund	1,129,750	—
Matthews Asia Science and Technology Fund	19,370,670	2,625,036

120 MATTHEWS ASIA FUNDS

A reconciliation of Level 3 investments for which significant unobservable inputs were used to determine value are as follows:

	Matthews Asia Strategic Income Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund
	Non-Convertible Corporate Bonds	Common Equities — China	Common Equities — Information Technology
Balance as of 12/31/12 (market value)	$212,844	$190,601	$10,064
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized (depreciation)	—	(190,087)	(2,520)
Purchases	—	—	—
Sales	—	—	—
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	(212,844)	—	—
Balance as of 12/31/13 (market value)	$—	$514	$7,544
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 12/31/13**	$—	($190,087)	($2,520)

*  The Fund's policy is to recognize transfers in and transfer out as of the beginning of the reporting period.

**  Included in the related amounts on the Statements of Operations.

Certain foreign securities, for which market quotations are not readily available, may be fair valued and classified as either Level 2 or Level 3. When the underlying inputs include significant observable inputs obtained from sources independent of the Funds, the securities are classified as Level 2. When the underlying inputs include significant unobservable inputs and reflect assumptions of market participants, the securities are classified as Level 3. As of December 31, 2013, the Funds utilized significant observable inputs including evaluated prices from the Funds' pricing vendors, day-on-day price changes, primary and ancillary pricing sources, and other available independent market indicators of value as well as significant unobservable inputs. As a result, certain securities held by the Funds that were previously classified as Level 3 were transferred to Level 2.

C.  RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including both in countries where you invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal or funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or "capital controls" that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company's operations, and make obtaining information about them more difficult (or such information may be unavailable).

Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

D.  INCOME AND WITHHOLDING TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for year ended December 31, 2013. Therefore, no federal income tax provision is required.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that

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Notes to Financial Statements (continued)

exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

E.  OFFERING COSTS: Offering costs are amortized on a straight-line basis over one year from each Fund's respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund's offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

F.  DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund and Matthews Asia Strategic Income Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Each of the other Funds distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The tax character of distributions paid for the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

YEAR ENDED DECEMBER 31, 2013	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Taxable Distributions
Matthews Asia Strategic Income Fund	$1,861,692	$29,972	$—	$1,891,664
Matthews Asian Growth and Income Fund	110,108,786	27,369,456	—	137,478,242
Matthews Asia Dividend Fund	212,274,517	—	—	212,274,517
Matthews China Dividend Fund	2,377,974	—	—	2,377,974
Matthews Asia Focus Fund	69,741	—	—	69,741
Matthews Asia Growth Fund	12,349,014	—	—	12,349,014
Matthews Pacific Tiger Fund	56,207,775	48,148,449	—	104,356,224
Matthews Emerging Asia Fund	2,126	—	35,732	37,858
Matthews China Fund	15,661,208	113,790,581	—	129,451,789
Matthews India Fund	4,882,634	372,297	—	5,254,931
Matthews Japan Fund	5,469,366	—	—	5,469,366
Matthews Korea Fund	462,570	5,865,278	—	6,327,848
Matthews Asia Small Companies Fund	2,154,826	—	—	2,154,826
Matthews China Small Companies Fund	278,033	—	—	278,033
Matthews Asia Science and Technology Fund	187,291	—	—	187,291

YEAR ENDED DECEMBER 31, 2012	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asia Strategic Income Fund	$1,071,273	$—	$1,071,273
Matthews Asian Growth and Income Fund	98,152,492	—	98,152,492
Matthews Asia Dividend Fund	126,711,755	—	126,711,755
Matthews China Dividend Fund	1,507,751	—	1,507,751
Matthews Pacific Tiger Fund	48,170,065	5,452,552	53,622,617
Matthews China Fund	29,496,720	20,769,147	50,265,867
Matthews India Fund	3,397,479	9,900,700	13,298,179
Matthews Japan Fund	151,272	—	151,272
Matthews Korea Fund	—	1,400,563	1,400,563
Matthews Asia Small Companies Fund	1,711,579	1,439,816	3,151,395
Matthews China Small Companies Fund	24,817	—	24,817
Matthews Asia Science and Technology Fund	297,871	—	297,871

G.  INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is generally recorded on the ex-dividend date. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

H.  FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

I.  CASH OVERDRAFTS: When cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in "Other expenses" on the Statements of Operations.

122 MATTHEWS ASIA FUNDS

J.  USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

Matthews Asia Strategic Income Fund engages in derivative transactions for a variety of purposes, including managing interest rate, currency and credit exposure. In particular, the Fund may seek to take on currency exposure by using derivatives such as currency forwards, and the Fund may also employ a currency overlay strategy in an effort to enhance returns and moderate volatility. Derivative financial instruments and transactions in which the Fund may engage include financial futures contracts and forward foreign currency exchange contracts. The currency overlay strategy involves long and short positions on one or more currencies. As a result, the Fund's exposure to a currency could exceed the value of the Fund's assets and could be exposed to currency risk whether or not it holds a bond or other instrument denominated in that currency. The gross notional value of derivative financial instruments and transactions could exceed the value of the Fund's net assets, although the net market value of these instruments and transactions, on a marked-to-market basis, at most times, is expected to be substantially lower. The primary risks associated with the use of derivative financial instruments are: (i) Matthews may not correctly predict the direction of currency exchange rates, interest rates, security prices, or other economic factors; (ii) Matthews may not correctly predict changes in the value of derivative financial instruments and related underlying instruments or assets, which may result in disproportionately increased losses and/or reduced opportunities for gains; (iii) imperfect correlation between the change in market value of the securities held by the Fund and the price of financial futures contracts; (iv) the lack of, or a reduction in the liquidity of, any secondary market for the instrument, and the resulting inability to close position (or exit the position) when desired; (v) losses, which are potentially unlimited, due to unanticipated market movements; (vi) the value of the instrument may change unfavorably due to movements in the value of the referenced foreign currencies; (vii) the Fund may suffer disproportionately heavy losses relative to the amount invested; (viii) changes in the value of the derivatives may not match or fully offset changes in the value of hedged or related portfolio securities, thereby failing to achieve the hedging or investment purpose for the derivative transaction; and (ix) the other party to the instrument may fail to fulfill its obligation.

Financial Futures Contracts: Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Fund agrees to receive from or pay an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Forward Foreign Currency Exchange Contracts: A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Derivative Financial Instruments Categorized by Risk Exposure:

As of December 31, 2013, the fair values of derivative financial instruments were as follows:

	Statement of Assets and Liabilities Location	Matthews Asia Strategic Income Fund
	Asset Derivatives
Interest rate contracts	Unrealized appreciation on financial futures contracts*	$64,922
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	37,595
Total		$102,517

*  Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day's margin variation is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2013, the effect of derivative financial instruments on the Statements of Operations were as follows:

Derivative type	Statement of Operations Location	Matthews Asia Strategic Income Fund
Net Realized Gain (Loss)
Interest rate contracts:
Financial futures contracts	Net realized gain (loss) on financial futures contracts	$21,000
Foreign currency contracts:
Foreign currency exchange contracts	Net realized gain (loss) on foreign currency related transactions	($581,675)
Net Change in Unrealized Appreciation (Depreciation)
Interest rate contracts:
Financial futures contracts	Net change in unrealized appreciation/depreciation on financial futures contracts	$64,922
Foreign currency contracts:
Foreign currency exchange contracts	Net change in unrealized appreciation/depreciation on foreign currency related translations	$37,595

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Notes to Financial Statements (continued)

For the year ended December 31, 2013, the end of quarter average balances of outstanding derivative financial instruments were as follows:

Matthews Asia Strategic Income Fund
Financial Futures Contracts (Interest Rate Risk):
Average number of contracts sold	18
Average total notional value of contracts sold	$2,201,172
Forward Foreign Currency Exchange Contracts (Foreign Currency Exchange Risk):
Average number of contracts—U.S. dollars purchased	6
Average total U.S. dollar amounts purchased	$6,499,152
Average number of contracts—U.S. dollars sold	7
Average total U.S. dollar amounts sold	$6,801,223

4. CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
MATTHEWS ASIA STRATEGIC INCOME FUND
Investor Class
Shares sold	3,745,840	$40,829,249	2,220,740	$23,251,177
Shares issued through reinvestment of distributions	150,938	1,585,049	76,233	804,134
Shares redeemed	(2,967,175)	(30,908,607)	(356,564)	(3,708,303)
Net increase (decrease)	929,603	$11,505,691	1,940,409	$20,347,008
Institutional Class
Shares sold	152,518	$1,666,843	23,391	$243,178
Shares issued through reinvestment of distributions	25,259	264,495	23,315	244,478
Shares redeemed	(15,229)	(160,251)	(4,068)	(42,389)
Net increase (decrease)	162,548	$1,771,087	42,638	$445,267
MATTHEWS ASIAN GROWTH AND INCOME FUND
Investor Class
Shares sold	50,910,142	$975,445,062	48,595,863	$838,808,054
Shares issued through reinvestment of distributions	5,201,327	95,757,860	4,151,037	71,385,411
Shares redeemed	(55,522,506)	(1,058,702,543)	(35,314,194)	(596,940,180)
Net increase (decrease)	588,963	$12,500,379	17,432,706	$313,253,285
Institutional Class
Shares sold	24,431,571	$465,841,409	17,034,591	$287,562,186
Shares issued through reinvestment of distributions	1,836,588	33,834,591	1,181,732	20,331,566
Shares redeemed	(13,055,475)	(248,454,495)	(7,436,624)	(126,769,784)
Net increase (decrease)	13,212,684	$251,221,505	10,779,699	$181,123,968
MATTHEWS ASIA DIVIDEND FUND
Investor Class
Shares sold	99,621,023	$1,546,841,400	77,762,477	$1,065,544,525
Shares issued through reinvestment of distributions	8,220,277	125,957,575	6,181,131	85,229,647
Shares redeemed	(63,387,585)	(985,525,489)	(47,838,310)	(650,928,607)
Net increase (decrease)	44,453,715	$687,273,486	36,105,298	$499,845,565
Institutional Class
Shares sold	85,294,760	$1,322,202,668	41,658,452	$570,550,284
Shares issued through reinvestment of distributions	2,778,193	42,599,649	1,317,635	18,233,019
Shares redeemed	(15,174,466)	(236,397,745)	(7,254,225)	(100,020,697)
Net increase (decrease)	72,898,487	$1,128,404,572	35,721,862	$488,762,606

124 MATTHEWS ASIA FUNDS

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
MATTHEWS CHINA DIVIDEND FUND
Investor Class
Shares sold	8,605,528	$110,622,425	3,176,426	$37,085,392
Shares issued through reinvestment of distributions	151,856	1,870,520	122,584	1,396,131
Shares redeemed	(4,410,569)	(55,811,935)	(1,107,850)	(12,362,523)
Net increase (decrease)	4,346,815	$56,681,010	2,191,160	$26,119,000
Institutional Class
Shares sold	1,904,137	$24,649,821	16,213	$189,562
Shares issued through reinvestment of distributions	30,796	381,714	387	4,528
Shares redeemed	(146,558)	(1,921,676)	(1,474)	(17,286)
Net increase (decrease)	1,788,375	$23,109,859	15,126	$176,804
MATTHEWS ASIA FOCUS FUND*
Investor Class
Shares sold	846,121	$8,348,637
Shares issued through reinvestment of distributions	5,290	49,775
Shares redeemed	(203,646)	(1,913,944)
Net increase (decrease)	647,765	$6,484,468
Institutional Class
Shares sold	244,995	$2,335,477
Shares issued through reinvestment of distributions	2,092	19,683
Shares redeemed	(27,857)	(266,324)
Net increase (decrease)	219,230	$2,088,836
MATTHEWS ASIA GROWTH FUND
Investor Class
Shares sold	14,878,768	$299,712,557	3,721,046	$63,331,425
Shares issued through reinvestment of distributions	295,056	6,163,723	—	—
Shares redeemed	(4,166,027)	(84,404,359)	(5,248,807)	(88,329,897)
Net increase (decrease)	11,007,797	$221,471,921	(1,527,761)	($24,998,472)
Institutional Class
Shares sold	3,098,066	$63,221,456	4,863,307	$83,083,414
Shares issued through reinvestment of distributions	182,774	3,832,779	—	—
Shares redeemed	(698,970)	(14,388,918)	(2,211,230)	(37,298,229)
Net increase (decrease)	2,581,870	$52,665,317	2,652,077	$45,785,185
MATTHEWS PACIFIC TIGER FUND
Investor Class
Shares sold	27,012,739	$672,355,297	27,777,515	$621,796,389
Shares issued through reinvestment of distributions	1,385,477	34,498,321	811,853	19,598,132
Shares redeemed	(32,772,349)	(809,094,334)	(42,748,798)	(959,086,345)
Net increase (decrease)	(4,374,133)	($102,240,716)	(14,159,430)	($317,691,824)
Institutional Class
Shares sold	64,636,522	$1,596,651,346	79,998,608	$1,801,060,227
Shares issued through reinvestment of distributions	1,387,312	34,516,325	597,916	14,421,744
Shares redeemed	(33,128,054)	(820,516,878)	(25,944,049)	(589,366,627)
Net increase (decrease)	32,895,780	$810,650,793	54,652,475	$1,226,115,344

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Notes to Financial Statements (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
MATTHEWS EMERGING ASIA FUND*
Investor Class
Shares sold	4,251,615	$41,780,099
Shares issued through reinvestment of distributions	3,360	32,761
Shares redeemed	(426,089)	(4,022,586)
Net increase (decrease)	3,828,886	$37,790,274
Institutional Class
Shares sold	214,207	$2,140,969
Shares issued through reinvestment of distributions	517	5,040
Shares redeemed	(11,439)	(109,811)
Net increase (decrease)	203,285	$2,036,198
MATTHEWS CHINA FUND
Investor Class
Shares sold	9,603,494	$227,616,931	13,170,343	$300,777,524
Shares issued through reinvestment of distributions	5,068,913	114,658,721	1,706,904	38,849,124
Shares redeemed	(28,310,189)	(648,793,241)	(30,279,030)	(679,455,872)
Net increase (decrease)	(13,637,782)	($306,517,589)	(15,401,783)	($339,829,224)
Institutional Class
Shares sold	2,060,633	$48,716,752	11,827,474	$270,914,455
Shares issued through reinvestment of distributions	407,596	9,211,677	89,313	2,030,100
Shares redeemed	(13,975,418)	(319,349,884)	(8,663,672)	(193,876,060)
Net increase (decrease)	(11,507,189)	($261,421,455)	3,253,115	$79,068,495
MATTHEWS INDIA FUND
Investor Class
Shares sold	4,172,828	$68,392,848	5,201,385	$85,925,731
Shares issued through reinvestment of distributions	309,531	4,998,780	681,987	11,818,835
Shares redeemed	(12,908,744)	(209,732,996)	(12,325,063)	(198,687,083)
Net increase (decrease)	(8,426,385)	($136,341,368)	(6,441,691)	($100,942,517)
Institutional Class
Shares sold	40,050	$699,162	93,829	$1,552,011
Shares issued through reinvestment of distributions	2,746	44,395	46,125	799,816
Shares redeemed	(1,907,618)	(24,781,929)	(55,380)	(949,348)
Net increase (decrease)	(1,864,822)	($24,038,372)	84,574	$1,402,479
MATTHEWS JAPAN FUND
Investor Class
Shares sold	18,828,332	$287,144,412	2,552,518	$30,321,153
Shares issued through reinvestment of distributions	254,335	4,076,983	6,087	72,984
Shares redeemed	(6,485,310)	(97,714,790)	(4,778,502)	(56,073,619)
Net increase (decrease)	12,597,357	$193,506,605	(2,219,897)	($25,679,482)
Institutional Class
Shares sold	1,963,683	$28,804,131	490,430	$5,822,798
Shares issued through reinvestment of distributions	44,482	713,048	3,074	36,828
Shares redeemed	(136,248)	(2,132,289)	(1,352,621)	(16,016,970)
Net increase (decrease)	1,871,917	$27,384,890	(859,117)	($10,157,344)
MATTHEWS KOREA FUND
Investor Class
Shares sold	3,278,133	$18,476,568	3,004,174	$15,405,145
Shares issued through reinvestment of distributions	958,600	5,569,465	227,370	1,261,906
Shares redeemed	(5,922,961)	(32,598,761)	(9,016,025)	(45,221,382)
Net increase (decrease)	(1,686,228)	($8,552,728)	(5,784,481)	($28,554,331)

*  Investor Class and Institutional Class commencement of operations on April 30, 2013.

126 MATTHEWS ASIA FUNDS

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	7,577,356	$41,070,000	8,618,940	$42,519,900
Shares redeemed	(7,034,105)	(38,579,275)	(10,380,179)	(48,255,856)
Net increase (decrease)	543,251	$2,490,725	(1,761,239)	($5,735,956)
MATTHEWS ASIA SMALL COMPANIES FUND
Investor Class
Shares sold	8,112,960	$153,340,855	9,095,379	$152,711,909
Shares issued through reinvestment of distributions	95,242	1,826,741	161,312	2,845,544
Shares redeemed	(7,380,126)	(140,788,302)	(6,558,137)	(106,965,033)
Net increase (decrease)	828,076	$14,379,294	2,698,554	$48,592,420
Institutional Class*
Shares sold	2,625,749	$51,018,053
Shares issued through reinvestment of distributions	4,794	91,895
Shares redeemed	(314,881)	(5,822,176)
Net increase (decrease)	2,315,662	$45,287,772
MATTHEWS CHINA SMALL COMPANIES FUND
Investor Class
Shares sold	1,988,275	$17,263,500	1,094,940	$8,135,914
Shares issued through reinvestment of distributions	28,896	277,117	3,294	24,605
Shares redeemed	(643,558)	(5,589,693)	(413,179)	(3,008,148)
Net increase (decrease)	1,373,613	$11,950,924	685,055	$5,152,371
MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND
Investor Class
Shares sold	979,122	$10,756,975	667,622	$5,929,115
Shares issued through reinvestment of distributions	5,373	65,713	29,966	274,795
Shares redeemed	(6,280,700)	(64,340,033)	(5,327,248)	(46,483,548)
Net increase (decrease)	(5,296,205)	($53,517,345)	(4,629,660)	($40,279,638)
Institutional Class*
Shares sold	3,902,817	$40,192,941
Shares issued through reinvestment of distributions	9,751	119,153
Net increase (decrease)	3,912,568	$40,312,094

*  Institutional Class commenced operations on April 30, 2013.

The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if shareholders sell or exchange their shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant an exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve a substantial risk of the type of harm that the policy is designed to avoid. The Funds may also waive the imposition of redemption fees in certain circumstances. For more information on this policy, please see the Funds' prospectuses. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

5.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews, a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to an Investment Advisory Agreement dated August 13, 2004, as amended (the "Advisory Agreement"), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Asia Strategic Income Fund, Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund pays Matthews 0.75% of their annual aggregate average daily net assets up to $2 billion, 0.6834% of the annual aggregate average daily net assets between $2 billion and $5 billion, and 0.65% of the annual aggregate average daily net assets between $5 billion and $25 billion, and 0.64% of the annual aggregate average daily net assets over $25 billion. Matthews Asia Strategic Income Fund pays Matthews an annual fee of 0.65% of its annual average daily net assets pursuant to the Advisory Agreement. Each of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund pays Matthews an annual fee of 1.00% of their annual average daily net assets pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee of one-twelfth (1/12) of the management fee of the Fund's average daily net asset value.

Under a written agreement between the Funds and Matthews, Matthews agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. For Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund, this level is 2.00%. For Matthews Asian Growth and Income Fund, Matthews Asia Growth Fund and Matthews Pacific Tiger Fund, this level

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Notes to Financial Statements (continued)

is 1.90%. For Matthews Asia Dividend Fund and Matthews China Dividend Fund, this level is 1.50%. For Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund, Matthews agrees to waive fees and reimburse expenses to each Fund if its expense ratio exceeds 1.25%, 1.75%, 2.00%, respectively, for the Institutional Class and agrees to reduce the expense ratio by an equal amount for the Investor Class. Because certain expenses of the Investor Class for Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund may be higher than the Institutional Class, the expense ratio of the Investor Class may exceed 1.25%, 1.75%, or 2.00%, respectively. In turn, if a Fund's expenses fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed its expense limitation. For each Fund other than Matthews Asia Focus Fund and Matthews Emerging Asia Fund, this agreement will continue through at least August 31, 2014. For Matthews Asia Focus Fund and Matthews Emerging Asia Fund, this agreement will continue through at least August 31, 2015. These agreements may be extended for additional periods for each of the Funds.

On December 31, 2013, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2014	2015	2016
Matthews Asia Strategic Income Fund	$22,795	$161,965	$41,268
Matthews Asia Focus Fund	—	—	87,951
Matthews Emerging Asia Fund	—	—	85,829
Matthews China Small Companies Fund	76,945	76,425	7,801

Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews Asia Science and Technology Fund had no amounts available for recoupment and no amounts recouped during the year ended December 31, 2013.

Matthews has also agreed to waive fees and reimburse additional expenses for the Institutional Class of Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund on a voluntary basis if its expense ratio exceeds 1.00%, 1.50%, 1.75%, respectively. Furthermore, any amounts voluntarily waived by Matthews with respect to the Institutional Class of Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund, excluding any voluntary waiver of class-specific shareholder servicing fees, may also be waived for the Investor Class of Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund. These voluntary waivers and/or reimbursements may be terminated at any time in the sole and absolute discretion of Matthews, subject to prior notice to the Board of Trustees.

Investment advisory fees charged, waived, reimbursed and recaptured for the year ended December 31, 2013, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Recapture of Previously Waived Fees	Net Advisory Fee/ Reimbursement
Matthews Asia Strategic Income Fund	$342,529	($41,268)	$—	$301,261
Matthews Asian Growth and Income Fund	29,911,798	—	—	29,911,798
Matthews Asia Dividend Fund	34,737,711	—	—	34,737,711
Matthews China Dividend Fund	793,795	—	104,529	898,324
Matthews Asia Focus Fund	32,399	(87,951)	—	(55,552)
Matthews Asia Growth Fund	4,225,929	—	—	4,225,929
Matthews Pacific Tiger Fund	48,602,934	—	—	48,602,934
Matthews Emerging Asia Fund	205,456	(85,829)	—	119,627
Matthews China Fund	10,995,785	—	—	10,995,785
Matthews India Fund	3,511,555	—	—	3,511,555
Matthews Japan Fund	1,649,630	—	—	1,649,630
Matthews Korea Fund	949,149	—	—	949,149
Matthews Asia Small Companies Fund	4,112,567	—	—	4,112,567
Matthews China Small Companies Fund	192,536	(7,801)	—	184,735
Matthews Asia Science and Technology Fund	908,992	—	—	908,992

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $739,000 in aggregate for regular compensation during the year ended December 31, 2013.

The Funds have a Shareholder Services Agreement, in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds pay 0.25% of their aggregate average daily net assets between $0 and $2 billion, 0.1834% of their aggregate average daily net assets between $2 billion and $5 billion, 0.15% of their aggregate average daily net assets between $5 billion and $7.5 billion, 0.125% of their aggregate average daily net assets between $7.5 billion and $15 billion and 0.11% of their aggregate average daily net assets between $15 billion and $22.5 billion, and 0.10% of their aggregate average daily net assets over $22.5 billion.

128 MATTHEWS ASIA FUNDS

Administration and shareholder servicing fees charged, for the year ended December 31, 2013, were as follows:

Administration and Shareholder Servicing Fees
Matthews Asia Strategic Income Fund	$75,848
Matthews Asian Growth and Income Fund	6,478,164
Matthews Asia Dividend Fund	7,517,452
Matthews China Dividend Fund	171,733
Matthews Asia Focus Fund	6,987
Matthews Asia Growth Fund	914,193
Matthews Pacific Tiger Fund	10,524,900
Matthews Emerging Asia Fund	29,438
Matthews China Fund	2,384,174
Matthews India Fund	761,349
Matthews Japan Fund	356,445
Matthews Korea Fund	205,601
Matthews Asia Small Companies Fund	591,947
Matthews China Small Companies Fund	27,674
Matthews Asia Science and Technology Fund	196,828

The Funds bear a portion of the fees paid to certain service providers (exclusive of the Funds' transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Additional information concerning these services and fees is contained in the Funds' prospectuses. Fees accrued to pay to such service providers for the year ended December 31, 2013 are a component of Transfer Agent fees and Administration and shareholder servicing fees in the Statements of Operations as follows:

	Transfer Agent Fees	Administration and Shareholder Servicing Fees	Total
Matthews Asia Strategic Income Fund	$61,721	$30,860	$92,581
Matthews Asian Growth and Income Fund	5,518,649	2,759,324	8,277,973
Matthews Asia Dividend Fund	5,140,423	2,570,212	7,710,635
Matthews China Dividend Fund	149,851	74,926	224,777
Matthews Asia Focus Fund	5,839	2,920	8,759
Matthews Asia Growth Fund	654,685	327,343	982,028
Matthews Pacific Tiger Fund	5,491,001	2,745,500	8,236,501
Matthews Emerging Asia Fund	29,789	14,895	44,684
Matthews China Fund	2,045,961	1,022,981	3,068,942
Matthews India Fund	657,913	328,956	986,869
Matthews Japan Fund	266,932	133,466	400,398
Matthews Korea Fund	146,691	73,345	220,036
Matthews Asia Small Companies Fund	573,844	286,922	860,766
Matthews China Small Companies Fund	28,603	14,301	42,904
Matthews Asia Science and Technology Fund	133,525	66,763	200,288

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Notes to Financial Statements (continued)

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds' administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds' transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees accrued by the Funds for administration and accounting services for the year ended December 31, 2013 were as follows:

Administration and Accounting Fees
Matthews Asia Strategic Income Fund	$4,215
Matthews Asian Growth and Income Fund	360,046
Matthews Asia Dividend Fund	418,555
Matthews China Dividend Fund	9,562
Matthews Asia Focus Fund	393
Matthews Asia Growth Fund	50,952
Matthews Pacific Tiger Fund	585,149
Matthews Emerging Asia Fund	1,654
Matthews China Fund	132,144
Matthews India Fund	42,215
Matthews Japan Fund	19,923
Matthews Korea Fund	11,426
Matthews Asia Small Companies Fund	32,908
Matthews China Small Companies Fund	1,543
Matthews Asia Science and Technology Fund	10,946

Brown Brothers Harriman & Co. serves as the Funds' custodian. Foreside Funds Distributors LLC, serves as the Funds' distributor in the United States pursuant to an Underwriting Agreement. Matthews Asia Funds are distributed in Latin America by HMC Partners.

On November 30, 2011, Matthews invested $10 million in Matthews Asia Strategic Income Fund to provide the Fund with its initial investment assets. As of December 31, 2013, the Fund's net assets were $45,712,884 of which 1,081,610 shares held by Matthews represented 25%.

The Funds entered into transactions with J.P. Morgan Chase Bank, N.A., including its subsidiaries and affiliates ("J.P. Morgan") acting as a broker-dealer in the purchase and sale of portfolio investments on an agency basis. The aggregate value of such transactions with J.P. Morgan by the Funds in 2013 was $461,121. In addition, pursuant to an Administrative Fee Agreement dated July 1, 2009, the Funds received certain shareholder, administrative and sub-transfer agency services from J.P. Morgan (including transmission of purchase and redemption orders in accordance with the Funds' prospectuses; maintenance of separate records for its clients; mailing of shareholder confirmations and periodic statements; processing dividend payments; and shareholder information and support). Pursuant to the agreement with J.P. Morgan, the Funds paid J.P. Morgan $1,604,632 for such services.

6.  INVESTMENTS

The value of investment transactions made for affiliated and unaffiliated holdings for the year ended December 31, 2013 were as follows:

	Affiliated Purchases	Proceeds from Affiliates Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asia Strategic Income Fund	$—	$—	$37,943,279	$24,455,336
Matthews Asian Growth and Income Fund	13,575,060	—	934,784,488	666,695,424
Matthews Asia Dividend Fund	478,774,781	9,041,779	1,908,834,036	699,812,924
Matthews China Dividend Fund	—	—	98,994,314	23,608,723
Matthews Asia Focus Fund	—	—	9,731,810	1,203,134
Matthews Asia Growth Fund	—	—	314,860,979	66,278,239
Matthews Pacific Tiger Fund	171,499,731	—	949,592,424	549,656,016
Matthews Emerging Asia Fund	—	—	39,024,042	536,064
Matthews China Fund	—	8,940,840	103,709,015	755,215,361
Matthews India Fund	—	—	45,667,550	199,605,382
Matthews Japan Fund	—	—	264,150,391	54,738,722
Matthews Korea Fund	—	—	65,071,470	77,558,660
Matthews Asia Small Companies Fund	—	—	200,885,508	147,906,704
Matthews China Small Companies Fund	—	—	13,032,345	1,905,960
Matthews Asia Science and Technology Fund	—	—	83,130,749	99,785,952

130 MATTHEWS ASIA FUNDS

7.  HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2013, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:
A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2013 is as follows:

	Shares Held at Dec. 31, 2012	Shares Purchased		Shares Sold	Shares Held at Dec. 31, 2013	Value at Dec. 31, 2013	Dividend Income Jan. 1, 2013– Dec. 31, 2013	Net Realized Gain Jan. 1, 2013– Dec. 31, 2013
MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:
CITIC Telecom International Holdings, Ltd.	139,126,000	52,172,250		—	191,298,250	$61,589,634	$1,882,461	$—
Vitasoy International Holdings, Ltd.	51,771,000	—		—	51,771,000	79,825,797	1,321,908	—
Total Affiliates						$141,415,431	$3,204,369	$—
MATTHEWS ASIA DIVIDEND FUND
Name of Issuer:
Ansell, Ltd.	—	9,815,000		—	9,815,000	$181,147,416	$1,680,204	$—
Ascendas India Trust	55,065,000	—		—	55,065,000	29,671,699	1,950,741	—
Breville Group, Ltd.	—	8,427,453		—	8,427,453	67,196,888	934,688	—
CapitaRetail China Trust, REIT	47,540,000	2,852,400		—	50,392,400	53,109,784	2,330,262	—
EPS Corp.	14,592	14,592	†	—	29,184	38,281,342	542,323	—
Greatview Aseptic Packaging Co., Ltd.	—	107,945,000		—	107,945,000	63,810,998	925,430	—
Jiangsu Expressway Co., Ltd. H Shares	65,104,000	11,978,000		1,300,000	75,782,000	93,135,739	4,487,081	362,351
Johnson Health Tech Co., Ltd.	16,429,890	584,649	††	—	17,014,539	44,415,291	847,229	—
Minth Group, Ltd.	56,685,000	3,122,000		—	59,807,000	124,452,171	2,965,872	—
Pigeon Corp.	1,501,800	1,501,800	†	—	3,003,600	145,673,254	2,187,933	—
Primary Health Care, Ltd.	—	31,495,465		—	31,495,465	139,204,921	3,899,810	—
Shinko Plantech Co., Ltd.†††	3,760,200	—		3,760,200	—	—	—	—
Sichuan Expressway Co., Ltd. H Shares†††	74,946,000	—		74,946,000	—	—	—	—
TXC Corp.†††	21,549,524	—		7,310,000	14,239,524	—	—	—
Woongjin Thinkbig Co., Ltd.†††	2,079,870	—		2,079,870	—	—	—	—
Xingda International Holdings, Ltd. H Shares	109,164,000	9,000,000		13,460,000	104,704,000	62,653,697	2,282,818	1,630,798
Yuexiu Transport Infrastructure, Ltd.	97,210,000	13,280,000		—	110,490,000	57,917,162	2,784,792	—
Total Affiliates						$1,100,670,362	$27,819,183	$1,993,149
MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Cheil Worldwide, Inc.	5,510,440	1,051,440		—	6,561,880	$172,198,037	$—	$—
Digital China Holdings, Ltd.	55,828,000	5,594,000		—	61,422,000	72,537,177	2,993,464	—
Dongbu Insurance Co., Ltd.	3,505,500	445,000		—	3,950,500	211,599,788	4,388,392	—
Green Cross Corp.	838,869	128,631	††	1	967,499	114,899,678	1,147,196
Hyflux, Ltd.	65,284,280	—		—	65,284,280	60,527,444	1,685,115	—
MegaStudy Co., Ltd.	396,412	—		—	396,412	29,449,926	1,128,093	—
Sinopharm Group Co., Ltd. H Shares†††	43,788,000	—		—	43,788,000	—	—	—
Synnex Technology International Corp.	50,022,354	34,000,000		—	84,022,354	133,348,679	3,342,511	—
Tata Power Co., Ltd.	89,491,554	36,668,956		—	126,160,510	186,319,014	2,295,135	—
Yuhan Corp.†††	584,138	—		42,000	542,138	—	—	—
Total Affiliates						$980,879,743	$16,979,906	$—
MATTHEWS CHINA FUND
Name of Issuer:
Lianhua Supermarket Holdings Co., Ltd. H Shares	31,193,800	—		10,995,000	20,198,800	$15,641,386	$354,669	$2,226,393
Total Affiliates						$15,641,386	$354,669	$2,226,393

†  Includes stock split during the period.

††  Includes stock dividend during the period.

†††  Issuer was not an affiliated company as of December 31, 2013.
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Notes to Financial Statements (continued)

8.  FEDERAL INCOME TAX INFORMATION

As of December 31, 2013, the components of accumulated earnings/deficit) on tax basis were as follows:

	Undistributed Ordinary Income		Undistributed Long-Term Capital Gains	Capital Loss Carryforwards
Matthews Asia Strategic Income Fund	$62,649		$—	($591,822)
Matthews Asian Growth and Income Fund	3,929,540		17,277,275	—
Matthews Asia Dividend Fund	12,377,076		—	(214,225,000)
Matthews China Dividend Fund	45,539		—	(1,304,904)
Matthews Asia Focus Fund	—		—	(41,670)
Matthews Asia Growth Fund	15,440,257		—	(42,179,332)
Matthews Pacific Tiger Fund	1,127,416		95,514,490	—
Matthews Emerging Asia Fund	—		—	(113,563)
Matthews China Fund	211,504		—	—
Matthews India Fund	1,848,471		2,253,472	—
Matthews Japan Fund	3,325,396		—	(64,206,520)
Matthews Korea Fund	—		9,796,478	—
Matthews Asia Small Companies Fund	1,680,820		—	(8,263,629)
Matthews China Small Companies Fund	22,734		—	(1,325,635)
Matthews Asia Science and Technology Fund	929,241		—	(4,165,322)
	Late Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/Deficit
Matthews Asia Strategic Income Fund	$—	$—	($930,707)	($1,459,880)
Matthews Asian Growth and Income Fund	(11,672,091)	—	845,978,000	855,512,724
Matthews Asia Dividend Fund	(7,621,098)	(36,248)	770,242,455	560,737,185
Matthews China Dividend Fund	(111,857)	—	16,320,096	14,948,874
Matthews Asia Focus Fund	(298)	—	(116,905)	(158,873)
Matthews Asia Growth Fund	—	—	155,925,470	129,186,395
Matthews Pacific Tiger Fund	(293,175)	—	1,985,567,989	2,081,916,720
Matthews Emerging Asia Fund	(1,820)	—	389,184	273,801
Matthews China Fund	(1,650)	—	277,451,484	277,661,338
Matthews India Fund	(18,353)	(16,837)	6,574,252	10,641,005
Matthews Japan Fund	(125,910)	—	41,874,235	(19,132,799)
Matthews Korea Fund	(6,628)	—	63,953,091	73,742,941
Matthews Asia Small Companies Fund	(17,537)	—	54,767,158	48,166,812
Matthews China Small Companies Fund	—	—	4,997,451	3,694,550
Matthews Asia Science and Technology Fund	(843,478)	—	56,222,967	52,143,408

*  The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.

**  The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

132 MATTHEWS ASIA FUNDS

As of December 31, 2013, the Funds have capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

				Amount With No Expiration*
LOSSES DEFERRED EXPIRING IN:	2016	2017	2018	Short-term Losses	Long-term Losses	Total
Matthews Asia Strategic Income Fund	$—	$—	$—	$580,659	$11,163	$591,822
Matthews Asia Dividend Fund	—	—	—	65,194,157	149,030,843	214,225,000
Matthews China Dividend Fund	—	—	—	1,304,904	—	1,304,904
Matthews Asia Focus Fund	—	—	—	41,670	—	41,670
Matthews Asia Growth Fund	—	42,179,332	—	—	—	42,179,332
Matthews Emerging Asia Fund	—	—	—	113,563	—	113,563
Matthews Japan Fund	20,174,094	44,032,426	—	—	—	64,206,520
Matthews Asia Small Companies Fund	—	—	—	5,977,959	2,285,670	8,263,629
Matthews China Small Companies Fund	—	—	—	912,595	413,040	1,325,635
Matthews Asia Science and Technology Fund	—	4,165,322	—	—	—	4,165,322

* Post-Enactment Losses: Must be utilized prior to losses subject to expiration.

Matthews China Dividend Fund, Matthews Asia Growth Fund, Matthews Japan Fund, Matthews Asia Small Companies Fund and Matthews Asia Science and Technology Fund utilized capital loss carryforwards of $587,893, $5,149,809, $9,106,336, $8,768,932 and $7,578,727, respectively.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to net realized gains on PFICs, non-deductible expenses, foreign currency reclassification, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, and recharacterization of distributions. For the year ended December 31, 2013, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase/ (Decrease) Paid-in-Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/ (Decrease) Accumulated Realized Gain/(Loss)
Matthews Asia Strategic Income Fund	$—	($29,561)	$29,561
Matthews Asian Growth and Income Fund	—	11,970,197	(11,970,197)
Matthews Asia Dividend Fund	—	1,830,008	(1,830,008)
Matthews China Dividend Fund	—	274,286	(274,286)
Matthews Asia Focus Fund	(40,614)	36,629	3,985
Matthews Asia Growth Fund	—	901,209	(901,209)
Matthews Pacific Tiger Fund	—	(1,970,569)	1,970,569
Matthews Emerging Asia Fund	(38,828)	14,443	24,385
Matthews China Fund	28,291,199	(1,819,545)	(26,471,654)
Matthews India Fund	—	533,680	(533,680)
Matthews Japan Fund	—	425,325	(425,325)
Matthews Korea Fund	1,481,433	78,381	(1,559,814)
Matthews Asia Small Companies Fund	(108)	(234,776)	234,884
Matthews China Small Companies Fund	(601)	(115)	716
Matthews Asia Science and Technology Fund	(1,752)	(86,389)	88,141

9.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there no additional subsequent events that require recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Matthews Asia Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Matthews Asia Strategic Income Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Focus Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Emerging Asia Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund, and Matthews Asia Science and Technology Fund (hereinafter referred as the "Funds") at December 31, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP
San Francisco, California
February 24, 2014

134 MATTHEWS ASIA FUNDS

Tax Information (Unaudited)

For shareholders who do not have a December 31, 2013 tax year-end, this notice is for informational purposes. For the period January 1, 2013 to December 31, 2013, the Funds report the following items with regard to distributions paid during the period. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

1. Qualified Dividend Income

The Funds report a portion of the ordinary income distributed during the year ended December 31, 2013 as Qualified Dividend Income ("QDI") as defined in the Internal Revenue code as follows:

QDI Portion
Matthews Asia Strategic Income Fund	2.67%
Matthews Asian Growth and Income Fund	55.47%
Matthews Asia Dividend Fund	53.20%
Matthews China Dividend Fund	65.80%
Matthews Asia Focus Fund	85.15%
Matthews Asia Growth Fund	46.72%
Matthews Pacific Tiger Fund	99.94%
Matthews Emerging Asia Fund	100.00%
Matthews China Fund	85.96%
Matthews India Fund	100.00%
Matthews Japan Fund	63.08%
Matthews Korea Fund	100.00%
Matthews Asia Small Companies Fund	78.51%
Matthews China Small Companies Fund	14.66%
Matthews Asia Science and Technology Fund	87.83%

2. Dividends Received Deduction

The Funds report a Dividend Received Deduction pursuant to Section 854 of the Internal Revenue Code for the year ended December 31, 2013 as follows:

Matthews Asia Strategic Income Fund	0.00%
Matthews Asian Growth and Income Fund	0.00%
Matthews Asia Dividend Fund	0.69%
Matthews China Dividend Fund	2.30%
Matthews Asia Focus Fund	8.65%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	0.00%
Matthews Emerging Asia Fund	0.00%
Matthews China Fund	0.00%
Matthews India Fund	0.00%
Matthews Japan Fund	0.00%
Matthews Korea Fund	0.00%
Matthews Asia Small Companies Fund	0.00%
Matthews China Small Companies Fund	0.00%
Matthews Asia Science and Technology Fund	0.86%

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Tax Information (Unaudited) (continued)

3. Long-Term Capital Gain Distributions

The Funds report Long-Term Capital Gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2013 as follows:

Long-Term Capital Gains
Matthews Asia Strategic Income Fund	$29,972
Matthews Asian Growth and Income Fund	27,369,456
Matthews Pacific Tiger Fund	48,148,449
Matthews China Fund	140,301,683
Matthews India Fund	372,297
Matthews Korea Fund	7,529,350

4. Foreign Taxes Paid

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended December 31, 2013 as follows:

	Foreign Source Income	Foreign Taxes Paid
Matthews Asia Strategic Income Fund	$2,643,526	$32,914
Matthews Asian Growth and Income Fund	152,036,899	5,947,996
Matthews Asia Dividend Fund	172,420,183	8,924,773
Matthews China Dividend Fund	4,157,961	128,408
Matthews Asia Focus Fund	116,110	4,722
Matthews Asia Growth Fund	11,384,245	775,677
Matthews Pacific Tiger Fund	140,754,352	11,007,278
Matthews Emerging Asia Fund	420,700	27,652
Matthews China Fund	36,844,865	148,160
Matthews India Fund	8,496,141	49,704
Matthews Japan Fund	3,511,908	254,073
Matthews Korea Fund	1,992,313	377,321
Matthews Asia Small Companies Fund	9,149,855	607,738
Matthews China Small Companies Fund	431,268	11,429
Matthews Asia Science and Technology Fund	1,984,840	192,958

5. Qualified Interest Income

The Funds report a portion of the net income dividends distributed during the year ended December 31, 2013, as Qualified Interest Income (QII), as defined in the Internal Revenue Code as follows:

QII Portion
Matthews Asia Strategic Income Fund	0.01%
Matthews Asian Growth and Income Fund	0.02%
Matthews Asia Dividend Fund	0.02%
Matthews China Dividend Fund	0.09%
Matthews Asia Focus Fund	0.10%
Matthews Asia Growth Fund	0.07%
Matthews Pacific Tiger Fund	0.04%
Matthews Emerging Asia Fund	0.05%
Matthews China Fund	0.01%
Matthews India Fund	0.05%
Matthews Japan Fund	0.02%
Matthews Korea Fund	0.02%
Matthews Asia Small Companies Fund	0.11%
Matthews China Small Companies Fund	0.04%
Matthews Asia Science and Technology Fund	0.03%

136 MATTHEWS ASIA FUNDS

Tax Information (Unaudited) (continued)

6. Qualified Short-Term Capital Gain Dividends

The Funds report a portion of the short term capital gain dividends distributed during the year ended December 31, 2013, as Qualified Short-Term Gain, as defined in the Internal Revenue Code as follows:

Short-Term Gains
Matthews Asia Strategic Income Fund	100.00%
Matthews Asian Growth and Income Fund	0.00%
Matthews Asia Dividend Fund	0.00%
Matthews China Dividend Fund	0.00%
Matthews Asia Focus Fund	0.00%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	100.00%
Matthews Emerging Asia Fund	0.00%
Matthews China Fund	0.00%
Matthews India Fund	0.00%
Matthews Japan Fund	0.00%
Matthews Korea Fund	0.00%
Matthews Asia Small Companies Fund	0.00%
Matthews China Small Companies Fund	0.00%
Matthews Asia Science and Technology Fund	0.00%

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Approval of Investment Advisory Agreement (Unaudited)

The Funds, which are series of the Trust, have retained Matthews International Capital Management, LLC ("Matthews") to manage their assets pursuant to the Advisory Agreement, which has been approved by the Board of Trustees of the Funds, including the Independent Trustees. Following an initial term with respect to each Fund upon its commencement of operations, the Advisory Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose.

At a meeting held on August 27 and 28, 2013, the Board, including the Independent Trustees of the Trust, approved the continuance of the Advisory Agreement, with respect to each Fund, for an additional one-year period ending August 31, 2014.

Before those meetings, the Independent Trustees had requested detailed information from Matthews about the matters to be considered. This information, together with the information provided to the Independent Trustees throughout the course of year, formed the primary (but not exclusive) basis for the Board's determinations as summarized below. The Independent Trustees reviewed and discussed the extensive information provided by Matthews at separate executive sessions held on August 5 and 6 (among a smaller working group), and 21, 2013. The Independent Trustees were assisted in their deliberations by their independent legal counsel. Below is a summary of the factors considered by the Board in approving the Advisory Agreement with respect to each Fund.

  The nature, extent and quality of the services provided by Matthews under the Advisory Agreement. The Trustees considered the experience and qualifications of the personnel at Matthews who are responsible for providing services to the Funds and who are responsible for the daily management of the Funds' portfolios. The Trustees noted that Matthews has continued to expand its professional staff over the past several years, and has enjoyed relative stability of its senior executive and portfolio management. They also reviewed Matthews' recent and planned hiring to further strengthen current capabilities and to support future potential growth of assets and the expansion of its business. Among other improved capabilities, the Trustees noted recent and planned enhancements to communications with intermediaries and investors as well as various other marketing and client service efforts. The Trustees noted various initiatives such as accessing the China A-share market, investing in other emerging or frontier markets and seeking greater access to other investors such as institutional retirement plans in Latin America. The Trustees viewed Matthews as well positioned to provide high quality services to the Funds under various market conditions, as demonstrated by the past volatile and challenging securities markets that have caused either contracting revenues or rapidly expanding assets at different times. The Trustees attributed much of that past stability to Matthews' emphasis on preserving and enhancing portfolio management team resources, careful business planning and management, as well as its solid financial condition and strong cash reserves. As in past years, the Trustees considered the design and implementation of Matthews' disaster recovery and business continuity plan. The Trustees also considered the Chief Compliance Officer's report regarding the compliance resources, risk assessment and other initiatives, programs and structures of Matthews, including its compliance record and its supervision of the Funds' service providers. The Trustees concluded that Matthews has high-quality compliance and a strong commitment to a culture of compliance. The Trustees have noted the improvements made in the transparency and strength of the process for valuing certain securities and the enhancement of risk-management activities. The Trustees concluded that Matthews had the quality of personnel and other investment resources essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are fully satisfactory.

  The investment performance of Matthews. The Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to peer funds and benchmark indices. The Trustees noted the challenging conditions of various Asian markets in 2012 and through June 30, 2013, but would expect the performance of certain Funds to lag the market averages in some short-term periods because of Matthews's emphasis on consistent long-term returns from investments in less cyclical companies. The Trustees also emphasized longer-term performance, which they believe is more important than short isolated periods for purposes of evaluating Matthews's success in meeting Fund and shareholder objectives. To the extent of any concerns about performance with respect to any particular period for a Fund, the Trustees noted that Matthews had provided a satisfactory explanation for the performance and explained its reasons for maintaining a consistent investment philosophy. The Trustees also reviewed both the Lipper peer

138 MATTHEWS ASIA FUNDS

Approval of Investment Advisory Agreement (Unaudited) (continued)

comparison measures and Morningstar ratings for each Fund for various periods ending June 30, 2013.

For Matthews Asia Growth Fund, the Trustees noted that the Fund's performance compared very favorably against its peers for the one-year, three-year, five-year and since-inception periods. The Fund ranked in the top quintile against its peer group funds for those periods.

For Matthews Asia Dividend Fund, the Trustees noted that the Fund had performed well against its peer group during the three-year, five-year and since inception periods, ranking in the first or second quintile for those periods, and above the median for the peer group for the one-year period.

For Matthews Pacific Tiger Fund, the Trustees noted that the Fund's performance was favorable in the one-year, three-year, five-year, ten-year and since-inception periods, ranking in the first or second quintiles for those periods against the Lipper peer group.

For Matthews Asian Growth and Income Fund, the Trustees noted that the Fund outperformed its peer group during the one-year, three-year, five-year, ten-year and since-inception periods, ranking in the first or second quintile for most of those periods, and above median for the one-year period.

For Matthews Asia Science and Technology Fund, the Trustees noted that the Fund's performance was more favorable than the median return of its peer funds over the ten-year and since-inception periods, but less favorable than the average return of its peer funds over the one-year, three-year and five-year periods. The Trustees observed that the funds in the peer group invested globally, rather than being limited to Asia. The Lipper information also showed below average performance against six Asia-focused technology funds in the peer group for the one-year period. The Trustees noted the absence of a directly comparable peer group because some of those Asia-focused funds were limited to China or were index products. The Trustees also acknowledged Matthews' explanation about the very volatile asset class in which the Fund invests, which can produce variable relative results. The Trustees remained satisfied with Matthews' explanation of its investment strategy and process for this Fund.

For Matthews China Fund, the Trustees noted that the Fund had outperformed the median of its peer funds over the five-year, ten-year and since-inception periods, ranking in the top quintile for the ten-year and since inception periods. The

Trustees expressed some concern about the shorter-term below-median performance over the one- and three-year periods, but emphasized the greater importance of longer-term periods. The Trustees remained satisfied with Matthews' explanation of its investment strategy and process for this Fund.

For Matthews India Fund, the Trustees noted that the Fund had outperformed its peer funds over the three-year, five-year and since inception periods, ranking in the first or second quintile for those periods, but ranking at approximately the median level for its peer group for the one-year period.

For Matthews Japan Fund, the Trustees noted that the Fund's performance was favorable compared to its peer funds over the one-year, three-year, five-year, ten-year and since-inception periods, ranking in the first or second quintile.

For Matthews Korea Fund, the Trustees noted that the Fund had been the top-performing fund within its narrower Korean-focused peer group over the one-year, three-year, five-year, ten-year and since inception periods. The Trustees also noted that the Fund's performance varied considerably against its broader Lipper peer group for various periods, but they consider the broader peer group, which consists of Pacific-oriented funds excluding Japan, as much too broad to be a useful peer group for a Korea-focused fund. The more limited peer group contains funds with 50% or more of their assets in Korea.

For Matthews Asia Small Companies Fund, the Trustees noted that the Fund ranked in the top quintile among its peer groups for the one-year, three-year and since-inception periods. The Trustees noted that one of the peer groups consisted of Pacific-oriented funds excluding Japan, which the Trustees regarded as too broad to be useful because the market capitalization of the peer funds' portfolio investments was not used to select funds.

For Matthews China Dividend Fund, the Trustees noted that the Fund had ranked in the first or second quintile of its peer groups one-year, three-year and since inception periods.

For Matthews China Small Companies Fund, the Trustees noted that the Fund was the top fund in a very small peer group for the since-inception period and last for the one-year period of that peer group, but the reverse with respect to a broad peer group for those same periods, with top quintile results for the one-year period and below the median for the period since inception. The Trustees recognized that

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Approval of Investment Advisory Agreement (Unaudited) (continued)

small capitalization strategies can produce highly variable results and they emphasized the longer-term results, which are not yet available for this Fund. The Trustees regarded the broader peer group as less useful because the market capitalization of the peer funds' portfolio investments was not used to select funds.

For Matthews Asia Strategic Income Fund, the Trustees noted that the Fund had ranked below the median peer group performance for the short period since inception, but in the top quintile for the one-year period. The Trustees recognized that the peer groups included mostly broader emerging market debt funds not focused on Asia, meaning the Fund's relative performance could be more dependent on the relative performance of the Asian debt markets than portfolio management activity. The Trustees noted that the Fund's performance was more comparable to the very few funds with a greater focus on Asian debt.

For Matthews Emerging Asia Fund and Matthews Asia Focus Fund, the very brief period since inception has not afforded sufficient performance to conduct a meaningful comparison to any peer group. The Trustees believe, however, that the relative past performance of other Funds managed by Matthews' provides additional support for their renewal of the Advisory Agreement with respect to these two new Funds.

The Trustees noted the difficulty of fairly benchmarking certain of the Funds in terms of performance and noted that they were of the view that more weight should be given to Matthews's analysis of relative performance and comparability of the peer groups than to standard data provided by Lipper Inc. and Morningstar, Inc. The Trustees also gave more weight to each Fund's longer-term investment performance given the long-term investment philosophy of each Fund. On that basis, the Trustees concluded that they were satisfied with the Funds' overall performance records. The Trustees also reviewed Matthews's trading policies and efforts to obtain best overall execution for the Funds in the various markets in which the Funds trade securities, including the enhancement of trading of currencies during the period reviewed. The Trustees noted the relatively low turnover rates in the various equity Funds and Matthews's consistent adherence to its long-standing investment approach, which emphasizes fundamental bottom-up driven investment selection in light of its view of regional economic conditions.

  The extent to which Matthews realizes economies of scale as the Funds grow larger and whether Fund investors benefit from any economies of scale. The Trustees discussed Matthews' ongoing investment in its technology, systems, staffing and other aspects of its business that can benefit the Funds, which is an acceptable way for Matthews to share economies of scale with the Funds and their shareholders. The Trustees considered the new personnel hired over the past year, as well as planned hiring, and the extent to which that hiring could be expected to benefit shareholders. The Trustees also recognize that the Funds' total assets have fluctuated over the past few years, especially in certain strategies, which has also affected any economies of scale that could be enjoyed. The Trustees concluded that the current advisory fee structure with breakpoints for the group-priced Funds (other than the two small company focused Funds, the new Emerging Asia Fund and the fixed-income Fund) enhances the ability of the Funds and their shareholders to benefit from past and future potential economies of scale, and continues to be appropriate given the size and objectives of the Funds. In addition, after extensive discussions with the Independent Trustees, Matthews agreed to provide an additional breakpoint reduction of 0.01% under each of its Administration and Shareholder Services Agreement for net assets over $22.5 billion and under its Advisory Agreement for net assets of the group-priced Funds over $25 billion, which has the effect of further sharing those economies. The Trustees remain comfortable about the extent to which economies of scale have been and will continue to be shared with the Funds and their shareholders.

  The costs of the services provided by Matthews and others. The Trustees considered the advisory fees and total fees and expenses of each Fund in comparison to the advisory fees and other fees and expenses of other funds in each Fund's relevant peer group. The Trustees considered both the gross advisory fee rates charged by Matthews, as well as the effective advisory fee rates after taking into consideration the expense limitation arrangements and voluntary fee waivers. The Trustees found that the contractual advisory rates (excluding administrative services) for the Funds were very competitive and generally lower than the relevant peer group averages for most of the Funds. Also, the total expense ratios paid by investors in the Funds, which are most representative of an investor's net experience, were also very competitive, with all but the newer Funds ranking below the peer group averages.

For each of Matthews Pacific Tiger Fund, Matthews Korea Fund, Matthews India Fund,

140 MATTHEWS ASIA FUNDS

Approval of Investment Advisory Agreement (Unaudited) (continued)

Matthews Japan Fund, Matthews China Fund, Matthews Asia Science and Technology Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund and Matthews Asia Growth Fund, the Trustees noted that, with the limited exceptions noted below, the gross advisory fee rates, the gross management fee (including administration) rates, the total expense ratio, the effective advisory fee rates and the actual nonmanagement fee rates (which include transfer agent and custodian fees) are all lower than or equal to the median of the funds in each Fund's peer group. The total expenses for the Matthews Asia Science and Technology Fund are only slightly above the median if Rule 12b-1 expenses are excluded from the peer group.) The gross advisory fee rate for the Matthews Japan Fund is slightly higher than the peer group average.

For Matthews Asia Small Companies Fund, the Trustees noted that the gross advisory fee rate, actual advisory fees and actual total expenses excluding Rule 12b-1 fees are higher than the peer group median. The Trustees were pleased to note, however, that the actual total expenses and non-management expenses were below the peer group medians. The Trustees expect that the Fund's comparative position should improve as the Fund grows.

For Matthews China Small Companies Fund, the Trustees noted that the gross advisory fee rate and actual total and non-management expenses are higher than the peer group median. The Trustees expect that the Fund's comparative position should improve as the Fund grows.

For Matthews China Dividend Fund, the Trustees noted that the gross advisory fee rate, actual advisory fees and total expenses are lower than the peer group average. The Trustees expect that the Fund's comparative position should improve further as the Fund grows.

For Matthews Asia Strategic Income Fund, the Trustees noted that the gross advisory fee rate and total expenses excluding Rule 12b-1 fees are higher than the peer group median, but the actual total expenses are below the median because of the expense limitation in effect. The Trustees expect that given the Fund's relatively recent inception and limited size, its comparative position should improve further as the Fund grows.

For Matthews Emerging Asia Fund and Matthews Asia Focus Fund, the very brief period since inception means that the Funds remain small and subject to subsidies under expense limitation agreements. For that reason there is not sufficient new expense information to conduct a meaningful comparison to any peer group beyond that done as part of the initial approval for these Funds.

The Trustees also compared Matthews's advisory fees with those of Matthews's separate accounts and other investment products, noting that the Funds' advisory expenses were not disadvantageous (not being substantially higher than the separate accounts' rates). Total expenses appeared to be appropriate in comparison and taking into account the services differences between these products and the Funds, including the differences in the frequency of net asset value calculations. The Trustees considered various specific Fund expenses, including the custody fees and transfer agent fees. The Trustees noted Matthews's efforts in recent years had resulted in, for many of the Funds, reduced expenses in some categories. The Trustees noted, in particular, the new partial subsidy by Matthews of certain intermediary expenses for the Institutional Class shares. The Trustees concluded that Matthews's advisory fee rates and the Funds' expense ratios are reasonable in light of comparative performance and expense and advisory fee information for each of the Funds.

  The profits to be realized by Matthews and its affiliates from the relationships with the Funds. The Trustees reviewed the profitability of Matthews on both an absolute basis and in comparison to other investment advisers. The Trustees noted that Matthews's pretax profit margin appeared to be reasonable in relation to other advisors. The Trustees also noted that Matthews appeared to be sufficiently profitable to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Funds, including the Funds that did not generate a profit for Matthews, without earning excessive profits from any particular Fund or from the overall relationship with the Funds. The Trustees noted that, with fluctuations in asset levels in some prior years, volatility in revenues and profitability could be expected from time to time, but also noted the continued expenditures on personnel and other resources. The Trustees noted an increase in profitability recently, but they are aware of the continued volatility of markets and assets that can result in continued fluctuations of profitability. The Trustees further noted that Matthews's continued upgrading of its trading, research, compliance, and other technological systems should increase Matthews's capacity, speed and reliability in providing services to the Funds as they grow, which further supports the long-term viability of the Funds and Matthews. The Trustees also considered that the additional benefits derived by Matthews from its

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Approval of Investment Advisory Agreement (Unaudited) (continued)

relationship with the Funds are limited solely to permissible research and brokerage benefits received in exchange for "soft dollars." After that review, the Trustees determined that the profitability rate to Matthews with respect to the Advisory Agreement is fair and reasonable in consideration of the services it provides to the Funds.

No single factor was determinative of the Board's decision to approve the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board concluded that the terms of the advisory arrangements are fair and reasonable to each Fund in light of the services that Matthews provides, its costs and reasonably foreseeable Fund asset levels, and that each Fund's shareholders received and would receive reasonable value in return for the advisory fees paid. The Board agreed that the continuance of the Advisory Agreement with respect to each Fund would be in the best interests of the Funds and their shareholders. The Independent Trustees concluded separately that continuance of the Advisory Agreement was supported by reasonable and impartial records and information, including the performance of the Funds in relation to their peer groups, the services provided by Matthews, and the competitive expense structure, and that the continuance of the Advisory Agreement with respect to each Fund would be in the best interests of each Fund and its shareholders.

The Advisory Agreement may be terminated by the Trustees on behalf of the Funds or by Matthews upon 60 days' prior written notice without penalty. The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

142 MATTHEWS ASIA FUNDS

Trustees and Officers of the Funds (Unaudited)

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund's policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund Trustees, is available without charge by calling 800.789.2742 or by visiting the Funds' website, matthewsasia.com. The Trustees and executive officers of the Funds, their year of birth, business address and principal occupations during the past five years are set forth below:

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES
GEOFFREY H. BOBROFF Born 1944 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chairman of the Board of Trustees and Trustee	Since 2006	President, Bobroff Consulting, Inc. (since 1993).	15	Director (since February 2013), Matthews A Share Selections Fund, LLC (1 Portfolio).
TOSHI SHIBANO Born 1950 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2003

President, Strategic Value Creation, Inc. (since 1995); Faculty, General Electric's John F. Welch Leadership Center (since 2000); Executive Education Lecturer, Center for Executive Education, Haas School of Business, UC Berkeley (since 1995); Adjunct Professor, Columbia Graduate School of Business (2000–2011); Associate Professor, Thunderbird Graduate School of Management (2001-2005), Visiting Assistant Professor, Stanford Graduate School of Business (2000); Assistant Professor, University of Chicago Graduate School of Business (1995-2000); Assistant Professor, Haas School of Business, UC Berkeley (1988-1995).

			15	Director (since February 2013), Matthews A Share Selections Fund, LLC (1 Portfolio).
RHODA ROSSMAN Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2006	Vice President, Corporate Investment Officer (2007–2010); and Senior Vice President and Treasurer (2003–2007), The PMI Group, Inc.	15	Director (since February 2013), Matthews A Share Selections Fund, LLC (1 Portfolio).
JONATHAN F. ZESCHIN Born 1953 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2007	Partner, Essential Investment Partners, LLC (since 2009); President, Essential Advisers Inc. (since 2000); Managing Partner, JZ Partners LLC (since 1998).	15

Director (since February 2013), Matthews A Share Selections Fund, LLC (1 Portfolio); Independent Chairman of the Board of Trustees, DCA Total Return Fund (2005–2011) (1 Portfolio) and DCW Total Return Fund (2007–2010) (1 Portfolio); Independent Trustee, ICON Funds (2002–2007) (17 Portfolios); Independent Director, Wasatch Funds (2002–2004) (10 Portfolios).

RICHARD K. LYONS Born 1961 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2010	Dean (since 2008), Haas School of Business, UC Berkeley; Chief Learning Officer (2006–2008), Goldman Sachs; Executive Associate Dean (2005–2006), Acting Dean (2004–2005), Professor (2000–2004), Associate Professor (1996–2000), Assistant Professor (1993–1996), Haas School of Business, UC Berkeley.	15

Director (since February 2013), Matthews A Share Selections Fund, LLC (1 Portfolio); Director (2000–2006), iShares Fund Complex, consisting of iShares, Inc. (24 Portfolios) and iShares Trust (over 70 Portfolios) managed by Barclays Global Investors; Trustee (2001–2006), Barclays Global Investor Fund Complex, consisting of Barclays Global Investor Funds and Barclays Master Investment Portfolios (15 Portfolios); Independent Trustee, Matthews Asia Funds (1994–2006) (9 Portfolios).

matthewsasia.com | 800.789.ASIA 143

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INTERESTED TRUSTEES[2]
G. PAUL MATTHEWS Born 1956 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2007	Chairman (1996–2009), Managing Member (since 1996), Portfolio Manager (1996–2012), Director (since 2009), Chief Investment Officer (1991–2007), Matthews International Capital Management, LLC; President of the Funds (1994–2007).	15	Director (since February 2013), Matthews A Share Selections Fund, LLC (1 Portfolio); Director, Matthews Asian Selections Funds Plc (1 Portfolio).

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Other Trusteeships/ Directorships (number of portfolios) Held by Officer
OFFICERS WHO ARE NOT TRUSTEES
WILLIAM J. HACKETT Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 President	Since 2008	Chief Executive Officer (since 2009), President and Secretary (since 2007), Matthews International Capital Management, LLC; Partner (2002–2007), Deloitte & Touche, LLP.	Director, Matthews Asian Selections Funds Plc (1 Portfolio); Director, Matthews Asia Funds S.I.C.A.V. (7 Portfolios).
ROBERT J. HORROCKS, PHD Born 1968 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2009

Chief Investment Officer (Since 2009), Director of Research (2008–2009), Matthews International Capital Management, LLC; Head of Research, Mirae Asset Management (2006–2008); Chief Investment Officer, Everbright Pramerica (2003–2006).

None
JOHN P. McGOWAN Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President and Secretary	Since 2005

Senior Vice President of Business Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews International Capital Management, LLC; Chief Operating Officer, Treasurer and Chief Compliance Officer, Forward Management LLC (1998–2004).

Director, Matthews Asian Selections Funds Plc (1 Portfolio); Director, Matthews Asia Funds S.I.C.A.V. (7 Portfolios).
SHAI A. MALKA Born 1973 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Treasurer	Since 2005	Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004–2009), Matthews International Capital Management, LLC.	None
TIMOTHY B. PARKER Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2008

General Counsel (since 2005), Matthews International Capital Management, LLC; Partner, Kirkpatrick & Lockhart Nicholson Graham LLP (2003–2005); Global Head of Compliance and Risk Management, Allianz Dresdner Asset Management (2001–2003); Managing Director, RCM Global Investors (1993–2001).

Director, Matthews Asia Funds S.I.C.A.V. (7 Portfolios).
MANOJ K. POMBRA Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chief Compliance Officer	Since 2005	Chief Compliance Officer, Matthews International Capital Management, LLC (since 2005); Senior Manager, Mutual Fund Compliance/Manager Portfolio Compliance, Franklin Templeton Investments (2001–2005).	None

1  Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

2  This trustee is considered an "interested person" of the Trust as defined under the 1940 Act because of an ownership interest in the Advisor and an office held with the Advisor.

144 MATTHEWS ASIA FUNDS

Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

ACCOUNT SERVICES

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA

LEGAL COUNSEL

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

matthewsasia.com | 800.789.ASIA

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Berwyn, Pennsylvania

Matthews Asia Funds are distributed in Latin America by HMC Partners  AR-1213-220M

Item 2. Code of Ethics.

(a)         The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)          There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)         The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)

As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee, Toshi Shibano and Jonathan F. Zeschin, and that both are “independent.”

(b)

Prof. Shibano is an Adjunct Professor at the Columbia Graduate School of Business and a member of the Faculty of the General Electric Corporate Leadership Development Center.  He also serves as Executive Education Lecturer at the Haas School of Business at the University of California, Berkeley, and has served on the faculties of Thunderbird American Graduate School of International Management, Stanford Graduate School of Business, the University of Chicago School of Business and the Australian Graduate School of Management at the University of New South Wales.  He regularly reviews current research in accounting both for use in instruction of courses and for internal faculty evaluation.  He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above.

Prof. Shibano also has extensive experience in executive education worldwide (Hong Kong, Taiwan, Singapore, Finland, Italy, Mexico, India) and has developed innovative new programs in financial analysis, management control systems and strategy implementation.  Prof. Shibano has published in the Journal of Accounting Research, the Journal of Accounting and Economics, the Rand Journal of Economics, and the Journal of Applied Corporate Finance, on the topics of strategic audit risk, accounting standard setting, international accounting standards, tax minimization, foreign currency risk management, and organizational structure.  Prof. Shibano received his MBA from the Haas School at UC Berkeley and earned his PhD at the Stanford Graduate School of Business, earning the highest academic honors in both programs.  Prof. Shibano has gained additional accounting expertise as the Audit Committee Chair of Matthews International Funds.

Mr. Zeschin is Partner of Essential Investment Partners, LLC, a wealth management and investment advisory firm.  He is also the portfolio manager for that firm’s Essential Growth Portfolio. Essential Investment Partners, LLC succeeded to the business of Essential Advisers, Inc.  He is Managing Partner of JZ Partners, LLC, a business consulting firm for investment managers.  Prior to forming Essential Advisers, Inc., Mr. Zeschin held senior executive positions with Founders Asset Management, Inc., Invesco Fund Group, and Stein Roe & Farnham, Inc.  Mr. Zeschin holds a Masters of Management from the Kellogg School at Northwestern University, with majors in Finance and Marketing, and a Bachelor in Business Administration in Accounting with distinction from the University of Michigan. He holds a Certified Public Accountant certificate from the state of Illinois and is a Certified Financial Planner certificant.  Mr. Zeschin is a former chair of the ICI’s Accounting Treasurer’s Committee and a former member of the AICPA Investment Companies committee.  Mr. Zeschin is currently the chairman of the Board of Trustees to two NYSE listed closed-end funds.  He has served on the audit committees of mutual fund boards since 2002.  He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above.  Mr. Zeschin has gained additional expertise as a member of the Audit Committee of Matthews International Funds.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)         The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $371,580 in 2012 and $414,373 in 2013.

Audit-Related Fees

(b)         The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2012 and $0 in 2013.

Tax Fees

(c)          The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $95,680 in 2012 and $105,098 in 2013. Tax fees include services provided by PWC for tax return preparations.

All Other Fees

(d)         The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2012 and $0 in 2013.

(e)(1)           Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Auditor Services.

Pre-Approval Requirements.  Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)                                   The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

(ii)                                The Audit Committee shall establish policies and procedures governing the Auditor’s engagement.  Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser.  The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 4(e) shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements.  Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if:  (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons.  With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Application of De Minimis Exception:  The de minimis exceptions set forth above under Section 4(e)(ii) apply to pre-approvals under this Section 4(e)(iii) as well, except that the

“total amount of revenues” calculation for Section 4(e)(iii) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)           The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)  100%

(c)  100%

(d)  100%

(f)           The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 100%.

(g)          The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $368,627 in 2012 and $268,445 in 2013.

(h)         The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)               Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)                Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                Not applicable.

(b)                               Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Matthews International Funds

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	March 6, 2014

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	March 6, 2014

* Print the name and title of each signing officer under his or her signature.